                                                                       Exhibit 5


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                     STOCK PURCHASE AND CONTRIBUTION AGREEMENT


                                    by and among


                 the Selling Stockholders listed herein, as Seller,
                    Kienow's Food Stores, Inc., as the Company,


                                        and


                 Western Real Estate Services, Inc., as Buyer, and
                  Western Investment Real Estate Trust, as Western


                           dated as of September 29, 1998.


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

                                  TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----
ARTICLE 1   DEFINITIONS; PURCHASE AND SALE; CLOSING . . . . . . . . . . .     1

     1.1    DEFINITIONS. . . . .. . . . . . . . . . . . . . . . . . . . .     2
     1.2    REDEMPTION OF SHARES OF STOCK PRIOR TO THE CLOSING. . . . . .     9
     1.3    TRANSFER OF STOCK BY SELLER . . . . . . . . . . . . . . . . .    10
     1.4    PURCHASE OF THE STOCK BY BUYER. . . . . . . . . . . . . . . .    10
            (a)   PURCHASE PRICE. . . . . . . . . . . . . . . . . . . . .    10
            (b)   ADJUSTMENT  . . . . . . . . . . . . . . . . . . . . . .    10
                  (i)    CLOSING BALANCE SHEET. . . . . . . . . . . . . .    10
                  (ii)   LINE ITEM VALUATION. . . . . . . . . . . . . . .    11
                  (iii)  ADJUSTMENT FACTOR. . . . . . . . . . . . . . . .    13
                  (iv)   FINAL CLOSING BALANCE SHEET; POST-CLOSING
                         RECONCILIATION . . . . . . . . . . . . . . . . .    13
                  (v)    PRE-CLOSING ESTIMATE . . . . . . . . . . . . . .    14
            (c)   ALLOCATION  . . . . . . . . . . . . . . . . . . . . . .    14
            (d)   PURCHASE PRICE ADJUSTMENT FUND. . . . . . . . . . . . .    15
     1.5    ELECTION TO RECEIVE DOWNREIT UNITS. . . . . . . . . . . . . .    15
            (a)   DOWNREIT ELECTION . . . . . . . . . . . . . . . . . . .    15
            (b)   ELECTION DEADLINE . . . . . . . . . . . . . . . . . . .    16
            (c)   FORMATION OF DOWNREIT; CONTRIBUTION TO DOWNREIT . . . .    16
            (d)   ELECTING STOCKHOLDER'S INVESTMENT REPRESENTATION. . . .    16
            (e)   PARTNERSHIP AGREEMENT . . . . . . . . . . . . . . . . .    16
            (f)   WITHDRAWAL OF DOWNREIT ELECTION . . . . . . . . . . . .    17
     1.6    DEPOSITS          . . . . . . . . . . . . . . . . . . . . . .    17
            (a)   PAYMENT . . . . . . . . . . . . . . . . . . . . . . . .    17
            (b)   REFUNDABILITY . . . . . . . . . . . . . . . . . . . . .    17
            (c)   PAID TO SELLER AT CLOSING . . . . . . . . . . . . . . .    17
            (d)   OTHERWISE PAID TO THE COMPANY . . . . . . . . . . . . .    17
     1.7    DUE DILIGENCE PERIOD. . . . . . . . . . . . . . . . . . . . .    17
     1.8    THE CLOSING . . . . . . . . . . . . . . . . . . . . . . . . .    18
     1.9    POSSIBLE RESTRUCTURING OF TRANSACTION . . . . . . . . . . . .    18

ARTICLE 2   REPRESENTATIONS AND WARRANTIES OF COMPANY . . . . . . . . . .    18

     2.1    ORGANIZATION OF THE COMPANY AND SUBSIDIARIES; POWER AND
            AUTHORITY; RELATED MATTERS. . . . . . . . . . . . . . . . . .    18
     2.2    STOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
     2.3    OWNERSHIP BY SELLING STOCKHOLDERS; ENFORCEABILITY OF
            PURCHASE AGREEMENT. . . . . . . . . . . . . . . . . . . . . .    19
            (a)   CURRENT HOLDINGS. . . . . . . . . . . . . . . . . . . .    19
            (b)   GOOD TITLE. . . . . . . . . . . . . . . . . . . . . . .    20
            (c)   POWER AND AUTHORITY . . . . . . . . . . . . . . . . . .    20
                  (i)    CORPORATE STATUS; AUTHORIZATION. . . . . . . . .    20
                  (ii)   ESTATE POWER AND AUTHORITY . . . . . . . . . . .    20
                  (iii)  INDIVIDUAL CAPACITY. . . . . . . . . . . . . . .    20

                                                                           PAGE
                                                                           ----
            (d)   TRANSFER. . . . . . . . . . . . . . . . . . . . . . . .    20
            (e)   EXECUTION; DELIVERY; ENFORCEABILITY . . . . . . . . . .    21
            (f)   NO CONTRARY LAWS OR ACTIONS . . . . . . . . . . . . . .    21
            (g)   NO CONFLICTS. . . . . . . . . . . . . . . . . . . . . .    21
     2.4    FINANCIAL STATEMENTS; CHANGES; CONTINGENCIES. . . . . . . . .    21
            (a)   FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . .    21
            (b)   INTERNALLY PREPARED INTERIM FINANCIAL STATEMENTS. . . .    22
            (c)   NO MATERIAL ADVERSE CHANGES . . . . . . . . . . . . . .    22
            (d)   NO UNACCOUNTED FOR LIABILITIES OR CONTINGENCIES . . . .    23
     2.5    TAX AND OTHER RETURNS AND REPORTS . . . . . . . . . . . . . .    23
     2.6    MATERIAL CONTRACTS. . . . . . . . . . . . . . . . . . . . . .    23
     2.7    REAL AND PERSONAL PROPERTY; RELATED MATTERS . . . . . . . . .    24
            (a)   CURRENT HOLDINGS. . . . . . . . . . . . . . . . . . . .    24
                  (i)    LAND. . . . .. . . . . . . . . . . . . . . . . .    24
                  (ii)   PARKING. . . . . . . . . . . . . . . . . . . . .    24
                  (iii)  IMPROVEMENTS . . . . . . . . . . . . . . . . . .    24
                  (iv)   LEASEHOLDS . . . . . . . . . . . . . . . . . . .    24
                  (v)    LEASES . . . . . . . . . . . . . . . . . . . . .    25
                  (vi)   PERSONAL PROPERTY. . . . . . . . . . . . . . . .    25
                  (vii)  PLANS AND DRAWINGS . . . . . . . . . . . . . . .    25
                  (viii) CONTRACT RIGHTS. . . . . . . . . . . . . . . . .    25
                  (ix)   OTHER RIGHTS . . . . . . . . . . . . . . . . . .    25
                  (x)    APPURTENANT RIGHTS . . . . . . . . . . . . . . .    26
            (b)   EXCLUDED ASSETS . . . . . . . . . . . . . . . . . . . .    26
            (c)   COMPLIANCE WITH LAWS. . . . . . . . . . . . . . . . . .    26
            (d)   DEFECTS . . . . . . . . . . . . . . . . . . . . . . . .    26
            (e)   ACTIONS PENDING . . . . . . . . . . . . . . . . . . . .    26
            (f)   TITLE . . . . . . . . . . . . . . . . . . . . . . . . .    26
            (g)   CONTINUING OBLIGATIONS. . . . . . . . . . . . . . . . .    27
            (h)   UTILITIES . . . . . . . . . . . . . . . . . . . . . . .    27
            (i)   CERTIFICATES OF OCCUPANCY . . . . . . . . . . . . . . .    27
            (j)   ENCUMBRANCES. . . . . . . . . . . . . . . . . . . . . .    27
            (k)   ENVIRONMENTAL COMPLIANCE. . . . . . . . . . . . . . . .    27
            (l)   LEASES. . . . . . . . . . . . . . . . . . . . . . . . .    28
            (m)   SUBLEASES PERMITTED . . . . . . . . . . . . . . . . . .    28
            (n)   CREDITWORTHINESS OF TENANTS . . . . . . . . . . . . . .    28
            (o)   SUBDIVISION AND ZONING OF LAND. . . . . . . . . . . . .    28
            (p)   BROKERAGE COMMISSIONS . . . . . . . . . . . . . . . . .    28
            (q)   CONSTRUCTION OF IMPROVEMENTS. . . . . . . . . . . . . .    29
            (r)   WETLANDS. . . . . . . . . . . . . . . . . . . . . . . .    29
            (s)   WELLS . . . . . . . . . . . . . . . . . . . . . . . . .    29
            (t)   RENT CONTROL. . . . . . . . . . . . . . . . . . . . . .    29
            (u)   PUNCHLIST . . . . . . . . . . . . . . . . . . . . . . .    29
     2.8    INTANGIBLE PROPERTY . . . . . . . . . . . . . . . . . . . . .    29

                                                                           PAGE
                                                                           ----
     2.9    AUTHORIZATION; NO CONFLICTS; ALL PERMITS. . . . . . . . . . .    29
            (a)   NO CHARTER VIOLATIONS . . . . . . . . . . . . . . . . .    30
            (b)   AUTHORIZATION BY THE COMPANY; ENFORCEABILITY; NO
                  CONFLICTS . . . . . . . . . . . . . . . . . . . . . . .    30
            (c)   PERMITS AND APPROVALS . . . . . . . . . . . . . . . . .    30
     2.10   LEGAL PROCEEDINGS AND CERTAIN LABOR MATTERS . . . . . . . . .    30
     2.11   MINUTE BOOKS. . . . . . . . . . . . . . . . . . . . . . . . .    31
     2.12   ACCOUNTING RECORDS. . . . . . . . . . . . . . . . . . . . . .    31
     2.13   INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . .    31
     2.14   PERMITS . . . . . . . . . . . . . . . . . . . . . . . . . . .    31
     2.15   COMPLIANCE WITH LAW . . . . . . . . . . . . . . . . . . . . .    31
            (a)   ORGANIZATION AND CONDUCT OF BUSINESS. . . . . . . . . .    31
            (b)   USE AND OPERATION OF PROPERTY . . . . . . . . . . . . .    32
            (c)   ABSENCE OF LOSSES CAUSED BY TORTIOUS NEGLIGENCE OR
                  MISCONDUCT. . . . . . . . . . . . . . . . . . . . . . .    32
     2.16   DIVIDENDS AND OTHER DISTRIBUTIONS . . . . . . . . . . . . . .    32
     2.17   EMPLOYEE BENEFITS . . . . . . . . . . . . . . . . . . . . . .    32
            (a)   EMPLOYEE BENEFIT PLANS, COLLECTIVE BARGAINING AND
                  EMPLOYEE AGREEMENTS, AND SIMILAR ARRANGEMENTS . . . . .    32
            (b)   QUALIFIED PLANS . . . . . . . . . . . . . . . . . . . .    33
            (c)   TITLE IV PLANS. . . . . . . . . . . . . . . . . . . . .    34
            (d)   MULTIEMPLOYER PENSION PLANS . . . . . . . . . . . . . .    35
            (e)   HEALTH PLANS. . . . . . . . . . . . . . . . . . . . . .    35
            (f)   FINES AND PENALTIES . . . . . . . . . . . . . . . . . .    35
     2.18   CERTAIN INTERESTS . . . . . . . . . . . . . . . . . . . . . .    35
     2.19   INTERCOMPANY TRANSACTIONS; TRANSACTIONS WITH SELLING
            STOCKHOLDERS AND THEIR AFFILIATES . . . . . . . . . . . . . .    36
     2.20   BANK ACCOUNTS, POWERS, ETC. . . . . . . . . . . . . . . . . .    36
     2.21   NO BROKERS OR FINDERS . . . . . . . . . . . . . . . . . . . .    36
     2.22   ACCURACY OF INFORMATION . . . . . . . . . . . . . . . . . . .    36
     2.23   INVENTORIES . . . . . . . . . . . . . . . . . . . . . . . . .    37
     2.24   RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . .    37
     2.25   SUPPLIERS . . . . . . . . . . . . . . . . . . . . . . . . . .    37
     2.26   BANKRUPTCY. . . . . . . . . . . . . . . . . . . . . . . . . .    37
     2.27   SETTLEMENT AGREEMENT. . . . . . . . . . . . . . . . . . . . .    37
     2.28   REVIEW OF THIS AGREEMENT. . . . . . . . . . . . . . . . . . .    37
     2.29   CERTIFICATES. . . . . . . . . . . . . . . . . . . . . . . . .    38
     2.30   CERTAIN TAX MATTERS . . . . . . . . . . . . . . . . . . . . .    38
            (a)   NO TAX LIABILITY. . . . . . . . . . . . . . . . . . . .    38
            (b)   AUDIT MATTERS . . . . . . . . . . . . . . . . . . . . .    38
     2.31   WARN ACT. . . . . . . . . . . . . . . . . . . . . . . . . . .    38
     2.32   UNANTICIPATED LIABILITIES . . . . . . . . . . . . . . . . . .    39

                                                                           PAGE
                                                                           ----
ARTICLE 3   REPRESENTATIONS AND WARRANTIES OF BUYER AND WESTERN . . . . .    39

     3.1    ORGANIZATION AND RELATED MATTERS. . . . . . . . . . . . . . .    39
     3.2    DOWNREIT INTERESTS. . . . . . . . . . . . . . . . . . . . . .    39
     3.3    DOWNREIT'S CONTRIBUTED PROPERTIES . . . . . . . . . . . . . .    40
     3.4    AUTHORIZATION . . . . . . . . . . . . . . . . . . . . . . . .    40
     3.5    PERMITS AND APPROVALS . . . . . . . . . . . . . . . . . . . .    40
     3.6    NO CONFLICTS. . . . . . . . . . . . . . . . . . . . . . . . .    40
     3.7    NO BROKERS OR FINDERS . . . . . . . . . . . . . . . . . . . .    40
     3.8    LEGAL PROCEEDINGS . . . . . . . . . . . . . . . . . . . . . .    41
     3.9    ACCURACY OF INFORMATION . . . . . . . . . . . . . . . . . . .    41
     3.10   AVAILABILITY OF PURCHASE PRICE. . . . . . . . . . . . . . . .    41

ARTICLE 4   DUE DILIGENCE . . . . . . . . . . . . . . . . . . . . . . . .    41

     4.1    DUE DILIGENCE CONDITIONS PRECEDENT. . . . . . . . . . . . . .    41
            (a)   PHYSICAL CONDITION OF THE PROPERTY. . . . . . . . . . .    41
            (b)   RENT ROLL . . . . . . . . . . . . . . . . . . . . . . .    42
            (c)   LEASE REVIEW. . . . . . . . . . . . . . . . . . . . . .    42
            (d)   BUDGET. . . . . . . . . . . . . . . . . . . . . . . . .    42
            (e)   CURRENT PRELIMINARY TITLE REPORTS . . . . . . . . . . .    42
            (f)   TITLE POLICIES. . . . . . . . . . . . . . . . . . . . .    42
            (g)   PROJECT PLANS . . . . . . . . . . . . . . . . . . . . .    42
            (h)   SURVEY. . . . . . . . . . . . . . . . . . . . . . . . .    42
            (i)   TENANT'S ESTOPPEL CERTIFICATES. . . . . . . . . . . . .    42
            (j)   LESSOR'S ESTOPPEL CERTIFICATES. . . . . . . . . . . . .    43
            (k)   RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . .    43
            (l)   COLLECTIVE BARGAINING AGREEMENTS. . . . . . . . . . . .    43
            (m)   EMPLOYEE BENEFIT PLANS. . . . . . . . . . . . . . . . .    43
            (n)   OTHER DOCUMENTS . . . . . . . . . . . . . . . . . . . .    43
            (o)   UNEXPIRED CONCESSIONS . . . . . . . . . . . . . . . . .    44
            (p)   ENVIRONMENTAL REPORTS . . . . . . . . . . . . . . . . .    44
            (q)   ESTIMATED CLOSING BALANCE SHEET . . . . . . . . . . . .    44
            (r)   SUPPLEMENTAL DISCLOSURE SCHEDULE. . . . . . . . . . . .    44
     4.2    SELLER'S ACKNOWLEDGMENT . . . . . . . . . . . . . . . . . . .    44

ARTICLE 5   COVENANTS WITH RESPECT TO CONDUCT OF THE COMPANY AND ITS
            SUBSIDIARIES PRIOR TO CLOSING AND CERTAIN OTHER MATTERS . . .    44

     5.1    ACCESS. . . . . . . . . . . . . . . . . . . . . . . . . . . .    44
            (a)   GENERALLY . . . . . . . . . . . . . . . . . . . . . . .    44
                  (i)    PHYSICAL ACCESS. . . . . . . . . . . . . . . . .    45
                  (ii)   INTERVIEWS . . . . . . . . . . . . . . . . . . .    45

                                                                           PAGE
                                                                           ----
            (b)   SPECIFIC AUTHORIZATION. . . . . . . . . . . . . . . . .    45
            (c)   FINANCIAL ACCESS. . . . . . . . . . . . . . . . . . . .    45
     5.2    NOTICE OF BOARD MEETINGS. . . . . . . . . . . . . . . . . . .    45
     5.3    SPECIFIC DELIVERIES . . . . . . . . . . . . . . . . . . . . .    46
            (a)   ESTIMATED CLOSING BALANCE SHEET . . . . . . . . . . . .    46
            (b)   CHARTER DOCUMENTS . . . . . . . . . . . . . . . . . . .    46
            (c)   MINUTE BOOKS. . . . . . . . . . . . . . . . . . . . . .    46
            (d)   STOCK RECORD BOOKS. . . . . . . . . . . . . . . . . . .    46
            (e)   TAX RETURNS . . . . . . . . . . . . . . . . . . . . . .    46
            (f)   SUBSIDIARIES' FINANCIAL STATEMENTS. . . . . . . . . . .    46
            (g)   MATERIAL CONTRACTS. . . . . . . . . . . . . . . . . . .    46
            (h)   ENVIRONMENTAL REPORTS . . . . . . . . . . . . . . . . .    46
            (i)   INSURANCE POLICIES. . . . . . . . . . . . . . . . . . .    47
            (j)   CERTIFIED RENT ROLL . . . . . . . . . . . . . . . . . .    47
            (k)   LEASES. . . . . . . . . . . . . . . . . . . . . . . . .    47
            (l)   LEASE GUARANTIES. . . . . . . . . . . . . . . . . . . .    47
            (m)   TENANT CORRESPONDENCE . . . . . . . . . . . . . . . . .    47
            (n)   TENANT FINANCIAL STATEMENTS . . . . . . . . . . . . . .    47
            (o)   BUDGET. . . . . . . . . . . . . . . . . . . . . . . . .    47
            (p)   TITLE REPORTS . . . . . . . . . . . . . . . . . . . . .    47
            (q)   TITLE POLICIES. . . . . . . . . . . . . . . . . . . . .    47
            (r)   PROJECT PLANS . . . . . . . . . . . . . . . . . . . . .    47
            (s)   [RESERVED]. . . . . . . . . . . . . . . . . . . . . . .    47
            (t)   TENANT'S ESTOPPEL CERTIFICATES. . . . . . . . . . . . .    47
            (u)   LESSOR'S ESTOPPEL CERTIFICATES. . . . . . . . . . . . .    47
            (v)   CERTIFICATES OF OCCUPANCY . . . . . . . . . . . . . . .    47
            (w)   WARRANTIES. . . . . . . . . . . . . . . . . . . . . . .    47
            (x)   SUPPLEMENTAL SELLER'S DISCLOSURE SCHEDULE . . . . . . .    48
            (y)   OTHER REQUESTS. . . . . . . . . . . . . . . . . . . . .    48
     5.4    MATERIAL ADVERSE CHANGES; REPORTS; FINANCIAL STATEMENTS . . .    48
            (a)   NOTICE. . . . . . . . . . . . . . . . . . . . . . . . .    48
            (b)   DELIVERY OF REPORTS . . . . . . . . . . . . . . . . . .    48
     5.5    CONDUCT OF BUSINESS . . . . . . . . . . . . . . . . . . . . .    48
     5.6    NOTIFICATION OF CERTAIN MATTERS . . . . . . . . . . . . . . .    50
     5.7    PERMITS AND APPROVALS . . . . . . . . . . . . . . . . . . . .    51
     5.8    PRESERVATION OF BUSINESS PRIOR TO CLOSING DATE. . . . . . . .    51
     5.9    GOVERNMENT FILINGS. . . . . . . . . . . . . . . . . . . . . .    51
            (a)   ALL PERMITS TO BE OBTAINED. . . . . . . . . . . . . . .    51
            (b)   HART-SCOTT-RODINO ACT . . . . . . . . . . . . . . . . .    51
                  (i)    NO FILING NECESSARY. . . . . . . . . . . . . . .    51
                  (ii)   PRE-MERGER NOTIFICATION FILINGS. . . . . . . . .    52
     5.10   INTERCOMPANY AND AFFILIATE LIABILITIES. . . . . . . . . . . .    52
            (a)   NO RECENT CONTRIBUTIONS . . . . . . . . . . . . . . . .    52
            (b)   NO RECENT CANCELLATIONS . . . . . . . . . . . . . . . .    52

                                                                           PAGE
                                                                           ----
     5.11   TERMINATION/RETENTION OF EMPLOYEES; WARN ACT. . . . . . . . .    52
            (a)   RETENTION OF KEY EXECUTIVES; EMPLOYMENT AGREEMENTS. . .    52
            (b)   COSTS OF TRANSITION TO THIRD-PARTY LESSEES. . . . . . .    53
            (c)   WARN ACT NOTICES. . . . . . . . . . . . . . . . . . . .    54

ARTICLE 6   ADDITIONAL CONTINUING COVENANTS . . . . . . . . . . . . . . .    54

     6.1    NONDISCLOSURE OF PROPRIETARY DATA . . . . . . . . . . . . . .    54
     6.2    FEDERAL SECURITIES LAW DISCLOSURE COOPERATION . . . . . . . .    54
     6.3    TAX COOPERATION . . . . . . . . . . . . . . . . . . . . . . .    55
     6.4    REPRESENTATIVE. . . . . . . . . . . . . . . . . . . . . . . .    55
     6.5    RELEASE . . . . . . . . . . . . . . . . . . . . . . . . . . .    56
            (a)   AGREEMENT . . . . . . . . . . . . . . . . . . . . . . .    56
            (b)   WAIVER. . . . . . . . . . . . . . . . . . . . . . . . .    56
     6.6    AGREEMENT TO CONVEY RIGHTS TO THE NAME "KIENOW'S. . . . . . .    56

ARTICLE 7   CONDITIONS TO CLOSING . . . . . . . . . . . . . . . . . . . .    56

     7.1    GENERAL CONDITIONS .  . . . . . . . . . . . . . . . . . . . .    56
            (a)   NO ORDERS; LEGAL PROCEEDINGS. . . . . . . . . . . . . .    56
            (b)   APPROVALS . . . . . . . . . . . . . . . . . . . . . . .    57
            (c)   RESOLUTION OF ALL OPEN ISSUES . . . . . . . . . . . . .    57
     7.2    CONDITIONS TO OBLIGATIONS OF BUYER. . . . . . . . . . . . . .    57
            (a)   TENDER OF ALL STOCK . . . . . . . . . . . . . . . . . .    57
            (b)   REPRESENTATIONS AND WARRANTIES AND COVENANTS OF
                  SELLER. . . . . . . . . . . . . . . . . . . . . . . . .    57
            (c)   NO MATERIAL ADVERSE CHANGE. . . . . . . . . . . . . . .    57
            (d)   DUE DILIGENCE . . . . . . . . . . . . . . . . . . . . .    58
            (e)   NO DISPUTES BETWEEN SELLING STOCKHOLDERS. . . . . . . .    58
            (f)   OPINION OF COUNSEL TO THE COMPANY . . . . . . . . . . .    58
            (g)   CONSENTS. . . . . . . . . . . . . . . . . . . . . . . .    58
            (h)   HART-SCOTT-RODINO ACT . . . . . . . . . . . . . . . . .    58
                  (i)    HSR COMPLIANCE . . . . . . . . . . . . . . . . .    58
                  (ii)   FTC APPROVAL MATTERS . . . . . . . . . . . . . .    58
                         (1)  FTC NO-ACTION LETTER. . . . . . . . . . . .    58
                         (2)  FTC APPROVAL LETTER . . . . . . . . . . . .    58
                         (3)  EXTENSION LETTER. . . . . . . . . . . . . .    58
                         (4)  NO FTC LETTER . . . . . . . . . . . . . . .    59
                  (iii)  ANTITRUST DIVISION APPROVAL. . . . . . . . . . .    59
                         (1)  GRANT OF EARLY TERMINATION REQUEST. . . . .    59
                         (2)  NO OBJECTION LETTER . . . . . . . . . . . .    59
                         (3)  EXTENSION LETTER. . . . . . . . . . . . . .    59
                         (4)  NO ANTITRUST DIVISION LETTER. . . . . . . .    59
            (i)   CLOSING BALANCE SHEET . . . . . . . . . . . . . . . . .    59
            (j)   COMFORT LETTER. . . . . . . . . . . . . . . . . . . . .    59
            (k)   NO UNRESOLVED OBJECTION FROM BUYER'S ACCOUNTANTS. . . .    59

                                                                           PAGE
                                                                           ----
            (l)   RESIGNATION OF DIRECTORS AND CERTAIN OFFICERS AND
                  TERMINATION OF EMPLOYEES. . . . . . . . . . . . . . . .    60
            (m)   EMPLOYMENT AGREEMENTS . . . . . . . . . . . . . . . . .    60
            (n)   LEASES . .  . . . . . . . . . . . . . . . . . . . . . .    60
            (o)   NO REGULATORY CHANGES . . . . . . . . . . . . . . . . .    60
            (p)   INVESTOR SUITABILITY QUESTIONNAIRE. . . . . . . . . . .    60
            (q)   ABILITY TO CONDUCT AUDITS REQUIRED BY FEDERAL
                  SECURITIES LAWS . . . . . . . . . . . . . . . . . . . .    60
            (r)   ENVIRONMENTAL RESERVE . . . . . . . . . . . . . . . . .    61
            (s)   SUPPLEMENTAL DISCLOSURE SCHEDULE. . . . . . . . . . . .    61
     7.3    CONDITIONS TO OBLIGATIONS OF SELLER . . . . . . . . . . . . .    61
            (a)   REPRESENTATIONS AND WARRANTIES AND COVENANTS OF BUYER
                  AND WESTERN . . . . . . . . . . . . . . . . . . . . . .    61
            (b)   OPINION OF COUNSEL TO WESTERN AND BUYER . . . . . . . .    61
            (c)   CONSENTS. . . . . . . . . . . . . . . . . . . . . . . .    61
            (d)   ENVIRONMENTAL RESERVE . . . . . . . . . . . . . . . . .    62

ARTICLE 8   TERMINATION OF OBLIGATIONS; SURVIVAL. . . . . . . . . . . . .    62

     8.1    TERMINATION UPON FAILURE OF DUE DILIGENCE CONDITIONS
            PRECEDENT . . . . . . . . . . . . . . . . . . . . . . . . . .    62
            (a)   LACK OF APPROVAL BY BUYER . . . . . . . . . . . . . . .    62
            (b)   WRITTEN DISAPPROVAL BY BUYER. . . . . . . . . . . . . .    62
     8.2    OTHER GROUNDS FOR TERMINATION . . . . . . . . . . . . . . . .    62
            (a)   MUTUAL CONSENT. . . . . . . . . . . . . . . . . . . . .    63
            (b)   CONDITIONS TO BUYER'S PERFORMANCE NOT MET . . . . . . .    63
            (c)   CONDITIONS TO SELLER'S PERFORMANCE NOT MET. . . . . . .    63
            (d)   INACCURATE INFORMATION FROM SELLER OR THE COMPANY . . .    63
            (e)   INACCURATE INFORMATION FROM BUYER OR WESTERN. . . . . .    63
            (f)   MATERIAL BREACH . . . . . . . . . . . . . . . . . . . .    63
            (g)   FORCE MAJEURE . . . . . . . . . . . . . . . . . . . . .    63
     8.3    EFFECT OF TERMINATION . . . . . . . . . . . . . . . . . . . .    64
     8.4    SURVIVAL OF REPRESENTATIONS AND WARRANTIES. . . . . . . . . .    64
     8.5    ENFORCEABILITY OF REPRESENTATIONS AND WARRANTIES AGAINST
            SELLER BY CERTAIN THIRD-PARTIES . . . . . . . . . . . . . . .    64

ARTICLE 9   INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . .    65

     9.1    OBLIGATIONS OF SELLER . . . . . . . . . . . . . . . . . . . .    65
     9.2    OBLIGATIONS OF BUYER. . . . . . . . . . . . . . . . . . . . .    65
     9.3    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    65
     9.4    PROCEDURE . . . . . . . . . . . . . . . . . . . . . . . . . .    65
            (a)   NOTICE. . . . . . . . . . . . . . . . . . . . . . . . .    65
            (b)   DEFENSE . . . . . . . . . . . . . . . . . . . . . . . .    65
            (c)   TAX ADJUSTMENTS . . . . . . . . . . . . . . . . . . . .    66
            (d)   INSURANCE MATTERS . . . . . . . . . . . . . . . . . . .    67
     9.5    SURVIVAL. . . . . . . . . . . . . . . . . . . . . . . . . . .    67

                                                                           PAGE
                                                                           ----
     9.6    NOTICE. . . . . . . . . . . . . . . . . . . . . . . . . . . .    67
     9.7    NOT EXCLUSIVE REMEDY  . . . . . . . . . . . . . . . . . . . .    67
     9.8    CERTAIN OFFSET PROHIBITED . . . . . . . . . . . . . . . . . .    67
     9.9    SELLING STOCKHOLDERS' PROPORTIONATE LIABILITY . . . . . . . .    68
     9.10   LIMITATION ON OBLIGATIONS . . . . . . . . . . . . . . . . . .    68
            (a)   DE MINIMIS THRESHOLDS . . . . . . . . . . . . . . . . .    68
            (b)   LIABILITY CAP; SEVERAL AND NOT JOINT. . . . . . . . . .    68
     9.11   LIMITATION ON OBLIGATIONS OF THE COMPANY. . . . . . . . . . .    68

ARTICLE 10  GENERAL. .  . . . . . . . . . . . . . . . . . . . . . . . . .    68

     10.1   AMENDMENTS; WAIVERS . . . . . . . . . . . . . . . . . . . . .    69
     10.2   SCHEDULES; EXHIBITS; INTEGRATION. . . . . . . . . . . . . . .    69
     10.3   BEST EFFORTS; FURTHER ASSURANCES. . . . . . . . . . . . . . .    69
            (a)   STANDARD. . . . . . . . . . . . . . . . . . . . . . . .    69
            (b)   LIMITATION. . . . . . . . . . . . . . . . . . . . . . .    69
     10.4   GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . .    69
            (a)   CHOICE OF LAW . . . . . . . . . . . . . . . . . . . . .    69
            (b)   CONSENT TO JURISDICTION . . . . . . . . . . . . . . . .    70
     10.5   NO ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . .    70
     10.6   HEADINGS. . . . . . . . . . . . . . . . . . . . . . . . . . .    70
     10.7   COUNTERPARTS. . . . . . . . . . . . . . . . . . . . . . . . .    70
     10.8   PUBLICITY AND REPORTS . . . . . . . . . . . . . . . . . . . .    70
     10.9   CONFIDENTIALITY . . . . . . . . . . . . . . . . . . . . . . .    70
     10.10  INVESTMENT REPRESENTATION . . . . . . . . . . . . . . . . . .    71
     10.11  PARTIES IN INTEREST . . . . . . . . . . . . . . . . . . . . .    71
     10.12  PERFORMANCE BY SUBSIDIARIES . . . . . . . . . . . . . . . . .    71
     10.13  WESTERN GUARANTY. . . . . . . . . . . . . . . . . . . . . . .    71
     10.14  NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . .    71
     10.15  EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . .    73
     10.16  REMEDIES; WAIVER. . . . . . . . . . . . . . . . . . . . . . .    73
     10.17  ATTORNEY'S FEES . . . . . . . . . . . . . . . . . . . . . . .    73
     10.18  KNOWLEDGE CONVENTION. . . . . . . . . . . . . . . . . . . . .    74
     10.19  REPRESENTATION BY COUNSEL; INTERPRETATION . . . . . . . . . .    74
     10.20  SPECIFIC PERFORMANCE. . . . . . . . . . . . . . . . . . . . .    74
     10.21  SEVERABILITY 74
     10.22  NO CONSEQUENTIAL DAMAGES. . . . . . . . . . . . . . . . . . .    74


SIGNATURES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   S-1

ACKNOWLEDGEMENT OF SELLER

SPOUSAL CONSENT

                                      SCHEDULES

SCHEDULE 1.0          Selling Stockholders
SCHEDULE 1.4          Estimated Closing Balance Sheet
SCHEDULE 2.0          Seller's Disclosure Schedule
SCHEDULE 2.1          Certain Information Regarding the Company and Subsidiaries
SCHEDULE 2.2          Company's Equity Interests in Non-Subsidiaries
SCHEDULE 2.4          Certain Liabilities Not Reflected in Most Recent Balance
                      Sheet
SCHEDULE 2.5          Certain Tax Information
SCHEDULE 2.6          Certain Material Contracts
SCHEDULE 2.7(a)(i)    Land Owned in Fee Simple by Company and Subsidiaries
SCHEDULE 2.7(a)(iii)  Improvements
SCHEDULE 2.7(a)(iv)   Leaseholds
SCHEDULE 2.7(a)(v)    Rent Roll
SCHEDULE 2.7(a)(vi)   Certain Personal Property
SCHEDULE 2.7(b)       Excluded Assets
SCHEDULE 2.7(c)       Compliance With Laws
SCHEDULE 2.7(d)       Defects
SCHEDULE 2.7(g)       Development Obligations
SCHEDULE 2.7(k)       List of Environmental Reports
SCHEDULE 2.8          Intangible Property
SCHEDULE 2.9          Permits and Approvals
SCHEDULE 2.10         Certain Orders, Actions and Labor Matters
SCHEDULE 2.13         Insurance Policies, Bonds, Premiums and Coverage Dates
SCHEDULE 2.17         Employee Benefit Plans
SCHEDULE 2.19         Intercompany Transactions
SCHEDULE 2.20         Financial Accounts; Persons with Signature Authority or
                      Other Access; Summary of Terms
SCHEDULE 2.24         Aging List of All Receivables of Company and Subsidiaries
SCHEDULE 2.25         Certain Information Regarding Suppliers
SCHEDULE 3.0          Buyer's Disclosure Schedule
SCHEDULE 5.10         Contributions of Assets and Cancellations of Intercompany
                      Loans or Extensions of Credit

                                      EXHIBITS

EXHIBIT A             Form of DownREIT Investor Suitability Questionnaire
EXHIBIT B             Form of DownREIT Partnership Agreement
EXHIBIT C             Form of Opinion of Counsel to Seller
EXHIBIT D             Substance of Letter of Independent Accountants
EXHIBIT E             Surveyor's Certification and Specifications
EXHIBIT F             Form of Tenant's Estoppel Certificate
EXHIBIT G             Form of Certificate
EXHIBIT H             Form of Opinion of Buyer's Counsel
EXHIBIT I             Substance of Closing Balance Sheet Letter of Independent
                      Accountants
EXHIBIT J             Substance of Rule 3-14 Audit Representation Letter

                     STOCK PURCHASE AND CONTRIBUTION AGREEMENT

          THIS STOCK PURCHASE AND CONTRIBUTION AGREEMENT is entered into as of September 29, 1998, by and among (i) Western Investment Real Estate Trust, a California trust ("Western") that has elected to be taxed as a real estate investment trust under the Code, (ii) Western Real Estate Services, Inc., a California corporation ("Buyer"), (iii) Kienow's Food Stores, Inc., an Oregon corporation (the "Company"), and (iv) each of the persons or entities listed in
SCHEDULE 1.0 to this Agreement (each a "Selling Stockholder" and collectively "Seller").

          THE PARTIES ENTER THIS AGREEMENT on the basis of the following facts, understandings and intentions:

          A. Seller owns all of the issued and outstanding capital stock of the Company; and

          B. Seller desires to sell, and Buyer desires to buy, all of the issued and outstanding capital stock of the Company for the consideration set forth in this Agreement and on the terms and conditions set forth in this Agreement.

          NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties to this Agreement agree as follows:

                                     ARTICLE 1
                      DEFINITIONS; PURCHASE AND SALE; CLOSING

          1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article 1 have the meanings assigned to them in this Article 1 and include the plural as well as the singular;

          (b) all accounting terms not otherwise defined in this Agreement have the meanings assigned under generally accepted accounting principles;

          (c) all references in this Agreement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Agreement;

          (d) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms; and

          (e) the words "herein," "hereof," "hereby" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.

          As used in this Agreement and the Exhibits and Schedules delivered pursuant to this Agreement, the following definitions shall apply.

          "Accountants" means DeLap White Caldwell & Croy LLP, independent certified public accountants to the Company.

          "Action" means any action, complaint, petition, investigation, suit or other proceeding, whether civil or criminal, in law or in equity, or before any arbitrator or Governmental Entity.

          "Adjustment Factor" has the meaning set forth in Section 1.4(iii).

          "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified Person.

          "Agreement" means this Stock Purchase and Contribution Agreement by and among Buyer, Western, the Company and Seller, as amended or supplemented in a writing signed by all of the parties to this Agreement, together with all Exhibits and Schedules attached or incorporated by reference.

          "Antitrust Division Extension Letter" has the meaning set forth in
Section 7.2(h)(iii)(3).

          "Antitrust Division No-Objection Letter" has the meaning set forth in
Section 7.2(h)(iii)(2).

          "Approval" means any approval, authorization, consent, qualification or registration, or any waiver of any of the foregoing, required to be obtained from, or any notice, statement or other communication required to be filed with or delivered to, any Governmental Entity or any other Person.

          "Appurtenant Rights" has the meaning set forth in Section 2.7(a)(x).

          "Associate" of a Person means

                (i) a corporation or organization (other than the Company or a party to this Agreement) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities;

                (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity; and

                (iii) any relative or spouse of such person or any relative of such spouse.

          "Business" means the business of the Company or any Subsidiary, and shall be deemed to include any of the following incidents of such business: income, cash flow, operations, condition (financial or other), assets and properties, anticipated revenues and income, prospects, liabilities, and personnel and management.

          "Buyer" has the meaning set forth in the introductory paragraph.

          "Buyer's Accountants" means the accountants and auditors, both internal staff and one or more external firms, retained by Buyer from time to time in its sole discretion.

          "Buyer's Disclosure Schedule" has the meaning set forth in the introductory paragraph to Article 3.

          "Buyer's Pre-Merger Notice" has the meaning set forth in Section 5.9(b)(ii).

          "Certificates of Occupancy" has the meaning set forth in Section
4.1(m).

          "Certified Rent Roll" has the meaning set forth in Section 4.1(b).

          "Closing" means the consummation of the purchase and sale of the Stock under this Agreement.

          "Closing Balance Sheet" has the meaning set forth in Section
1.4(b)(i).

          "Closing Date" has the meaning set forth in Section 1.8.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Commission" has the meaning set forth in Section 6.2.

          "Common Stock" shall mean the Company's common stock, no par value.

          "Company" has the meaning set forth in the introductory paragraph.

          "Completed Development Obligations" has the meaning set forth in
Section 2.7(g).

          "Continuing Development Obligations" has the meaning set forth in
Section 2.7(g).

          "Contract" means any agreement, arrangement, bond, commitment, franchise, indemnity, indenture, instrument, lease, license or understanding, whether or not in writing.

          "Contract Rights" has the meaning set forth in Section 2.7(a)(viii).

          "Cure Period" has the meaning set forth in Section 8.1(a).

          "Deposits" has the meaning set forth in Section 1.6(a).

          "Disclosure Schedule" means the Buyer's Disclosure Schedule or the Seller's Disclosure Schedule, as the case may be. The Sections of each Disclosure Schedule shall be numbered to correspond to the applicable Section of this Agreement and, together with all matters under such heading, shall be deemed to qualify ONLY that section.

          "DownREIT" means a limited partnership which Buyer or an Affiliate of Buyer may form pursuant to Section 1.5.

          "DownREIT Election" has the meaning set forth in Section 1.5(a).

          "DownREIT Unit" means a unit of limited partnership interest in the DownREIT.

          "Due Diligence Period" has its meaning set forth in Section 1.7.


"Due Diligence Condition Precedent" has the meaning set forth in Section 4.1.

          "Electing Stockholder" has the meaning set forth in Section 1.5(a).

          "Employee Pension Benefit Plan" has the meaning set forth in Section 2.17(6)(b)(1), including, without limitation, all Plans listed in Schedule 2.17(b).

          "Employee Retention Letter" has the meaning set forth in Section 5.11(a).

          "Encumbrance" means any claim, charge, easement, encumbrance, lease, covenant, security interest, lien, option, pledge, rights of others, or restriction (whether on voting, sale, transfer, disposition or otherwise), whether imposed by agreement, understanding, law, equity or otherwise, except for any restrictions on transfer generally arising under any applicable federal or state securities law.

          "Equity Securities" means any capital stock or other equity interest or any securities convertible into or exchangeable for capital stock or any other rights, warrants or options to acquire any of the foregoing securities.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related regulations and published interpretations.

          "ERISA Affiliate" has the meaning set forth in Section 2.17(c)(2).

          "Estate" has its meaning set forth in Section 2.3(c)(ii).


"Escrow Agent" has the meaning set forth in Section 1.6(a).

          "Estimated Closing Balance Sheet" has the meaning set forth in Section 1.4(b)(v).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Excluded Assets" has the meaning set forth in Section 2.7(b).

          "Fair Market Value of one Western Common Share" has the meaning set forth in Section 1.5(a).

          "Final Closing Balance Sheet" has the meaning set forth in Section 1.4(b)(iv).

          "First Deposit Date" has its meaning set forth in Section 1.6(a).

          "FTC Approval Letter" has its meaning set forth in Section 7.2(h)(ii)(2).

          "FTC Extension Letter" has its meaning set forth in Section 7.2(h)(ii)(3).

          "FTC No Action Letter" has its meaning set forth in Section 7.2(h)(ii)(1).

          "GAAP" means generally accepted accounting principles in the United States, as in effect from time to time.

          "Governmental Entity" means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign, including, without limitation, the United States Senate and House of Representatives and committees and subcommittees thereof.

          "Grant of Early Termination Request" has its meaning set forth in
Section 7.2(h)(iii)(1).

          "Hart-Scott-Rodino Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the related regulations and published interpretations.

          "Hazardous Substance" means substances that are defined or listed in, or otherwise classified pursuant to, any applicable Laws as "hazardous substances," "hazardous materials," "hazardous wastes" or "toxic substances," or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, radioactivity, carcinogenicity, reproductive toxicity or "EP toxicity," and petroleum and drilling fluids, produced waters and other wastes associated with the exploration, development, or production of crude oil, natural gas or geothermal energy.

          "HSR Compliance" has the meaning set forth in Section 7.2(h)(i).

          "Improvements" has the meaning set forth in Section 2.7(a)(iii).

          "Indemnifiable Claim" means any Loss for or against which any party is entitled to indemnification under this Agreement; "Indemnified Party" means the party entitled to indemnity hereunder; and "Indemnifying Party" means the party obligated to provide indemnification hereunder.

          "Indemnifying Party" has the meaning set forth in Section 9.4(a).

          "Intangible Property" means any trade secret, secret process or other confidential information or know-how and any and all Marks, Permits, goodwill, business information, technologies, methods, formulations, databases, inventions, customer lists and files and advertising and marketing programs and plans..

          "IRS" means the Internal Revenue Service or any successor entity.

          "Labor Matters" has the meaning set forth in Section 2.10.

          "Land" has the meaning set forth in Section 2.7(a)(i).

          "Law" means any constitutional provision, statute or other law, rule, regulation, or interpretation of any Governmental Entity and any Order.

          "Leaseholds" has the meaning set forth in Section 2.7(a)(iv).

          "Leases" has the meaning set forth in Section 2.7(a)(v).

          "Lessor's Estoppel Certificates" has the meaning set forth in Section 4.1(j).

          "Loss" means any action, cost, damage, disbursement, expense, liability, loss, deficiency, diminution in value, obligation, penalty or settlement of any kind or nature, whether foreseeable or unforeseeable, including, but not limited to, actual interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses incurred in the investigation, collection, prosecution and defense of claims and amounts paid in settlement, that may be imposed on or otherwise incurred or suffered by the specified person.

          "Mark" means any brand name, copyright, patent, service mark, trademark, tradename, and all registrations or application for registration of any of the foregoing.

          "Material Adverse Change" has the meaning set forth in Section 2.4(c).

          "Material Contract" means any Contract material to the Business of the subject person as of or after the date of this Agreement and includes, but is not limited to, those contracts deemed material by Section 2.6.

          "Material Defects" has the meaning set forth in Section 2.7(d).

          "Net Tax Benefit" has the meaning set forth in Section 9.4(c)(ii).

          "No Antitrust Division Letter" has the meaning set forth in Section 7.2(h)(iii)(4).

          "No FTC Letter" has the meaning set forth in Section 7.2(h)(ii)(4).

          "Order" means any decree, injunction, judgment, order, ruling, assessment or writ.

          "Parking Facilities" has the meaning set forth in Section 2.7(a)(ii).

          "Partnership Agreement" has the meaning set forth in Section 1.5(b).

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

          "Permit" means any license, permit, franchise, certificate of authority, or order, or any waiver of the foregoing, required to be issued by any Governmental Entity.

          "Permitted Exceptions" has the meaning set forth in 1.4(b).

          "Person" means an association, a corporation, an individual, a partnership, a trust or any other entity or organization, including a Governmental Entity.

          "Personal Property" has the meaning set forth in Section 2.7(a)(vi).

          "Plans" has the meaning set forth in Section 2.7(a)(vii).

          "Pre-Redemption Purchase Price" has the meaning set forth in Section 1.4(a).

          "Previous Accountants" means Ternberg & Coombs LLP, independent certified public accountants to the Company prior to the Company's engagement of the Accountants.

          "Project Plans" has the meaning set forth in Section 4.1(g).

          "Property" has the meaning set forth in Section 2.7(a)(x).

          "Purchase Price" has the meaning set forth in Section 1.4(a).

          "Purchase Price Adjustment Fund" has the meaning set forth in
Section 1.4(d).

          "Realty" has the meaning set forth in Section 2.7(a)(v).

          "Redemption Payment" has the meaning set forth in Section 1.2.

          "REIT" means a real estate investment trust under the Code.

          "Releasees" has the meaning set forth in Section 6.5(a).

          "Rent Roll" has the meaning set forth in Section 2.7(a)(v).

          "Representative" has the meaning set forth in Section 6.4

          "Rights" has the meaning set forth in Section 2.79(a)(ix).

          "Scheduled Closing Date" has the meaning set forth in Section 1.6(a) as may be modified by Section 8.1

          "SEC" means the Securities and Exchange Commission or any successor entity.

          "Second Deposit Date" has its meaning set forth in Section 1.6(a).

          "Securities Act" means the Securities Act of 1933, as amended.

          "Seller" has the meaning set forth in the introductory paragraph.

          "Seller's Disclosure Schedule" has the meaning set forth in the introductory paragraph to Article 2.

          "Seller's Pre-Merger Notice" has the meaning set forth in Section 5.9(b)(ii).

          "Selling Stockholder" has the meaning set forth in the introductory paragraph.

          "Settlement Agreement" means that certain Settlement Agreement among the Company and its shareholders dated as of December 15, 1997, as the same may be amended from time to time; PROVIDED, HOWEVER, that any amendment that would materially disadvantage Buyer, Western or the Company shall not become effective until approved by Buyer or Western, which approval shall not be unreasonably withheld.

          "Soils Reports" has the meaning set forth in Section 4.1(a).

          "Standard Lease Forms" has the meaning set forth in Section 4.1(c).

          "Store" means any grocery store operated by the Company.

          "Stock" means all of the outstanding capital stock of the Company.

          "Subsidiary" means any Person in which the Company has a direct or indirect equity or ownership interest in excess of 50%, including, without limitation, the Persons listed on SCHEDULE 2.1 to this Agreement.

          "Supplemental Disclosure Schedule" has the meaning set forth in
Section 5.3(x).

          "Survey" has the meaning set forth in Section 4.1(h).

          "Tax" means any foreign, federal, state, county or local income, sales and use, excise, franchise, real and personal property, transfer, gross receipt, capital stock, production, business and occupation, disability, employment, payroll, severance or withholding tax or charge imposed by any Governmental Entity, any interest and penalties (civil or criminal) related thereto or to the nonpayment thereof, and any Loss in connection with the determination, settlement or litigation of any Tax liability.

          "Tax Return" means a report, return or other information required to be supplied to a Governmental Entity with respect to Taxes, including, where permitted or required, combined or consolidated returns for any group of entities that includes the Company or any Subsidiary.

          "Tenant" means any lessee under any Tenant Lease.

          "Tenant Correspondence" has the meaning set forth in Section 4.1(c).

          "Tenant Lease" has the meaning set forth in Section 2.7(a)(v).

          "Tenant's Estoppel Certificates" has the meaning set forth in Section 4.1(i).

          "Tenant Financial Statements" has the meaning set forth in Section 4.1(c).

          "Third Deposit Date" has its meaning set forth in Section 1.6(a).

          "Title Policies" has the meaning set forth in Section 4.1(f).

          "Title Report" has the meaning set forth in Section 4.1(e).

          "Transferee" has the meaning set forth in Section 8.5.

          "Transition Option" has the meaning set forth in Section 5.11(b).

          "WARN Act" has the meaning set forth in Section 2.31.

          "Warranties" has the meaning set forth in Section 4.1(m).

          "Western" has the meaning set forth in the introductory paragraph.

          "Western Common Share" means a common share of beneficial interest, no par value, of Western.

          1.2 REDEMPTION OF SHARES OF STOCK PRIOR TO THE CLOSING. If requested by Buyer no later than 20 days prior to the Scheduled Closing Date, the Company shall (a) borrow, from one or more lenders selected by Buyer (which lenders may include one or more of Buyer or Western) and under terms and conditions negotiated between Buyer and such lenders and reasonably acceptable to the Company (including, without limitation, that the loan be long-term, E.G., 10-year term, nonrecourse and secured solely by the Company's historic real estate assets), such amount as Buyer specifies and (b) use such borrowed funds to redeem, for cash, immediately prior to the Closing, the Stock owned by some or all of the Selling Stockholders who are not Electing Stockholders (as defined below). Any such redemption shall be non-pro rata and otherwise effected in a manner that does not result in the redemption payment being considered a dividend under the Code. Any such redemption shall occur immediately prior to the Closing and if any shares of Stock are so redeemed, they shall be redeemed at a price per share equal to the Pre-Redemption Purchase Price (as defined below) divided by the total number of shares of Stock outstanding on such date, and from and after the time of such redemption the term "Stock" shall be deemed to refer to the shares of the Company's Common Stock that remain outstanding following such redemption. The cash paid by the Company for each such redemption is referred to in this Agreement as a "Redemption Payment." The aggregate amount of the Redemption Payments shall be allocated among the Selling Stockholders pursuant to the formula set forth in Section 4 of the Settlement Agreement. In the event that the purchase of the Stock by Buyer (or its assignee) does not occur for any reason, Buyer shall indemnify the Company, on an after-tax basis, for any expenses (including pre-payment fees) reasonably and actually incurred by the

Company in arranging such borrowing, PROVIDED that the incurrence of such expenses was approved by Buyer in writing in advance.

          1.3 TRANSFER OF STOCK BY SELLER. Subject to the terms and conditions of this Agreement, Seller agrees to sell the Stock and deliver the certificates evidencing the Stock to Buyer at the Closing. The certificates will be properly endorsed for transfer to or accompanied by a duly executed stock power in favor of Buyer or its nominee (as Buyer may have directed prior to the Closing Date) and otherwise in a form acceptable for transfer on the books of the Company. Seller will pay any Taxes payable with respect to the transfer of the Stock.

          1.4   PURCHASE OF THE STOCK BY BUYER.

          (a) PURCHASE PRICE. Subject to the terms and conditions of this Agreement, Buyer agrees to acquire the Stock from Seller and to pay an aggregate amount equal to (i) Fifty-Four Million, Eight Hundred Forty-One Thousand, Eight Hundred Thirty Dollars ($54,841,830), PLUS (ii) the Adjustment Factor, as defined below (such sum being the "Pre-Redemption Purchase Price"), MINUS (iii) the total Redemption Payments paid by the Company, if any, through the Closing Date (as so calculated, the "Purchase Price"). The Purchase Price shall be paid in cash and/or in DownREIT Units (as provided in Section 1.5) at the Closing; PROVIDED, HOWEVER, that the Deposits (as defined below) shall be credited against the cash portion of the Purchase Price at the Closing; and PROVIDED, FURTHER, that amounts payable for United Grocers stock shall be deferred pursuant to Section 1.4(b)(ii)(6) below and shall be paid in cash (except as set forth in Section 1.4(b)(ii)(6)).

          (b)   ADJUSTMENT.

                (i) CLOSING BALANCE SHEET. Within five (5) business days prior to the Closing Date, the Company shall prepare a purchase balance sheet (the "Closing Balance Sheet"), including, without limitation, the line items set forth in the example balance sheet attached as SCHEDULE 1.4, which shall accurately describe the Company's assets and liabilities as of the date that precedes the Closing Date by as short a time as is practicable for such task, but in no event more than five (5) days prior to the Closing Date; PROVIDED, HOWEVER, that the Closing Balance Sheet shall treat the Excluded Assets as though they were owned by the Company and shall exclude any debt incurred under Section 1.2 to fund Redemption Payments, and PROVIDED, FURTHER, that there shall be no change to the line items "Real Estate," "Blue Sky Money," and "Furniture, Fixtures Equipment and Leaseholds" from the amounts included in SCHEDULE 1.4 (the "Permitted Exceptions"). The Closing Balance Sheet shall value each non-cash line item asset as described in subparagraph (b)(ii) below and otherwise at fair market value. The Closing Balance Sheet shall be approved in writing by the Representative and accompanied by a report to Buyer executed by the Accountants describing agreed-upon procedures performed and to the effect set forth in EXHIBIT I.

                (ii)   LINE ITEM VALUATION.

                       (1) INVENTORY. Within ten (10) business days prior to the Closing Date and again on the Closing Date, the "Inventory" line item shall be updated by the Company based upon cost and a physical count on the foregoing dates counted at retail and costed using one hundred percent (100%) minus the last 12-month average individual store gross margins (which reflect shrinkage and ad markdown), which (by way of example) for the twelve (12) months ended May 31, 1998 was approximately 26.8%.

                       (2) ACCOUNTS RECEIVABLE shall be valued at net book value (I.E., gross book value less appropriate loss reserves).
                       (3) ACCRUED INTEREST RECEIVABLE shall be valued at book value in accordance with GAAP.

                       (4)  PREPAID EXPENSES shall be valued at book value.

                       (5) DEFERRED CHARGES, NET shall be valued at book value in accordance with GAAP.

                       (6) UNITED GROCERS STOCK shall be valued at book value, but the portion of the Purchase Price attributable to such stock shall not be payable to Seller until such stock is redeemed or purchased by United Grocers, or otherwise disposed of. The Representative shall have exclusive authority to control the disposition of such stock (including the timing of the disposition) and Buyer shall cooperate in such process; PROVIDED, HOWEVER, that until September 1, 1999, the Representative may not cause such stock to be sold if such sale would result in the Company not being supplied by United Grocers during any time when Company intends to be operating the Stores. If the Company has not disposed of the United Grocers stock because of continued operations by that time (or any extension thereof agreed to by the Representative and Buyer), Buyer shall cause the Company to pay the fair market value of the stock to Seller, allocated among the Selling Stockholders as the Representative shall direct. All proceeds of such disposition in the form received (I.E., whether as cash or non-cash consideration such as a note) (after adjustment for reasonable expenses and income taxes incurred by the Company or Buyer in connection with such disposition, if any), whether less than or greater than the book value of such stock, shall be distributed by Company or Buyer to the Selling Stockholders allocated among them as the Representative directs, and neither Buyer, Western nor Company shall be liable for any shortfall. Buyer agrees to cause the United Grocers stock to be held, unencumbered, until the Representative so disposes of it.

                       (7) NOTES RECEIVABLE shall be valued at book value (gross book value less appropriate loss reserves).

                       (8) FURNITURE, FIXTURE, EQUIPMENT AND LEASEHOLD shall be valued at Six Hundred Thirty Thousand Dollars ($630,000).

                       (9)  ENVIRONMENTAL RESERVE shall be valued as follows.
          No later than seven (7) days prior to the Closing Date, Company and Western shall each obtain, from environmental engineering firms mutually acceptable to the Company and Western, bids for the estimated cost of Phase III remediation of the subsurface contamination reported in any Phase II environmental audit obtained by Western before the end of the Due Diligence Period. Two hundred percent (200%) of the mean average of such estimates shall appear as the "Environmental Reserve" on the preliminary Closing Balance Sheet, PROVIDED that such average estimate is no greater than One Hundred Thousand Dollars ($100,000). If such average estimate is greater than One Hundred Thousand Dollars ($100,000), Company and Buyer shall meet pre-Closing to negotiate the Environmental Reserve line item, and the number upon which they agree, if any, shall appear as the "Environmental Reserve" on the preliminary Closing Balance Sheet. It shall be a condition to the obligations of Buyer (as more fully described in Section 7.2(r)) that such agreement, if necessary under this paragraph, is reached or waived by Buyer. As provided in
          Section 1.6(b), upon the failure of such closing condition, any Deposits would be refunded in full to Buyer with interest. Alternately, if such agreement is not reached, Buyer may elect for the Environmental Reserve line item to be Two Hundred Thousand Dollars ($200,000), which election shall be deemed a waiver of the Closing condition set forth in Section 7.2(r).

                       (10) SEVERANCE shall include, without limitation, (A) all severance and profit sharing payments under the Company's retention plan and (B) all costs of the transition to third-party lessees for which the Company is responsible pursuant to Section 5.11, as a pre-Closing expense.

                       (11) CLOSING COSTS shall include, without limitation, the fees of Macadam Capital Partners and Company counsel relating to the transactions contemplated by this Agreement.

                       (12) TAXES shall include, without limitation, the items referred to in Section 2.30(a).

                (iii) ADJUSTMENT FACTOR. The term "Adjustment Factor" shall mean the amount by which the Purchase Price in the updated Closing Balance Sheet exceeds Fifty-Four Million, Eight Hundred Forty-One Thousand, Eight Hundred Thirty Dollars ($54,841,830) (and if less than such figure, the Adjustment Factor shall be a negative number).

                (iv) FINAL CLOSING BALANCE SHEET; POST-CLOSING RECONCILIATION. As soon as practicable, but in no event later than 365 days, after the Closing Date, the Representative and Buyer together with their accountants shall determine the final values as of the Closing Date for the line items in the Closing Balance Sheet, other than the Permitted Exceptions (the "Final Closing Balance Sheet"), pursuant to the calculation formulae contained or referred to in this Section 1.4(b), and there shall be a prompt payment (and in any case no later than the 366th day post-Closing) of cash (or DownREIT Units as provided below) between Buyer and Seller as appropriate to reconcile the Net Purchase Price shown on such Final Closing Balance Sheet with the preliminary Closing Balance Sheet, plus interest (at the rate actually earned on cash in the Purchase Price Adjustment Fund) on such amount from the Closing Date. If a payment is required under this paragraph from Seller to Buyer, the Selling Stockholders shall be severally liable for such payment pro rata according to the extent of their interests set forth in Section 4 of the Settlement Agreement, as such allocation of liability is calculated by the Representative (as defined herein), (such liability shall not be subject to the DE MINIMIS basket described in Section 9.10(a)) and each Selling Stockholder shall promptly pay such amount to Buyer, drawing first from the Purchase Price Adjustment Fund established in Section 1.4(d) below. Payments from such Fund shall be drawn from the cash and DownREIT Units each Selling Stockholder contributed to the Fund and within each Selling Stockholder's contribution, payments shall come first from cash. For purposes of valuing payments in DownREIT Units, the value of each DownREIT Unit on the payment date shall be deemed to be equal to the Fair Market Value of one Western Common Share (as defined below) on such payment date. If a payment is required under this paragraph from Buyer to Seller, Buyer shall promptly pay such amount in cash, allocated among the Selling Stockholders as the Representative shall direct.

                The Final Closing Balance Sheet shall be prepared by the parties according to the formulae applicable to the preliminary Closing Balance Sheet (but applied as of the Closing Date) with the following exceptions:

                       (1) ENVIRONMENTAL RESERVE. Western shall undertake, or cause a consultant to undertake, on behalf of the Company, to perform the phase III environmental remediation of the contamination disclosed in the Phase II environmental audits referred to in subsection 1.4(b)(ii)(9) above, and completion thereof shall be evidenced by a "no further action" letter or similar letter issued by the applicable state or federal agency. The Environmental Reserve line item on the Final Closing Balance Sheet shall be the actual cost to the Company (and/or Buyer, the DownREIT or Western, as applicable) of so completing such Phase III remediation. To the extent that the Environmental Reserve shown on the Final Closing Balance Sheet exceeds the Environmental Reserve shown on the preliminary Closing Balance Sheet, the difference shall be paid first from the Purchase Price Adjustment Fund and, if such Fund is exhausted, the Selling Stockholders shall remain severally liable for the deficit, with such allocation among them as the Representative shall direct pursuant to the Settlement Agreement; however, unlike other Final Closing Balance Sheet reconciliations, such liability shall count towards (and shall not exceed) Seller's liability cap, as more fully described in Section 9.10(b). The Selling Stockholders shall make any payments necessary, as among themselves, so that the allocation of Purchase Price Adjustment Fund payments properly reflects their agreed upon allocation of liability for such payments. The Environmental Reserve reconciliation payments shall not be subject to the DE MINIMIS basket described in Section 9.10(a).

                       (2) ITEMS OPEN AFTER 365 DAYS. If any line item required to be set forth in the Final Closing Balance Sheet cannot be definitively valued within 365 days after the Closing, the parties' best estimate of the unknown portion (the "Estimated Portion") of such line items shall be added to the known portion (the "Known Portion") and the sum shall be included on the Final Closing Balance Sheet and after the reconciliation payment referred to above there shall be no further reconciliation payments with respect to such line items; PROVIDED, HOWEVER, that if Severance or Environmental Reserve cannot be definitively valued on or before the 365th day, then the sum of the Estimated Portion and the Known Portion of such line items shall appear on the Final Closing Balance Sheet and, when each Estimated Portion is susceptible of definitive valuation, there shall be additional reconciliation payments between the parties as appropriate; and PROVIDED, FURTHER, that the United Grocers Stock shall be treated in accordance with Section 1.4(b)(ii)(6) above.

                (v) PRE-CLOSING ESTIMATE. Pursuant to Section 5.3(a), the Company shall deliver to Buyer no later than seven (7) days prior to the First Deposit Date (as defined below) its best estimate of the values that will appear on the Closing Balance Sheet (such estimate being the "Estimated Closing Balance Sheet"), and shall update such estimate from time to time during the Due Diligence Period as the facts change materially or at Buyer's request.

          (c) ALLOCATION. The purpose of the allocation provisions that follow in this subsection (c) and subsection (d) immediately below is for the total consideration ultimately received by the Selling Stockholders (including the cash Purchase Price, the cash Redemption Payments, and the value of DownREIT Units (but not including any cash distributions on the DownREIT Units)) to be allocated among them according to the formula set forth in Section 4 of the Settlement Agreement, and the provisions that follow shall be interpreted to achieve such purpose. As between Buyer, Western and the DownREIT, on the one hand, and the Selling Stockholders on the other, the Selling Stockholders, acting through the Representative, shall calculate such allocation in good faith. The cash portion of the Purchase Price shall be paid by Buyer by wire transfer of same day federal funds to such accounts and with such allocation between accounts as shall be specified by the Representative in a writing delivered to Buyer a reasonable period of time prior to the Closing. In case of any disagreement between the Selling Stockholders over the allocation so made by the Representative, Buyer shall rely solely upon the Representative's written instructions and shall be indemnified and held harmless from and against all claims by any Selling Stockholder for misallocation of any portion of the Purchase Price.

          (d) PURCHASE PRICE ADJUSTMENT FUND. The Selling Stockholders agree that the Representative shall allocate One Million Dollars ($1,000,000), in the aggregate (of which $650,000 shall be cash and any portion of the remainder may be DownREIT Units), of the Purchase Price to the Escrow Agent referred to in
Section 1.6 to be held in an interest bearing account and administered by the Representative in accordance with this Agreement in order to pay any liability of the Selling Stockholders under Section 1.4(b)(iv) (the "Purchase Price Adjustment Fund") (which amount shall not be a limitation on Seller's liability under Section 1.4(b)(iv) but merely a partial security for such liability). The Selling Stockholders authorize the Representative to determine the amount of each Selling Stockholder's contribution to the Purchase Price Adjustment Fund, and to set the contribution using cash, DownREIT Units or a combination thereof. Any distribution made by the DownREIT on DownREIT Units in the Fund shall be retained in the Fund to the extent of interest accrued on deposits equal to the initial value of such DownREIT Units, with any excess distributed to the owner of the DownREIT Units. On the 367th day after the Closing, any cash and DownREIT Units remaining in such escrow account shall be disbursed by the Escrow Agent at the Representative's direction; except that 110% of any Estimated Portions of the Severance and Environmental Reserve line items shall be retained in escrow until the precise amounts are known and the appropriate reconciliation payment is made, at which time all cash and DownREIT Units remaining in such escrow account shall be disbursed by the Escrow Agent at the Representative's direction. A Selling Stockholder who has deposited DownREIT Units to the Fund may substitute cash for the DownREIT Units at any time, by depositing a sum equal to the value of the DownREIT Units at the date the fund was established plus the amount of interest (not previously paid into the Fund as a distribution on the withdrawn DownREIT Unit) that would have accrued on such cash had it been contributed to the Fund at the Closing. If, on the date that any disbursement from the fund is made to Buyer or Western in DownREIT Units, the value of a DownREIT Unit is less than the value of a DownREIT Unit on the date the Fund was established, then the Selling Stockholder who contributed such DownREIT Unit shall pay to the Fund the difference in cash (to be immediately paid out as part of said disbursement to Buyer or Western). Any portion of the escrowed cash and/or DownREIT Units may be released earlier upon Western's written consent, which Western may give or withhold in its sole and absolute discretion, to be disbursed among the Selling Stockholders as the Representative shall direct.

          1.5   ELECTION TO RECEIVE DOWNREIT UNITS.

          (a) DOWNREIT ELECTION. Each Selling Stockholder, in lieu of receiving all or part of its share of the Purchase Price in cash, may elect to receive a number of DownREIT Units equal in value on the Closing Date to all or part of the cash otherwise payable under Section 1.4(c)(a "DownREIT Election"), which amount shall be specified in the DownREIT Election. Each Selling Stockholder that makes a DownREIT Election is referred to as an "Electing Stockholder." For purposes of this Agreement only, the value of each DownREIT Unit on the Closing Date shall be deemed to be equal to the Fair Market Value of one Western Common Share on the Closing Date. The "Fair Market Value of one Western Common Share" in reference to any given date shall mean the average closing price of one Western Common Share on the American Stock Exchange as reported in the Western Edition of the Wall Street Journal over the thirty (30) trading days preceding such date during which the Western Common shares were traded, adjusted for any cash dividend payable on such shares with an ex-dividend date occurring during such period.

          (b) ELECTION DEADLINE. Each DownREIT Election shall be made in writing to Buyer no later than ten (10) business days after the delivery to Macadam Capital Partners of a pro forma balance sheet and statement of cash flows of the DownREIT; and each Electing Stockholder, by making such election, thereby agrees to become a party to the partnership agreement of the DownREIT (the "Partnership Agreement") as a limited partner at the Closing. If, by such election deadline, the total DownREIT Elections are in respect of less than Five Million Dollars ($5,000,000), all DownREIT Elections shall be deemed to have been withdrawn.

          (c)   FORMATION OF DOWNREIT; CONTRIBUTION TO DOWNREIT.   If any
Selling Stockholder elects to receive DownREIT Units pursuant to this Section
1.5 (and unless such election is validly withdrawn pursuant to subsection (f) of this Section), (i) Western or an Affiliate of Western shall form the DownREIT and serve as its sole general partner, (ii) Western shall contribute all of the stock of Buyer held by Western to the DownREIT such that the DownREIT holds a 95% economic interest in Buyer, (iii) Western shall contribute to the DownREIT certain assets to be agreed upon by Western and the Electing Stockholders in writing (which agreement is made a condition to closing by Section 7.1(c)), (iv) Buyer shall assign

Buyer's right to acquire shares of Stock of the Electing Stockholders to the DownREIT (and the Company and the Selling Stockholders hereby consent to such assignment), (v) each Electing Stockholder at the Closing shall contribute to the DownREIT, in exchange for DownREIT Units, the number of shares of Stock equal in value to the amount of foregone cash specified in such Electing Stockholder's DownREIT Election, (vi) Western shall cause the DownREIT to accept such shares of Stock on the Closing Date in exchange for DownREIT Units, and
(vii) Western and Buyer may, but shall not be required to, cause the DownREIT to transfer the shares of Stock acquired by the DownREIT to Buyer and/or to merge the Company with and into Buyer.

          (d) ELECTING STOCKHOLDER'S INVESTMENT REPRESENTATION. Each Selling Stockholder who makes a DownREIT Election shall be deemed to have represented and warranted to Buyer that it is an "accredited investor" as defined in Rule 501 under the Securities Act and will acquire the DownREIT Units for its own account for investment purposes only and not with a view to or for sale in connection with a distribution thereof. At the Closing, each Electing Stockholder shall deliver to the DownREIT a representation letter substantially in the form of EXHIBIT A to this Agreement (Form of DownREIT Investor Suitability Questionnaire).

          (e) PARTNERSHIP AGREEMENT. The Partnership Agreement shall provide that each DownREIT Unit shall entitle the holder thereof to receive distributions from the DownREIT equivalent to distributions paid by Western on a share of its beneficial interest. The Partnership Agreement shall further provide that each DownREIT Unit shall be convertible by its holder beginning twelve (12) months after the Closing Date for cash equal to the Fair Market Value of one Western Common Share on the date of conversion, or, at the option of Buyer, one Western Common Share. The Partnership Agreement shall prohibit a sale of Stock contributed to the Partnership for a period of not less than ten
(10) years from the Closing Date, other than (i) pursuant to a transaction that results in no material adverse tax consequences to the limited partners to the Partnership Agreement or (ii) in cases where Western, in its sole discretion, elects to indemnify the limited partners from such tax liability. The Partnership Agreement shall be substantially in the form of EXHIBIT B to this Agreement (Form of DownREIT Partnership Agreement).

          (f) WITHDRAWAL OF DOWNREIT ELECTION. Except as may be explicitly set forth in this Agreement, no DownREIT Election may be withdrawn without the prior written consent of Buyer, which consent may be withheld in Buyer's sole and absolute discretion; PROVIDED, HOWEVER, that any DownREIT Election may be withdrawn in the event that Buyer assigns its rights under this Agreement to any entity other than the DownREIT.

          1.6   DEPOSITS.

          (a) PAYMENT. On the date of this Agreement (the "First Deposit Date"), Buyer shall deposit Four Hundred Seventy-Five Thousand Dollars ($475,000) into escrow in an interest-bearing account with First American Title Insurance Company of Oregon, or with such other escrow agent as is mutually acceptable to Buyer and Seller (the "Escrow Agent"). If this Agreement is not terminated pursuant to Section 8 on or prior to September 30, 1998, Buyer shall on September 30, 1998 (the "Second Deposit Date") deposit an additional Three Hundred Seventy-Five Thousand Dollars ($375,000) into escrow with the Escrow Agent. If this Agreement is not terminated pursuant to Section 8 on or prior to October 15, 1998, Buyer shall on October 15, 1998 (the "Third Deposit Date") deposit an additional One Hundred Thousand

Dollars ($100,000) into escrow with the Escrow Agent. Each of the payments referred to above to the Escrow Agent, to the extent actually made, with interest thereon, are referred to herein collectively as the "Deposits."

          (b) REFUNDABILITY. The Deposits shall be refunded in full to Buyer with interest if any of the following events occur: (i) Seller elects to terminate this Agreement for any reason prior to the end of the Due Diligence Period (or any Cure Period provided by Section 8.1); (ii) Seller elects to terminate this Agreement after the end of the Due Diligence Period and, immediately prior to the time of such termination, Buyer would have had the right to elect to terminate this Agreement pursuant to Section 8.2; (iii) Buyer elects to terminate this Agreement pursuant to Section 8.2; (iv) any termination occurs by mutual consent pursuant to Section 8.2(a) or by passage of time pursuant to the introductory paragraph of Section 8.2; or (v) any closing condition set forth in Section 7.1 or Section 7.2 has not been satisfied (or waived in writing by Buyer) prior to or on the Closing Date (other than by reason of a default by Buyer or the lack of a required performance by Buyer).

          (c) PAID TO SELLER AT CLOSING. In the event of a Closing, the Deposits shall be paid to Seller and Buyer shall receive a credit against the Purchase Price in the amount of the Deposits as provided in Section 1.4(a).

          (d) OTHERWISE PAID TO THE COMPANY. If the Deposits are paid neither to Seller nor to Buyer pursuant to either of the preceding two paragraphs, on the day after this Agreement terminates the Deposits shall be paid to the Company.

          1.7 DUE DILIGENCE PERIOD. Buyer, or Buyer's designee, shall have until October 15, 1998 (the "Due Diligence Period") to complete Buyer's due diligence review of the Company, the Business, the Property, the Intangible Property and all associated matters. During such period, the Company shall (as more fully set forth in Section 5.1) provide Buyer reasonable access to the properties, records, personnel and tenants of the Company and its Subsidiaries for the purpose of conducting Buyer's due diligence review. In the event that one or more of the due diligence matters set forth in Section 4.1 (Due Diligence Conditions Precedent) have not been approved in writing by Buyer in Buyer's sole good faith discretion on or prior to the final day of the Due Diligence Period, in Buyer's sole discretion, this Agreement shall automatically terminate (as more fully set forth in Section 8.1). If this Agreement is terminated solely on the grounds set forth in Section 8.1, the Deposits made through the termination date shall be paid to the Company pursuant to Section 1.6(d).

          1.8 THE CLOSING. The Closing will take place at the offices of Miller, Nash, Wiener, Hager & Carlsen LLP, 111 S.W. Fifth Avenue, Suite 3500, Portland, Oregon at 12:00 noon on October 30, 1998 (the "Scheduled Closing Date"), PROVIDED that all of the conditions to closing set forth in this Agreement have been satisfied or waived at such time, or on such later date as Seller and Buyer may mutually agree in writing (the "Closing Date"). The Parties shall use commercially reasonable efforts to effectuate the Closing by the Scheduled Closing Date.

          1.9 POSSIBLE RESTRUCTURING OF TRANSACTION. Notwithstanding anything to the contrary contained in this Agreement, the parties to this Agreement hereby agree that upon any reasonable request by any such party to restructure the transactions contemplated by this Agreement (in order to make such transactions eligible for beneficial tax treatment or otherwise), the parties shall accommodate such request (at no incremental cost to any non-requesting party) and all other terms and conditions of this Agreement shall remain in full force and effect unmodified. Such a request and such a restructuring will be deemed to be reasonable if it does not extend the Closing Date past the Scheduled Closing Date and does not result in any adverse financial consequences to any non-requesting party, compared to the financial consequences of the present structure.

                                     ARTICLE 2
                     REPRESENTATIONS AND WARRANTIES OF COMPANY

          Except as otherwise indicated on SCHEDULE 2.0 ("Seller's Disclosure Schedule"), the Company represents, warrants and agrees, solely for the benefit of Western and Buyer (jointly and severally), as follows; and each of the Selling Stockholders represents, warrants and agrees, solely for the benefit of Western and Buyer (jointly and severally) as set forth in Section 2.3 below.

          2.1 ORGANIZATION OF THE COMPANY AND SUBSIDIARIES; POWER AND AUTHORITY; RELATED MATTERS. The Company is a corporation duly organized and validly existing under the Laws of the State of Oregon. SCHEDULE 2.1 lists, as of the date of this Agreement, all Subsidiaries of the Company and correctly sets forth the capitalization of each Subsidiary and the Company's ownership interest therein, any other interest of Seller or any other Person therein, the jurisdictions in which each Subsidiary was organized and each jurisdiction in which the Company and each Subsidiary are required to be qualified or licensed to do business as a foreign Person. Each of the Subsidiaries is duly organized and validly existing under the Laws of the jurisdiction of its incorporation or organization. The Company and its Subsidiaries have all necessary power and authority (including full corporate power and authority) to own their respective properties and assets and to carry on their respective businesses as now conducted and to execute, deliver and perform this Agreement and all related agreements to the extent a party thereto. The Company and its Subsidiaries are duly qualified or licensed to do business as foreign corporations in good standing in all jurisdictions in which the character or the location of the assets owned or leased by any of them or the nature of the business conducted by any of them requires licensing or qualification. SCHEDULE 2.1 also correctly lists the current directors and executive officers of the Company and of each Subsidiary. True, correct and complete copies of the respective charter documents of the Company and the Subsidiaries as in effect on the date of this Agreement have been, and any amendments thereto through the Closing Date will be, promptly delivered to Buyer and Buyer's counsel at the earliest opportunity after the execution of this Agreement. Neither the Company nor any Subsidiary is a registered or reporting company under the Exchange Act.

          2.2 STOCK. Seller owns all of the outstanding shares of Common Stock of the Company beneficially, all of which are listed in SCHEDULE 1.0. No other Equity Securities of the Company are outstanding. Except as described in
SCHEDULE 2.1, the Company now owns, and will own on the Closing Date, all of the outstanding Equity Securities of each of the Subsidiaries, beneficially and of record. All of such Equity Securities of the Company and Subsidiaries are owned free and clear of any Encumbrance. At the Closing, Buyer shall acquire good and marketable title to and complete ownership of the Stock, free of any Encumbrance. The authorized capital stock of the Company consists of 100,000 shares of common stock, no par value, of which 33,495 shares are issued and outstanding. There are no outstanding Contracts or other rights to subscribe for or purchase, or Contracts or other obligations to issue or grant any rights to acquire, any Equity Securities of the Company or any Subsidiary, or to restructure or recapitalize the Company or any Subsidiary. There are no outstanding Contracts of Seller, the Company or any Subsidiary to repurchase, redeem or otherwise acquire any Equity Securities of any of such entities. All Equity Securities of the Company and its Subsidiaries, are duly authorized, validly issued and outstanding and are fully paid and nonassessable and were issued in conformity with all applicable Laws. There are no preemptive rights in respect of any Equity Securities of Meyer's Road Investments, Inc. There are preemptive rights in respect of Equity Securities of the Company and Kienow's Wholesale Grocery Co. as set forth in Oregon Revised Statutes Section 60.174 (and such rights are validly waived by the Selling Stockholders in Section 6.5(a) of this Agreement). No Person other than the Selling Stockholders holds any preemptive rights in respect of any Equity Securities of the Company. No person other than the Company holds any preemptive rights in respect of Equity Securities of Kienow's Wholesale Grocery Co. Any Equity Securities of the Company or any Subsidiary which were issued and reacquired by any of such entities were so reacquired (and, if reissued, so reissued) in compliance with all applicable Laws, and neither the Company nor any Subsidiary has any outstanding obligation or liability with respect thereto. Except as described in SCHEDULE 2.2, the Company owns no Equity Securities of any entity that is not a Subsidiary.

          2.3 OWNERSHIP BY SELLING STOCKHOLDERS; ENFORCEABILITY OF PURCHASE AGREEMENT. Except as otherwise indicated on Seller's Disclosure Schedule, the Company and each of the Selling Stockholders represent, warrant and agree, solely for the benefit of Western and Buyer (jointly and severally), as follows (except that as to matters (a)(i), (a)(ii), (a)(iv), (b), (c), (d)(i), (e), (f) and (g) below, each Selling Stockholder represents, warrants and agrees with respect only to itself and the shares of Stock held by it):

          (a) CURRENT HOLDINGS. Except as otherwise set forth in the footnotes to SCHEDULE 1.0, (i) each Selling Stockholder is the sole beneficial owner of the number of shares of Stock of the Company in the specific amount set forth opposite its name in SCHEDULE 1.0, (ii) each Selling Stockholder is the sole record holder of the number of shares of Stock set forth opposite its name in SCHEDULE 1.0, (iii) no entity other than the Selling Stockholders owns any Stock of the Company, beneficially or of record, and (iv) SCHEDULE 1.0, (including, without limitation, the footnotes thereto) is a true, correct and complete description of the outstanding beneficial and record ownership of the Stock owned by each Selling Stockholder as of the date of this Agreement.

          (b) GOOD TITLE. Each Selling Stockholder has good and marketable title to the shares of the Stock which are to be transferred on the Closing Date to Buyer by each such Selling Stockholder pursuant to this Agreement, free and clear of any and all covenants, conditions, marital property rights, or other Encumbrances.

          (c)   POWER AND AUTHORITY.

                (i) CORPORATE STATUS; AUTHORIZATION. Each Selling Stockholder listed as a corporation or trust in SCHEDULE 1.0 is a corporation or trust, as applicable, duly organized and validly existing under the Laws of the jurisdiction of its incorporation or organization; and each such Selling Stockholder has all necessary corporate or trust, as applicable, power and authority to execute, deliver and perform this Agreement and any related agreements to which it is a party, including, without limitation, the power and authority to transfer, convey and sell to Buyer at the Closing the Stock to be sold to Buyer by such Selling Stockholder; and the execution, delivery and performance of this Agreement and any related agreements by all such entities have been duly and validly authorized by all necessary corporate or trust action, as applicable, on the part of each such Selling Stockholder and its board of directors or trustees, as applicable.

                (ii) ESTATE POWER AND AUTHORITY. The Estate of Juan Young (the "Estate"), listed as a Selling Stockholder in SCHEDULE 1.0, is an estate, validly existing under the Laws of the State of Oregon; and the Estate (and all trustees, executors or other representatives) has all necessary power and authority to execute, deliver and perform this Agreement and any related agreements to which it is a party, including, without limitation, the power and authority to transfer, convey and sell to Buyer at the Closing the Stock to be sold to Buyer by the Estate; and the execution, delivery and performance of this Agreement and any related agreements by the Estate (and any trustees) have been duly and validly authorized by all necessary action on the part of the Estate (or trustees, as applicable) and its personal representatives. The personal representatives of the Estate are John H. Arenz and Scott Klusmann.

                (iii) INDIVIDUAL CAPACITY. Each Selling Stockholder listed as an individual in SCHEDULE 1.0 has the full capacity, right, power and authority to execute, deliver and perform this Agreement and any related agreements to which it is a party, including, without limitation, the capacity, right, power and authority to transfer, convey and sell to Buyer at the Closing the Stock to be sold to Buyer by such Selling Stockholder.

          (d)   TRANSFER.  Upon consummation of the Closing, without exception,
(i) Buyer and/or its designee will acquire from each Selling Stockholder legal and beneficial ownership of, good and marketable title to, and all right to vote the Stock to be sold to Buyer by each Selling Stockholder, free and clear of all covenants, conditions, marital property rights, security interests, mortgages, pledges, lieu encumbrances or other Encumbrances and (ii) Buyer and/or its designee will own all of the outstanding capital stock of the Company.

          (e) EXECUTION; DELIVERY; ENFORCEABILITY. This Agreement has been and all other agreements contemplated in this Agreement to be executed by any Selling Stockholder in any capacity have been or will have been prior to the Closing, duly executed and delivered by each Selling Stockholder, to the extent a party thereto, and constitutes and will constitute the legally valid and binding obligation of each such Selling Stockholder enforceable against each such Selling Stockholder in accordance with their respective terms.

          (f) NO CONTRARY LAWS OR ACTIONS. No Selling Stockholder is a party to, subject to or bound by any Law, and no Action is pending or threatened against any Selling Stockholder that would prevent or adversely affect the execution, delivery or performance by such Selling Stockholder or the Company of this Agreement or any other agreement herein contemplated to be entered into by any of them in any capacity or the transfer, conveyance and sale of the Stock to be sold by such Selling Stockholder to Buyer pursuant to the terms of this Agreement.

          (g) NO CONFLICTS. Neither the execution and delivery of this Agreement or any related agreements, nor the consummation of the transactions contemplated by this Agreement nor the fulfillment of the terms of this Agreement, by each Selling Stockholder violates or will violate or results or will result in a breach of any of the terms and provisions of, or constitutes or will constitute a default (whether upon lapse of time and/or the occurrence of any act or event or otherwise) under, or conflicts or will conflict with, or results or will result in any augmentation or acceleration of rights, benefits or obligations of any party under, any Contract to which any Selling Stockholder is a party or is bound, or any Order applicable to any Selling Stockholder or the Articles of Incorporation, Bylaws, Partnership Agreement or other organization document of any of any Selling Stockholder that is not a natural person.

          2.4   FINANCIAL STATEMENTS; CHANGES; CONTINGENCIES.

          (a) FINANCIAL STATEMENTS. Seller has delivered to Buyer consolidated and consolidating balance sheets for the Company and its Subsidiaries at November 29, 1997, November 30, 1996 and November 25, 1995 and the related consolidated statements of operations, changes in stockholder's equity and changes in financial position or cash flow for the periods then ended. Except as set forth therein, all such financial statements have been reviewed by the Previous Accountants and the Previous Accountants' reports thereon are included with such financial statements. All such financial statements have been prepared in conformity with GAAP applied on a consistent basis (except for changes, if any, required by GAAP and disclosed therein) and the Accountants are not aware of any material modifications that should be made thereto. Such statements of operations and cash flow present fairly the results of operations and cash flows of the Company and its Subsidiaries for the respective periods covered, and the balance sheets present fairly in all material respects the financial condition of the Company and its Subsidiaries as of their respective dates. Seller has made available to Buyer copies of each management letter or other letter delivered to Seller or the Company by the Previous Accountants in connection with such financial statements or relating to any review by the Previous Accountants of the internal controls of the Company during the five (5) year period ended November 29, 1997 or thereafter, and upon request will make available for inspection all surviving reports and working papers produced or developed by the Previous Accountants or management in connection with their review of such financial statements, as well as all such reports and working papers for prior periods for which any tax liability of the Company has not been finally determined or barred by applicable statutes of
limitation.   Since the date of the reviewed financial statements mentioned above for the fiscal year ended November 29, 1997, there has been no change in any of the significant accounting policies, practices or procedures of the Company or the Subsidiaries.

          (b) INTERNALLY PREPARED INTERIM FINANCIAL STATEMENTS. The Company has delivered to Buyer consolidating balance sheets for the Company and its Subsidiaries for the fiscal month ended March 30, 1998, and the related consolidating statement of operations for the period then ended. Such interim financial statements have been prepared by the Company with the assistance of the Accountants. All such interim financial statements have been prepared in conformity with GAAP applied on a consistent basis except for changes, if any, required by GAAP and disclosed with particularity therein. The statement of operations presents fairly the results of operations of the Company and its Subsidiaries for the respective periods covered, and the balance sheets present fairly in all material respects the financial condition of the Company as of their respective dates. All such interim financial statements reflect all adjustments (which consist only of normal recurring adjustments not material in amount and include, but are not limited to, estimated provisions for year-end adjustments) necessary for a fair presentation. At the dates of such balance sheets, neither the Company nor its Subsidiaries had any material liability (actual, contingent or accrued) that, in accordance with GAAP applied on a consistent basis, should have been shown or reflected therein but were not.

          (c) NO MATERIAL ADVERSE CHANGES. Since March 30, 1998, whether or not in the ordinary course of business, there has not been, occurred or arisen any of the following:

                (i) any change in or event affecting the Company, the Business, any Store, any Lease, any Tenant, any Material Contract or the Stock that has had or may reasonably be expected to have a material adverse effect on the Company, the Business, any Store, any Material Contract or the Stock;

                (ii) any agreement, condition, action or omission which would be proscribed by (or require consent under) Section 5.5 had it existed, occurred or arisen after the date of this Agreement;

                (iii) any strike or other labor dispute of any employees of the Company or any Subsidiary or at any of the Stores or affecting any Tenant that has had or may reasonably be expected to have a material adverse effect on the Company, the Business, any Store, any Material Contract or the Stock;

                (iv) any casualty, loss, damage, destruction or forfeiture (whether or not covered by insurance) of any material property of the Company or its Subsidiaries or any Tenant that has had or may reasonably be expected to have a material adverse effect on the Company, the Business, any Store, any Material Contract or the Stock; or

                (v) any legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened, (A) against or affecting the Company, any of its Subsidiaries, any Tenant or any Selling Stockholder, (B) which has as the subject thereof, directly or indirectly, the Stock or this Agreement or any officer or director of, or property owned or leased by, the Company or any of its Subsidiaries or (C) relating to environmental or discrimination matters, where in any such case
     (1) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such Subsidiary and (2) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to be material to the Business or any Store or materially and adversely to affect the consummation of the transactions contemplated by this Agreement (each of the items in clauses (i) though (v) a "Material Adverse Change").

          (d) NO UNACCOUNTED FOR LIABILITIES OR CONTINGENCIES. Neither the Company nor any Subsidiary has any liabilities of any nature required to be disclosed by GAAP, whether accrued, absolute, contingent or otherwise, and whether due or to become due, probable of assertion or not, except liabilities that (i) are reflected or disclosed in the most recent of the financial statements referred to in Section 2.4(a) or Section 2.4(b), (ii) were incurred after March 30, 1998 in the ordinary course of business and individually do not exceed Ten Thousand Dollars

($10,000) and in the aggregate do not exceed Thirty Thousand Dollars ($30,000) or (iii) will be satisfied prior to the Closing.

          2.5 TAX AND OTHER RETURNS AND REPORTS. The Company and each Subsidiary have timely filed or will file (or, where permitted or required, its respective direct or indirect parents have timely filed or will file) all required Tax Returns and have paid or accrued (and shall accrue on the Closing Balance Sheet) all Taxes due for all periods ending on or before June 27, 1998. Adequate provision has been made in the books and records of the Company and each Subsidiary (and shall be made on the Closing Balance Sheet), and to the extent required by GAAP in the financial statements referred to in Section 2.4 above or delivered to Buyer, for all Taxes of the Company whether or not due and payable and whether or not disputed. Neither the Company nor any Subsidiary has elected to be treated as a consenting corporation under Section 341(f) of the Code. SCHEDULE 2.5 lists the date or dates through which the IRS and any other Governmental Entity have examined the United States federal income tax returns and any other Tax Returns of the Company and its Subsidiaries. All required Tax Returns, including all amendments, have been prepared in good faith without negligence or willful misrepresentation and are complete and accurate in all material respects. Except as set forth in SCHEDULE 2.5, no Governmental Entity has, during the past three (3) years, examined or is in the process of examining any Tax Returns of the Company or any Subsidiary or making any inquiries with respect thereto. Except as set forth on SCHEDULE 2.5, no Governmental Entity has proposed (tentatively or definitively), asserted or assessed or, to the knowledge of the Company, threatened to propose or assert, any deficiency, assessment or claim for Taxes and there would be no basis for any such delinquency, assessment or claim.

          2.6 MATERIAL CONTRACTS. SCHEDULE 2.6 lists each Contract to which the Company or any Subsidiary is a party or to which the Company, any Subsidiary or any of their respective Properties is subject or by which any of their property is bound that is deemed a Material Contract under this Agreement. Unless otherwise so noted on SCHEDULE 2.6, each such Contract was entered into in the ordinary course of business. Each Contract that (a) obligates the Company to pay an amount of Five Thousand Dollars ($5,000) or more (individually or in the aggregate) after March 30, 1998, (b) has an unexpired term as of June 1, 1998 in excess of one month, (c) represents a contract upon which the Business is substantially dependent or which is otherwise material to the Business, (d) provides for an extension of credit inconsistent with normal and customary credit terms, (e) limits or restricts the ability of the Company or any Subsidiary to compete or otherwise to conduct its business in any manner or place, including confidentiality agreements, (f) provides for a guaranty, suretyship, performance bond, or indemnity by the Company or any Subsidiary,
(g) grants a power of attorney, agency or similar authority to another person or entity, (h) contains a right of first refusal, (i) grants any Encumbrance upon any asset of the Company or any Subsidiary, (j) involves bonus, stock option, severance, golden parachute, deferred compensation, special retirement, consulting or similar arrangements for the benefit of one or more of the current or former directors, officers or employees of the Company or any Subsidiary, (k) creates any partnership or joint venture, (l) contains a right or obligation other than in the ordinary course of business of any Affiliate, officer or director or any Associate, of Seller, the Company or any Subsidiary to the Company or any Subsidiary, or (m) requires the Company or its Subsidiaries to buy or sell goods or services with respect to which there will be material losses or will be costs and expenses materially in excess of expected receipts (other than as provided for or otherwise reserved against on the most recent of the balance sheets referred to in Section 2.4) or (n) was not made in the ordinary course of business, shall be deemed to be a Material Contract and has been identified on such SCHEDULE 2.6. True, correct and complete copies of the Material Contracts appearing on SCHEDULE 2.6, including all amendments and supplements entered into through the date of this Agreement, have been delivered to Buyer. Each Material Contract is valid and subsisting; the Company or the applicable Subsidiary has duly performed all of its material obligations thereunder to the extent that such obligations to perform have accrued; and except as will not be material to the Company, no breach or default, alleged breach or default, or event which would (with the passage of time, notice or both) constitute a breach or default thereunder by the Company or its Subsidiary, as applicable, or, to the best knowledge of the Company, any other party or obligor with respect thereto, has occurred or as a result of this Agreement or performance thereof will occur. Consummation of the transactions contemplated by this Agreement will not (and will not give any person a right to) terminate or modify any rights of, or accelerate or augment any obligation of, the Company or any Subsidiary under any of the Material Contracts.

          2.7   REAL AND PERSONAL PROPERTY; RELATED MATTERS.

          (a) CURRENT HOLDINGS. On the date of this Agreement, the Company and its Subsidiaries own all of the following:

                (i) LAND. Fee simple title to the land more particularly described in SCHEDULE 2.7(A)(I) attached to this Agreement (the "Land"), located in the cities specified in SCHEDULE 2.7(A)(I), and no other land;

                (ii) PARKING. All on-site parking on the Land (the "Parking Facilities");

                (iii) IMPROVEMENTS. All buildings, structures and improvements on the Land (collectively, the "Improvements"), including, without limitation, those improvements more particularly described in SCHEDULE 2.7(A)(III);

                (iv) LEASEHOLDS. All right, title and interest of lessee in and to the leaseholds (the "Leaseholds") set forth on SCHEDULE 2.7(A)(IV) and no other interest of lessee in or to any leasehold;

                (v) LEASES. All right, title and interest of lessor in and to the leases (the "Tenant Leases" and, together with the Leaseholds, the "Leases") set forth on the rent roll (the "Rent Roll") attached to this Agreement as SCHEDULE 2.7(A)(V) (which Schedule specifically identifies the Leases for each Property) and no other right, title or interest of lessor in or to any lease. The term "Leases" shall also refer to, without limitation, any amendments or modifications to any Lease, the Company's interest in any and all security deposits and prepaid rent, if any, under any Lease, the Company's interest in any and all guaranties of any Leases, as such guaranties may be amended from time to time to reflect new leases, and the Company's interest in any and all occupancy agreements and operating agreements with tenants and occupants occupying space on the Land or on any Leasehold. The Land, the Parking Facilities, the Improvements and the Leases are collectively referred to as the "Realty."

                (vi) PERSONAL PROPERTY. All fixtures, equipment, rolling stock, tools, spare parts, supplies, furnishings, furniture and equipment, appliances, and items of personal property used or held for use in the operation, maintenance and repair of the Realty or in connection with the Business, as of the date of this Agreement, including the personal property listed, inventoried and described in SCHEDULE 2.7(A)(VI) (which specifically identifies the Property on which the Personal Property is located), and all inventories, raw materials, work-in-progress, finished goods, and merchandise held for sale in connection with the Business (other than stock on consignment, merchandise or supplies that are damaged or in broken units, merchandise beyond the applicable usable date and merchandise that is otherwise not salable due to its condition) (together with any other personal property owned by the Company and all additional personal property acquired by the Company prior to the Closing Date, the "Personal Property");

                (vii) PLANS AND DRAWINGS. All architectural plans, as-built mechanical, electrical and structural drawings, plans and specifications, reports, studies, tests, surveys, appraisals, and like items relating to the Realty (the "Plans");

                (viii) CONTRACT RIGHTS. All of the Company's rights under the Material Contracts (the "Contract Rights");

                (ix) OTHER RIGHTS. All Marks (including, without limitation, the names "Kienow's," "Kienow's Food Stores" and "Bohemian Bakery"), licenses, franchises, permits, consents, approvals, guarantees, warranties, instruction manuals and other rights used in connection with the Business or pertaining to ownership and/or operation of the Realty and Personal Property, including, without limitation, all right, title and interest to mineral rights (except as disclosed in the Title Reports), monument signage and other rights in Realty (collectively, together with the Contract Rights, the "Rights");

                (x) APPURTENANT RIGHTS. All easements, parking rights, strips and gores of land lying adjacent to the Property, privileges, rights-of-way, riparian and other water rights, and appurtenances pertaining to or accruing to the benefit of the Land (collectively, the "Appurtenant Rights"). The Realty, the Personal Property, the Plans, the Rights and the Appurtenant Rights, together with all other interests of the Company and its Subsidiaries in real or personal property, are collectively referred to as the "Property."

          (b) EXCLUDED ASSETS. On the Closing Date, the Company shall continue to own all of the Property, except for inventory and supplies disposed of in the ordinary course of business and except for the assets listed on
SCHEDULE 2.7(B) (the "Excluded Assets"). The net book value of the Excluded Assets is less than Ten Thousand Dollars ($10,000) in the aggregate.

          (c) COMPLIANCE WITH LAWS. Except as set forth in Seller's Disclosure Schedule or as specifically qualified by this Agreement, there is no violation of any applicable statute, ordinance, regulation, order or other Law at the Property (including, without limitation, parking requirements or zoning, or environmental regulations concerning the use of the Property or the existence or construction of the Improvements) which would have an adverse effect on the business. Except as set forth on Seller's Disclosure Schedule, Seller and the Company represent and warrant that within the last twenty-four (24) months the Company has not received any written notice from any governmental entity regarding a violation of applicable Law, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. Sections 12101-12213.

          (d) DEFECTS. Except as set forth in Seller's Disclosure Schedule and except as disclosed with specificity (as to the nature and extent of the defect) in (a) the reports referenced in Seller's Disclosure Schedule or (b) the reports prepared for Buyer or Western by a consultant under contract with Buyer or Western and delivered to Buyer or Western prior to the end of the Due Diligence Period, to the best knowledge of the Company, (i) the Property is in good and functional condition (normal wear and tear excepted) and there are no Material Defects, as hereinafter defined, in the Property (nor has the Company received any notice from any person of any defects in the Property), and (ii) within the last five years, the Property has not been damaged in any earthquake or fire and Seller has not been denied earthquake, fire or any other insurance coverage at the Property by any insurance carrier. For the purposes of this
Section 2.7, the term "Material Defects" shall mean (A) any defect in the soil at the Property or in the structural portions of the Improvements, including, without limitation, roofs, foundations, basic building systems, life-safety systems and parking lots, or (B) any other defects costing, in the aggregate, more than Fifty Thousand Dollars ($50,000) to repair, replace or restore.

          (e) ACTIONS PENDING. The Company has not received written notice of any, and there are no, proceedings (judicial or administrative), actions, or suits (including, without limitation, any condemnation, eminent domain, annexation, land use or similar proceedings) existing, pending, involving, or threatened against the Property, except as set forth in Seller's Disclosure Schedule.

          (f) TITLE. The Company is the legal and equitable owner of the Property, with full right to convey the same. Without limiting the generality of the foregoing, the Company has not granted any options or rights to third parties to purchase or otherwise acquire or encumber any interest in the Property.

          (g) CONTINUING OBLIGATIONS. The Company has completed all development obligations applicable to the Property, as described more particularly on SCHEDULE 2.7(G) ("Completed Development Obligations"), and the Completed Development Obligations have been completed in a good and workmanlike fashion in accordance with all applicable Laws, and have been accepted by the party for whom such work was to be done and by all applicable governmental agencies. There are no agreements in connection with the Property which will be binding upon the Company or the Property after Closing, except (A) the agreements referenced in SCHEDULE 2.7(G) ("Continuing Development Obligations"),
(B) those contracts and other agreements set forth in the schedule of Material Contracts, (C) the Leases and (D) as disclosed in the Title Reports.

          (h) UTILITIES. All water, sewer, gas, electric, telephone and drainage facilities and all other utilities, including, without limitation, garbage collection, required by Law or for the normal operation of the Property in a fully occupied condition (A) are installed to the property lines of the Property, (B) are adequate to service the Property in a fully operational condition, and (C) have been connected to the Improvements with valid permits.

          (i) CERTIFICATES OF OCCUPANCY. The Company has final, binding and valid Certificates of Occupancy (respecting the shell building and the tenant premises) for all of the Improvements and there are no conditions to such Certificates of Occupancy that remain unfulfilled.

          (j) ENCUMBRANCES. The Company has not entered into, or permitted to be entered into, any unrecorded financing, debt or other payment obligation encumbering the Property (or currently planned or contemplated to encumber the Property), or any assessments imposed by any governmental or quasi-governmental agency, which will be binding on the Company or the Property after the Closing Date, except as set forth in Seller's Disclosure Schedule.

          (k) ENVIRONMENTAL COMPLIANCE. Except as disclosed in Seller's Disclosure Schedule, except as to Hazardous Substances currently located above ground and except as disclosed with specificity (as to nature and quantity) in
(a) the environmental reports referenced in Seller's Disclosure Schedule or (b) the environmental reports prepared for Buyer or Western by an environmental consultant under contract with Buyer or Western and delivered to Buyer or Western prior to the end of the Due Diligence Period, (i) neither the Company nor any Subsidiary has (or, prior to the Closing Date, will have) generated, used, transported, treated, stored, released or disposed of, or suffered or permitted anyone else to generate, use, transport, treat, store, release or dispose of any Hazardous Substance on any Property in violation of any Laws;
(ii) there has not been, and prior to the Closing Date there will not be, any generation, use, transportation, treatment, storage, release or disposal of any Hazardous Substance in connection with the conduct of the Business of the Company or any Subsidiary or the use of any Property or facility of the Company or of any Subsidiary or, to the best of the Company's knowledge, any nearby or adjacent properties or facilities, which has created or might reasonably be expected to create any liability under any Laws or which would require reporting to or notification of any Governmental Entity; (iii) to the best of the Company's knowledge, there is not and prior to the Closing Date there will not be any Hazardous Substances present at any property or facility, other than the properties or facilities of the Company or any Subsidiary, for which the Company or any Subsidiary is responsible by reason of events antedating the Closing;
(iv) no asbestos or polychlorinated biphenyl or underground storage tank is contained in or located at any facility of the Company or any Subsidiary that is not operated and maintained in compliance with applicable law; and (v) any Hazardous Substance handled or dealt with in any way in connection with the businesses of the Company or any Subsidiary, whether before or during Seller's ownership, has been and is being handled or dealt with in all material respects in compliance with applicable Laws. Insecticide, fungicide, and rodenticide, and other pesticide inventories of the Company and its Subsidiaries are comprised only of such substances as are properly registered with the Environmental Protection Agency in accordance with the Federal Insecticide, Fungicide and Rodenticide Act, U.S.C. Section 136 et seq., and none of such has been used, handled, or applied other than in material compliance with applicable Laws and regulations and manufacturers' labels and instructions. The Company represents and warrants that (A) neither the Company or any Subsidiary has received in writing either a "Special Notice" or a "General Notice" from the United States Environmental Protection Agency (or from any state or local governmental agencies) with regard to any Superfund Site, and (B) to the best knowledge of the Company, no tenant or lessor at the Property has received such notice(s).

          (l) LEASES. Except in each case as set forth in Seller's Disclosure Schedule, the Certified Rent Roll, the Tenant Estoppel Certificates or the Lessor Estoppel Certificates (as hereinafter defined), there are no (i) uncured monetary or non-monetary defaults (with or without the giving of notice or the passage of time) under any Lease, (ii) outstanding notices of default or termination under any of the Leases, (iii) written notices from any tenant that the Company is in default or not complying with the Company's obligations, as landlord, under any Lease, (iv) written notices from any lessor that the Company is in default or not complying with the Company's obligations, as tenant, under any Lease, (v) Unexpired Concessions, (vi) rights granted to any tenant pursuant to a Lease that could cause a different tenant to assert possessory rights against the identical portion of the Property, or (vii) rights granted to any tenant pursuant to a Lease that could cause a different tenant to claim exclusive use rights with respect to the permitted use of such tenant's leased premises.

          (m) SUBLEASES PERMITTED. Except as disclosed in Seller's Disclosure Schedule, each of the Leases under which the Company is a tenant permit subleasing in the Company's sole and absolute discretion.

          (n) CREDITWORTHINESS OF TENANTS. Except as disclosed in Seller's Disclosure Schedule, to the best knowledge of the Company, no tenants of the Property and no guarantors under any of the Lease Guaranties have undertaken or are threatening bankruptcy, financial restructuring, store closures at the Property or temporary or permanent cessation of business operations at the Property.

          (o) SUBDIVISION AND ZONING OF LAND. There are no unfinished conditions or obligations remaining with respect to the legal creation of each individual legal parcel of the Land.

          (p) BROKERAGE COMMISSIONS. No brokerage commission or similar fee is currently due or unpaid by the Company with respect to any Lease or the Property, and there is no written or oral agreement that will obligate the Company to pay any commission or fee under any Lease or with respect to the Property.

          (q) CONSTRUCTION OF IMPROVEMENTS. Except as set forth in Seller's Disclosure Schedule and except as specifically addressed and described in reasonable detail (as to the nature and extent) in (a) the reports referenced in Seller's Disclosure Schedule or (b) the reports prepared for Buyer or Western by a consultant under contract with Buyer or Western and delivered both to Seller and to Buyer or Western prior to the date of this Agreement, (i) the Improvements have been constructed in material compliance with the applicable plans, specifications and Leases and (ii) there are no unsatisfied construction obligations of the Company under any of the plans, specifications or Leases.

          (r) WETLANDS. The Company has not received any written notice from the Army Corps of Engineers indicating that any portion of the Property is located in a "wetland", as that term is defined in 33 CFR Section 328.3(b), 40 CFR Section 230.3, and applicable state statutes and related provisions. Except as disclosed in Seller's Disclosure Schedule, to the best knowledge of the Company, no portion of the Property is located in a "wetland."

          (s) WELLS. Except as disclosed in Seller's Disclosure Schedule, to the best knowledge of the Company, there are not now and will not be on the Closing Date any existing or abandoned wells on or in the Property.

          (t) RENT CONTROL. Except as disclosed in Seller's Disclosure Schedule or the applicable lease, no rent control is applicable with respect to any Property.

          (u) PUNCHLIST. Except as disclosed in Seller's Disclosure Schedule, there is no outstanding, incomplete and/or pending construction and development work at the Property, including, without limitation, improvement work of the shell, core, common areas between tenant premises that are subject to Leases at the Property.

          2.8 INTANGIBLE PROPERTY. SCHEDULE 2.8 lists any and all Marks and other material items of Intangible Property in which the Company or its Subsidiaries have an interest and the nature of such interest. Such assets include all Permits or other rights with respect to any of the foregoing. The Company and its Subsidiaries have rights to and ownership of all Intangible Property required for use in connection with the Business, the absence of which would have a material adverse effect on the Business; and will retain such ownership through the Closing Date. The Company and its Subsidiaries do not use any Intangible Property by consent of any other person and are not required to and do not make any payments to others with respect thereto. Except as disclosed in Seller's Disclosure Schedule, the Intangible Property of the Company and its Subsidiaries is fully assignable, free and clear of any Encumbrances. The Company and its Subsidiaries have performed all obligations required to be performed by them, and none of such entities is in default under any Contract relating to any of the foregoing. Neither Seller, the Company nor any Subsidiary has received any notice to the effect (or is otherwise aware) that the Intangible Property or any use by the Company or any Subsidiary of any such property conflicts with or allegedly conflicts with or infringes the rights of any Person.

          2.9   AUTHORIZATION; NO CONFLICTS; ALL PERMITS.

          (a) NO CHARTER VIOLATIONS. Neither the Company nor any of its Subsidiaries is in violation of its respective charter documents or by-laws.

          (b) AUTHORIZATION BY THE COMPANY; ENFORCEABILITY; NO CONFLICTS. The execution, delivery and performance of this Agreement and any related agreements by the Company has been duly and validly authorized by the Board of Directors of the Company and by all other necessary corporate action on the part of the Company. Each of this Agreement and any related agreements constitutes the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Agreement by the Company and the execution, delivery and performance of any related agreements or contemplated transactions by the Company or any Subsidiary will not violate, or constitute a breach or default (whether upon lapse of time and/or the occurrence of any act or event or otherwise) under, the charter documents or by-laws of any of such entities or any Contract of any of such entities, result in the imposition of any Encumbrance against any assets or Properties of the Company or any Subsidiary, or violate any Law.

          (c) PERMITS AND APPROVALS. SCHEDULE 2.9 lists all Permits and Approvals required to be obtained by Seller, the Company or any Subsidiary to consummate this Agreement, including, without limitation, all Approvals of any third-party with respect to any Contract. Other than as shall be disclosed to Buyer in writing prior to the Closing Date, at the Closing Date, all such Permits and Approvals shall have been obtained by the Company, subject to no unduly burdensome (I.E., costly to comply with) conditions. Except for matters identified in SCHEDULE 2.9 as requiring that certain actions be taken by or with respect to a third-party or Governmental Entity, the execution and delivery of this Agreement by Seller and the performance of this Agreement by Seller, the Company or any Subsidiary will not require filing or registration with, or the issuance of any Permit by, any other third-party or Governmental Entity.

          2.10 LEGAL PROCEEDINGS AND CERTAIN LABOR MATTERS. There is no Order or Action pending or, to the best knowledge of the Company, threatened, against or affecting the Company or any Subsidiary or any of their respective Properties or assets that individually or when aggregated with one or more other Orders or Actions has or if determined adversely to the interest of the Company, any Subsidiary or Buyer might reasonably be expected to have a material adverse effect on the Company or any Subsidiary, on the Business, on Seller's ability to perform this Agreement, or on any aspect of the transactions specifically contemplated by this Agreement. There is no organized labor strike, dispute, slowdown or stoppage, or collective bargaining or unfair labor practice claim (collectively, "Labor Matters"), pending or, to the best knowledge of the Company, threatened against or affecting the Company or any Subsidiary or the Business. SCHEDULE 2.10 lists each Order, Action and Labor Matter that involves a claim or potential claim of aggregate liability in excess of Five Thousand Dollars ($5,000) against, or that enjoins or compels or seeks to enjoin or to compel any activity by the Company or any Subsidiary, including, without limitation, any Order of the National Labor Relations Board. There is no matter as to which the Company or any Subsidiary has received any notice, claim or assertion, or which, to the best knowledge of the Company, otherwise has been threatened or is reasonably expected to be threatened or initiated, against or affecting any director, officer, employee, agent or representative of the Company or any Subsidiary or any other Person, nor, to the best knowledge of the Company, is there any reasonable basis therefor, in connection with which any such Person has or may reasonably be expected to have any right to be indemnified by the Company or any Subsidiary.

          2.11 MINUTE BOOKS. The minute books of the Company and its Subsidiaries (the "Minute Books") accurately reflect all actions and proceedings taken to date by the respective shareholders, boards of directors and committees of the Company and its Subsidiaries, and such minute books contain true and complete copies of the charter documents of the Company and its Subsidiaries and all related amendments. The stock record books of the Company and each Subsidiary (the "Stock Record Books") reflect accurately all transactions in their respective capital stock of all classes.

          2.12 ACCOUNTING RECORDS. The Company and its Subsidiaries have records that accurately and validly reflect their respective transactions, and accounting controls sufficient to insure that such transactions are (i) executed in accordance with management's general or specific authorization and
(ii) recorded in conformity with GAAP.

          2.13 INSURANCE. The Company and its Subsidiaries are, and at all times during the past two (2) years have been, insured with reputable insurers and all of the insurance policies and bonds maintained or required to be maintained by the Company and its Subsidiaries are in full force and effect.
SCHEDULE 2.13 lists all insurance policies (together with the premiums paid and the dates of coverage of each) and bonds applicable to the Business.
Neither the Company nor any Subsidiary is in default under any such policy or bond. The Company and its Subsidiaries have timely filed claims with their respective insurers with respect to all material matters and occurrences for which they believe they have coverage. All insurance policies maintained by the Company and its Subsidiaries will remain in full force and effect for their respective remaining terms and the Company and its Subsidiaries have received no notice or other indication from any insurer or agent of any intent to cancel or not to renew any of such insurance policies. The Company and its Subsidiaries have complied with and implemented all outstanding (i) requirements of any insurance company that has issued a policy with respect to any of the Properties and assets of the Company or any Subsidiary and (ii) requirements of the Board of Fire Underwriters or other body exercising similar functions or any Governmental Entity with respect to any such insurance policy.

          2.14 PERMITS. Except as will not cause a Material Adverse Change, the Company and its Subsidiaries hold all Permits that are required by any Governmental Entity to permit each of them to conduct their respective businesses as now conducted, and all such Permits are valid and in full force and effect and will remain so upon consummation of this Agreement. To the best knowledge of the Company, no suspension, cancellation or termination of any of such Permits is threatened or imminent.

          2.15  COMPLIANCE WITH LAW.

          (a) ORGANIZATION AND CONDUCT OF BUSINESS. Except as set forth in Seller's Disclosure Schedule or as specifically qualified by this Agreement or as would not have an adverse effect on the Business, (i) the Company and its Subsidiaries are organized and have conducted their respective businesses in accordance with, and their directors or officers (in their capacity as such) have acted in accordance with, applicable Laws, (ii) the forms, procedures and practices of the Company and its Subsidiaries are in compliance with all applicable Laws, and (iii) the Company and its Subsidiaries have operated the Stores in compliance with the Occupational Safety and Heath Act, the National Labor Relations Act, the Fair Labor Standards Act and analogous state laws.

          (b) USE AND OPERATION OF PROPERTY. Except as set forth in Seller's Disclosure Schedule or as specifically qualified by this Agreement or as would not have an adverse effect on the Business, the use and operation of the Property of the Company and its Subsidiaries (whether by them, Tenants or others) are in compliance with all applicable Laws.

          (c) ABSENCE OF LOSSES CAUSED BY TORTIOUS NEGLIGENCE OR MISCONDUCT. Except as specifically qualified by this Agreement or as shall be reflected in the Final Closing Balance Sheet, there has not occurred and, prior to Closing, there will not occur any third-party (I.E., other than as to Western or Buyer) Loss or injury that is not covered by insurance and that is caused by tortious negligence or misconduct occurring prior to the Closing on the part of the Company or any Subsidiary or any of their agents or employees (in connection with the operation and maintenance of the Property or otherwise).

          2.16 DIVIDENDS AND OTHER DISTRIBUTIONS. There has been no dividend or other distribution of assets or securities whether consisting of money, property or any other thing of value, declared, issued or paid subsequent to the date of the most recent financial statements described in Section 2.4 by the Company or any Subsidiary, except the distribution to the Company of shares in the Company owned by its subsidiary, Kienow's Wholesale Grocery Company.

          2.17  EMPLOYEE BENEFITS.

          (a) EMPLOYEE BENEFIT PLANS, COLLECTIVE BARGAINING AND EMPLOYEE AGREEMENTS, AND SIMILAR ARRANGEMENTS.

                (1) SCHEDULE 2.17(A) lists all employee benefit plans and collective bargaining, employment or severance agreements or other similar arrangements to which the Company or any Subsidiary is a party or by which any of them is bound, legally or otherwise (collectively, "Current Plans"), including, without limitation, the following: (i) any profit-sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, severance, welfare or incentive plan, agreement or arrangement; (ii) any plan, agreement or arrangement providing for "fringe benefits" or perquisites to employees, officers, directors or agents, including, but not limited to, benefits relating to Company automobiles, clubs, vacation, child care, parenting, sabbatical, sick leave, medical, dental, hospitalization, life insurance and other types of insurance; (iii) any employment agreement; or
(iv) any other "employee benefit plan" (within the meaning of Section 3(3) of ERISA).

                (2) Seller has delivered to Buyer true, correct and complete copies of all documents and summary plan descriptions with respect to such Current Plans, or summary descriptions of any such plans, agreements or arrangements not otherwise in writing.

                (3) To the best knowledge of the Company, there are no negotiations, demands or proposals that are pending or have been made which concern matters now covered, or that would be covered, by plans, agreements or arrangements of the type described in this section.

                (4) The Company and its Subsidiaries are in material compliance with the applicable provisions of ERISA (as amended through the date of this Agreement), the regulations and published authorities thereunder, and all other Laws applicable with respect to all Current Plans and with respect to all other employee benefit plans, agreements and arrangements (including the types of arrangements referred to in clauses 2.17(a)(1) (i) though (iv) above) to which the Company or any Subsidiary has within the past six (6) years been a party or has within the past six (6) years been bound (collectively, "Past Plans"). The Company and its Subsidiaries have performed all of their material obligations under all Current Plans and Past Plans. There are no Actions (other than routine claims for benefits) pending or, to the best knowledge of the Company, threatened against any Current Plans or Past Plans or their assets, or arising out of such plans, agreements or arrangements, and all such plans, agreements and arrangements have been operated in compliance with their terms. No facts exist, or with respect to multiemployer plans, the Company is not aware of any facts, which could give rise to any such Actions.

                (5) Except as specified in SCHEDULE 2.17(A), each of the Current Plans, other than multiemployer plans and welfare plans, can be frozen by the Company or by one of the Subsidiaries within a period of thirty (30) days following the Closing Date, without payment of any additional compensation or amount or the additional vesting, other than legally-required vesting on partial or complete termination, or acceleration of any such benefits and can be terminated and liquidated within a reasonable time thereafter.

                (6) All obligations of the Company and its Subsidiaries under each Current Plan and Past Plan (i) that are due prior to the Closing Date have been paid or will be paid prior to that date by the Company and/or its Subsidiaries, and (ii) that have accrued prior to the Closing Date have been or will be paid or properly accrued by the Company and/or its Subsidiaries on the Closing Balance Sheet and the Final Closing Balance Sheet.

          (b)   QUALIFIED PLANS.

                (1) SCHEDULE 2.17(B) lists all "employee pension benefit plans" (within the meaning of Section 3(2) of ERISA) in SCHEDULE 2.17 that are also stock bonus, pension or profit-sharing plans within the meaning of
Section 401(a) of the Code.

                (2) Each such plan has been duly authorized by the appropriate board of directors of the Company and each participating Subsidiary. Each such plan is qualified in form and operation under Section 401(a) of the Code and each trust under each such plan is exempt from tax under Section 501(a) of the Code. No event has occurred that will or could give rise to disqualification or loss of tax-exempt status of any such plan or trust under such sections which cannot be cured without material liability under one of the available Internal Revenue Service procedures. No event has occurred that will or could subject any such plans to tax under Section 511 of the Code. No prohibited transaction (within the meaning of Section 4975 of the Code) or party-in-interest transaction (within the meaning of Section 406 of ERISA) has occurred with respect to any of such plans.

                (3) The Company has delivered to Buyer for each such plan copies of the following documents: (i) the Form 5500 filed in each of the most recent three plan years, including but not limited to all schedules thereto and financial statements with attached opinions of independent accountants, (ii) the most recent determination letter from the IRS, (iii) the consolidated statement of assets and liabilities of such plan as of its most recent valuation date, and (iv) the statement of changes in fund balance and in financial position or the statement of changes in net assets available for benefits under such plan for the most recently ended plan year. The financial statements so delivered fairly present the financial condition and the results of operations of each of such plans as of such dates, in accordance with GAAP, with the possible exception of retiree health benefit liability under any multiemployer plan.

          (c)   TITLE IV PLANS.

                (1) SCHEDULE 2.17(C) lists all plans (other than multiemployer plans) in SCHEDULES 2.17(A) and all Past Plans, that are, in each case, also subject to Title IV of ERISA.

                (2) With respect to each such plan (other than union multiemployer plans) in which the Company, any Subsidiary or any trade or business (whether or not incorporated) that is a member of a group of which the Company is a member and which is under common control within the meaning of
Section 414(b) or (c) of the Code ("ERISA Affiliate") participates or has participated, (i) neither the Company nor any Subsidiary nor any ERISA

Affiliate has withdrawn from such plan during a plan year in which it was a "substantial employer" (as defined in Section 4001(a) (2) of ERISA) or has had a substantial cessation of operations (as defined in Section 4062(e) of ERISA),
(ii) neither the Company nor any Subsidiary nor any ERISA Affiliate has filed a notice of intent to terminate any such plan or adopted any amendment to treat any such plan as terminated, (iii) the PBGC has not instituted proceedings to terminate any such plan, (iv) no other event or condition has occurred which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any such plan, (v) no accumulated funding deficiency, whether or not waived, exists with respect to any such plan, no condition has occurred or exists which by the passage of time would be expected to result in an accumulated funding deficiency as of the last day of the current plan year of any such plan, and neither the Company nor any Subsidiary nor any ERISA Affiliate has failed to make full payment when due of all amounts which under the provisions of any such plan are required to be made as contributions thereto which were not later brought current, (vi) all required premium payments to the PBGC have been paid when due, (vii) no reportable event, as described in Section 4043 of ERISA, has occurred with respect to any such plan which has not been reported as required, (viii) no excise taxes are payable under the Code and (ix) no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made.

                (3) All costs of any plans subject to Title IV of ERISA have been provided for on the basis of consistent methods in accordance with sound actuarial assumptions and practices. SCHEDULE 2.17(C) includes for each such plan (other than union multiemployer plans), as of its last valuation date, the amount by which its assets exceeded (or were less than) its "benefit liabilities" (within the meaning of Section 4001(a)(16) of ERISA). Since the last valuation date for each such plan, there has been no amendment or change to such plan that would increase the amount of benefits thereunder and, there has been no event or occurrence that would cause the excess of assets over benefit liabilities as listed in SCHEDULE 2.17(C) to be reduced or the amount by which benefit liabilities exceed assets as listed in SCHEDULE 2.17(C) to be increased.

                (4) In addition to the documents listed in subsection (b)(3) above, Seller has delivered to Buyer for each Title IV plan copies of the following documents: (i) the Form PBGC-1 filed in each of the most recent three plan years, and (ii) the actuarial report as of the last valuation date. Each such actuarial report fairly presents the financial condition and the results of operations of each such plan as of such date, in accordance with GAAP.

          (d)   MULTIEMPLOYER PENSION PLANS.

                (1) SCHEDULE 2.17(D) lists all pension plans in SCHEDULE 2.17, SCHEDULE 2.17(B) and SCHEDULE 2.17(C) and all Past Plans that are, in each case, also multiemployer plans within the meaning of Section 3(37) of ERISA.


                (2) With respect to each such multiemployer plan in which the Company, any Subsidiary or any ERISA Affiliate participates or, at any time within the past seven (7) years, has participated, (i) neither the Company nor any Subsidiary nor any ERISA Affiliate has withdrawn, partially withdrawn, or received any notice of any claim or demand for withdrawal liability or partial withdrawal liability, (ii) neither the Company nor any Subsidiary nor any ERISA Affiliate has received any notice that any such plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, or that any such plan is or may become insolvent, (iii) neither the Company, nor any Subsidiary nor any ERISA Affiliate has failed to make any required contributions, (iv) to the best knowledge of the Company, no such plan is a party to any pending merger or asset or liability transfer, (v) to the best knowledge of the Company, there are no PBGC proceedings against or affecting any such plan and (vi) neither the Company nor any Subsidiary nor any ERISA Affiliate has (or may have as a result of the transactions contemplated hereby) any withdrawal liability by reason of a sale of assets pursuant to section 4204 of ERISA.

                (3) SCHEDULE 2.17(D) includes for each multiemployer plan, as of its most recent valuation date, the amount of potential withdrawal liability of the Company, Subsidiaries and ERISA Affiliates, calculated according to the information made available pursuant to ERISA Section 4221(e), and identifies the specific obligor. To the best knowledge of the Company, nothing has occurred or is expected to occur that would materially increase the amount of the total potential withdrawal liability of a specified obligor for any such plan over the amount shown in SCHEDULE 2.17(D).

          (e) HEALTH PLANS. All group health plans of the Company, any Subsidiary and any ERISA Affiliate have been operated in material compliance with the group health plan continuation coverage requirements of Section 4980B of the Code and Sections 601 to 606 of ERISA, and the portability and coverage crediting requirements of Sections 701 to 702 of ERISA, to the extent such requirements are applicable. This representation does not include any non-compliance resulting from the U.S. Supreme Court decision in GEISSAL V. MOORE MEDICAL CORP. (1998).

          (f) FINES AND PENALTIES. There has been no act or omission by the Company or any Subsidiary or any ERISA Affiliate that has given rise to or may give rise to fines, penalties, taxes, or related charges under Section 502(c),
(i) or (l) or Section 4071 of ERISA or Chapter 43 of the Code.

          2.18 CERTAIN INTERESTS. No Affiliate of Seller, the Company or any Subsidiary nor any officer or director of any of them, nor any Associate of any such individual, has any material interest in any property used in or pertaining to the Business; no such Person is indebted or otherwise obligated to the Company or any Subsidiary; and neither the Company nor any Subsidiary is indebted or otherwise obligated to any such Person, except for amounts due under normal arrangements applicable to all employees generally as to salary or reimbursement of ordinary business expenses not unusual in amount or significance (other than employment severance payment obligations, which liabilities appear in the Seller's Disclosure Schedule and will be fully reflected in the Closing Balance Sheet). Except as disclosed in Seller's Disclosure Schedule, the consummation of the transactions contemplated by this Agreement will not (either alone, or upon the occurrence of any act or event, or with the lapse of time, or both) result in any benefit or payment (severance or other) arising or becoming due from the Company or any Subsidiary or the successor or assign of any thereof to any Person (other than the employment severance payments referred to above).

          2.19 INTERCOMPANY TRANSACTIONS; TRANSACTIONS WITH SELLING STOCKHOLDERS AND THEIR AFFILIATES. At the Closing Date, there will be no outstanding (i) loans or other extensions of credit made or guaranteed by the Company or any Subsidiary to or for the benefit of any

Selling Stockholder or any director, officer, employee, trustee or personal representative of any Selling Stockholder, or of the Company or any Subsidiary, or any Associate of any of the foregoing and (ii) loans, guarantees or other extensions of credit of any amount made to or for the benefit of Seller or any such Affiliate or Associate of Seller, except as to clauses (i) and (ii) for any such transactions solely between the Company and a Subsidiary of the Company. Except as disclosed in SCHEDULE 2.19, at the Closing Date, neither Buyer, the Company nor any of its Subsidiaries shall have any continuing commitment, obligation or liability of any kind with respect to the persons referred to in clauses (i) and (ii) above and none of Seller or such Affiliates or Associates will have any obligations to the Company or any Subsidiary.

          2.20 BANK ACCOUNTS, POWERS, ETC. SCHEDULE 2.20 lists each bank, trust company, savings institution, brokerage firm, mutual fund or other financial institution with which the Company or any Subsidiary has an account or safe deposit box and the names and identification of all Persons authorized to draw thereon or to have access thereto, and lists the names of each Person holding powers of attorney or agency authority from the Company or any Subsidiary and a summary of the terms thereof.

          2.21 NO BROKERS OR FINDERS. No agent, broker, finder, or investment or commercial banker, or other Person or firm engaged by or acting on behalf of Seller, the Company or any Subsidiary or any of their respective Affiliates in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated by this Agreement, is or will be entitled to any brokerage or finder's or similar fee or other commission as a result of this Agreement or such transactions other than Macadam Capital Partners, as to which the Company shall pay in full prior to the Closing (and which payment shall be reflected as paid in the Closing Balance Sheet) and neither Buyer, Western, nor any Subsidiary (nor the Company post-Closing) shall have any liability.

          2.22 ACCURACY OF INFORMATION. None of the written information supplied or to be supplied by Seller, the Company or any Subsidiary (or on behalf of any of the foregoing by Macadam Capital Partners or counsel to the Company) (a) to any Person for inclusion in any document or application filed with any Governmental Entity having jurisdiction over or in connection with the transactions contemplated by this Agreement or (b) to Buyer or Western any of their agents or representatives in connection with these transactions, this Agreement or the negotiations leading up to this Agreement did contain, or at the respective times such information is or will be delivered, will contain any untrue statement of a material fact, or omitted or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If any of such information at any time subsequent to delivery and prior to Closing becomes untrue or misleading, in any material respect, the Company will promptly notify Buyer in writing of such fact and the reason for such change. All documents required to be filed by Seller, the Company or any Subsidiary with any Governmental Entity in connection with this Agreement or the transactions contemplated by this Agreement will comply in all material respects with the provisions of applicable Law. The Seller's Disclosure Schedule contains, without limitation, all of the exceptions known to the President (Alan Jones) and the Property Manager (Robert Griguhn) of the Company.

          2.23 INVENTORIES. All inventories of the Company and each Subsidiary are of good and merchantable quality, reasonably in balance, and salable (in the case of inventory held for sale) or currently usable (in the case of other inventory) in the ordinary course of business. The value of obsolete or damaged inventory and of inventory below standard quality has been written-down on the most recent balance sheet delivered to Buyer pursuant to Section 2.4 or, with respect to inventories purchased since such balance sheet date, on the books and records of the Company, to ascertainable market value, or adequate reserves described on such balance sheet have been provided therefor, and the value at which inventories are carried reflects the customary inventory valuation policy of the Company and its Subsidiaries (which fairly reflects the value of obsolete, spoiled or excess inventory) for stating inventory, in accordance with GAAP consistently applied.

          2.24 RECEIVABLES. All receivables of the Company and its Subsidiaries, whether reflected on the balance sheet or otherwise, represent sales or loans actually made in the ordinary course of business, and are current and fully collectible net of any reserves shown on the balance sheet (which reserves are adequate and were calculated on a basis consistent with GAAP and past practices). A complete and accurate aging list of all receivables of the Company and each Subsidiary is set forth in SCHEDULE 2.24.

          2.25 SUPPLIERS. SCHEDULE 2.25 lists the names of and describes all Contracts with and the appropriate percentage of Business attributable to, the ten (10) most significant suppliers of the Business at the date of this Agreement, and any sole-source suppliers of significant goods or services (other than electricity, gas, telephone or water) to the Company or any Subsidiary with respect to which alternative sources of supply are not readily available on comparable terms and conditions.

          2.26 BANKRUPTCY. None of (a) the Selling Stockholders or (b) to the best knowledge of the Company, any lessor or lessee under any Lease or (c) to the best knowledge of the Company, any supplier of the Company listed on
SCHEDULE 2.25 has undertaken or is threatening bankruptcy or financial restructuring or reorganization.

          2.27 SETTLEMENT AGREEMENT. There has been no breach or default under, or actions or threats of action in connection with, the Settlement Agreement or under or in connection with any related agreements or understandings.

          2.28 REVIEW OF THIS AGREEMENT. The representations and warranties of the Company in this Agreement that are qualified as being made to the Company's knowledge are based on the review by each of Alan Jones and Robert Griguhn, and each of them has reported to the Company that to the best of his knowledge all of the representations and warranties of the Company contained in this Agreement are true and correct as of the date of this Agreement. The Company represents and warrants that, of the persons currently employed by the Company, each of Messrs. Jones and Griguhn, are the individuals most likely to know of the truth and accuracy of each such representation and warranty.

          2.29 CERTIFICATES. Any Certificate required by this Agreement signed by an officer of the Company and delivered to Buyer or to counsel to Buyer shall be deemed to be a representation and warranty by the Company as to the matters set forth therein, solely for the benefit of Buyer and Western.

          2.30  CERTAIN TAX MATTERS.

          (a) NO TAX LIABILITY. Except as reserved in the line item "taxes" on the Final Closing Balance Sheet, (i) there is no, and there will be no, Tax payable by or on behalf of the Company or any of the Subsidiaries for any taxable period ending on or prior to the Closing Date, (ii) there are no, and there will be no, deficiencies in any Tax payable by or on behalf of the Company or any of the Subsidiaries arising from any audit by any taxing agency or authority with respect to any period ending on or prior to the Closing Date,
(iii) there are no, and there will be no, Taxes of any member of a consolidated or combined tax group of which Seller or any of its Affiliates is, or was at any time, a member, for which the Company and/or any Subsidiary is jointly or severally liable as a result of its inclusion in such group, and (iv) there is no, and there will be no, claim or demand for reimbursement or indemnification resulting from any transfer by Seller or the Company prior to the Closing of any Tax benefits or credits to any other person. With respect to any Taxes attributable to pre-Closing operations and due for Tax periods ending after the Closing Date, the Company represents and warrants that the line item "taxes" on the Final Closing Balance Sheet shall include an income tax accrual, calculated as if the period ended on the Closing Date.

          (b) AUDIT MATTERS. The Representative shall have the responsibility for, and the right to control, at Seller's expense, the audit (and disposition thereof) of any Tax Return relating to periods ending on or prior to the Closing Date and to participate in the disposition of the audit of any Tax Return relating to the periods ending after the Closing Date, in each case if such audit or disposition thereof could give rise to a claim against Seller hereunder; PROVIDED, HOWEVER, that if such claim against Seller could reasonably be expected to be substantially in excess of the liability cap referred to in
Section 9.10(b) of this Agreement, the Company may refuse to allow the Representative to have such responsibility and control; PROVIDED, FURTHER, that the Representative may not enter into any settlement of any such audit without the Company's consent, which will not be unreasonably withheld. Buyer shall have the right directly or through its designated representatives, to review in advance and comment upon all submissions made in the course of audits or appeals thereof to any Governmental Entity relating to periods ending on or prior to the Closing Date and to approve the disposition of any audit adjustment with respect to such periods if such disposition will or might reasonably be expected to result in an increase in Taxes of Buyer, the Company or any Subsidiary for any period beginning at or after the Closing or as to which the Company and/or any Subsidiary is jointly or severally liable as a result of its inclusion in such group prior to the Closing Date.

          2.31 WARN ACT. Each of the Company's single sites of employment (as defined under the Worker Adjustment and Retraining Notification Act (the "WARN Act")) employs fewer than fifty (50) non-part time employees (as defined under the WARN Act).

          2.32 UNANTICIPATED LIABILITIES. With respect only to matters that are not the subject of one of the foregoing representations and warranties, neither the Company nor any Subsidiary has any liabilities of any nature (whether accrued, absolute, contingent or otherwise, and whether due or to become due, probable of assertion or not) not covered by insurance arising out of Losses or injuries occurring prior to the Closing, except as shall be fully reflected on the Final Closing Balance Sheet.

                                     ARTICLE 3
                REPRESENTATIONS AND WARRANTIES OF BUYER AND WESTERN

          Except as otherwise indicated on Schedule 3.0 ("Buyer's Disclosure Schedule"), Buyer and Western, jointly and severally, represent, warrant and agree as follows:

          3.1 ORGANIZATION AND RELATED MATTERS. Each of Buyer and Western has been duly organized and is validly existing and in good standing under the Laws of the state of California with corporate or trust power and authority, as applicable, to own its properties and conduct its business as now conducted, and to execute, deliver and perform this Agreement and any related agreements to which it is a party. At the Closing Date, Buyer will be qualified to do business under the Laws of the State of Oregon. If any Selling Stockholder makes a DownREIT Election, on the Closing Date the DownREIT will be a duly and recently formed and validly existing limited partnership under the Laws of the State of Delaware with the power under the Delaware Revised Uniform Limited Partnership Act and its Partnership Agreement to own its property and assets and to perform its obligations as contemplated by this Agreement, and will be registered as a foreign limited partnership to transact intrastate business in California and will be qualified to do business in the State of Oregon.

          3.2   DOWNREIT INTERESTS.  If any Selling Stockholder makes a DownREIT
Election: (a) immediately prior to the Closing the DownREIT will have no general partner other than Western and will have one limited partner with no more that the minimum nominal interest necessary to create a limited partnership under Delaware law; (b) at the Closing such limited partner shall withdraw and each Electing Stockholder, upon execution of the Partnership Agreement, shall own the limited partnership interest represented by its DownREIT Units free of any Encumbrance; (c) at the Closing, the DownREIT will have no outstanding Contracts or other rights to subscribe for or purchase, or Contracts or other obligations to issue or grant any rights to acquire, any partnership interests in, or to restructure or recapitalize, the DownREIT, other than its obligations to the Electing Stockholders; (d) at the Closing, there will be no outstanding Contracts of DownREIT to repurchase, redeem or otherwise acquire any partnership interests in the DownREIT other than as set forth in the Partnership Agreement and applicable Delaware law; (e) upon consummation of the Closing, all DownREIT Units will have been duly authorized and validly issued and will have been issued in conformity with all applicable Laws. There are no preemptive rights in respect of any partnership interests in the DownREIT, other than as set forth in the Partnership Agreement; and (f) upon consummation of the Closing, without exception, each Electing Stockholder will acquire from the DownREIT legal and beneficial ownership of and all right to vote (to the extent permitted under the Partnership Agreement) the DownREIT Units to be issued to each Electing Stockholder by the DownREIT in exchange for such Electing Stockholder's Stock, free and clear of all covenants, conditions, security interests, mortgages, pledges, lieu encumbrances or other Encumbrances other than those set forth in the Partnership Agreement.

          3.3 DOWNREIT'S CONTRIBUTED PROPERTIES. Except in each case as Buyer and the Electing Stockholders may otherwise agree in writing, upon the contribution of property (the "Contributed Property") by Western or Buyer to the DownREIT pursuant to the agreement referred to in Section 1.5(c)(iii) at the
Closing: (a) the DownREIT will have good and marketable title to, free of Encumbrances, all items of real property constituting any part of the Contributed Property, including fees, leaseholds and all other interests in real property, and such other assets and properties that are material to the business conducted on such real property, except for (i) Encumbrances consisting of liens for Taxes not yet due, and (ii) assets and properties not material to such business that were disposed of since the date of such agreement in the ordinary course of business; (b) all material tangible properties that are any part of the Contributed Property will be in a good state of maintenance and repair (except for ordinary wear and tear) and adequate for the business conducted on the Contributed Property; (c) all material leasehold properties to be held by the DownREIT as lessee as any part of the Contributed Property will be held under valid, binding and enforceable leases, subject only to such exceptions as are not, individually or in the aggregate, material to the business to be conducted thereon; (d) there will be no pending or, to the best knowledge of Buyer and Western, threatened Action that would materially interfere with the quiet enjoyment of any such leasehold by the DownREIT.

          3.4 AUTHORIZATION. The execution, delivery and performance of this Agreement and any related agreements by Buyer and Western has been duly and validly authorized by the Board of Directors of Buyer and the Board of Trustees of Western, respectively, and by all other necessary corporate and trust action, respectively, on the part of Buyer and Western. This Agreement constitutes the legal, valid and binding obligation of Buyer and Western, enforceable against Buyer and Western in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar Laws and equitable principles relating to or limiting creditors' rights generally.

          3.5 PERMITS AND APPROVALS. SCHEDULE 3.5 lists all Permits and Approvals required to be obtained by Buyer or Western to consummate this Agreement. Except for matters identified in SCHEDULE 3.5 as requiring that certain actions be taken by or with respect to a third-party or Governmental Entity, the execution and delivery of this Agreement by Seller and the performance of this Agreement and any related or contemplated transactions by Seller, the Company or any Subsidiary will not require filing or registration with, or the issuance of any Permit by, any other third-party or Governmental Entity.

          3.6 NO CONFLICTS. The execution, delivery and performance of this Agreement and any related agreements by Buyer and Western will not violate the provisions of, or constitute a breach or default whether upon lapse of time and/or the occurrence of any act or event or otherwise under (a) the charter documents or bylaws of Buyer or Western, (b) any Law to which Buyer or Western is subject or (c) any Contract to which Buyer or Western is a party that is material to the financial condition, results of operations or conduct of the business of Buyer or Western, PROVIDED (as to clauses (b) and (c) respectively) that the appropriate regulatory approvals, listed in SCHEDULE 3.5, are received and specified consents, if any, listed in SCHEDULE 3.5 are secured.

          3.7 NO BROKERS OR FINDERS. No agent, broker, finder or investment or commercial banker, or other Person or firms engaged by or acting on behalf of Buyer or its Affiliates in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated by this Agreement, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of this Agreement or such transactions.

          3.8 LEGAL PROCEEDINGS. There is no Order or Action pending or to the best knowledge of Buyer or Western, threatened against or affecting Buyer or Western that individually or when aggregated with one or more other Actions has or might reasonably be expected to have a material adverse effect on the ability of Buyer or Western to perform this Agreement.

          3.9 ACCURACY OF INFORMATION. None of the information supplied or to be supplied by or on behalf of Buyer or Western (a) to any Person for inclusion in any document or application filed with any Governmental Entity having jurisdiction over or in connection with the transactions contemplated by this Agreement or (b) to Seller or the Company or any of their agents or representatives in connection with these transactions, this Agreement or the negotiations leading up to this Agreement did contain, or at the respective times such information is or was delivered, will contain any untrue statement of a material fact, or omitted or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If any of such information at any time subsequent to delivery and prior to Closing becomes untrue or misleading, in any material respect, the Buyer or Western will promptly notify Buyer in writing of such fact and the reason for such change. All documents required to be filed by Buyer or Western with any Governmental Entity in connection with this Agreement or the transactions contemplated by this Agreement will comply in all material respects with the provisions of applicable Law.

          3.10 AVAILABILITY OF PURCHASE PRICE. Upon payment of the Purchase Price as contemplated by this Agreement, each of Western, DownREIT, Buyer and the Company shall be Solvent. As used herein, the term "Solvent" means, with respect to any entity on a particular date, that on such date (a) the fair market value of the assets of such entity is greater than the total amount of liabilities (including contingent liabilities) of such entity, (b) the present fair salable value of the assets of such entity is greater than the amount that will be required to pay the probable liabilities of such entity on its debts as they become absolute and matured, (c) such entity is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature, and (d) such entity does not have unreasonably small capital.

                                     ARTICLE 4
                                   DUE DILIGENCE

          4.1 DUE DILIGENCE CONDITIONS PRECEDENT. It is a condition to the obligation of Buyer to acquire the Stock from Seller that each of the following events (each a "Due Diligence Condition Precedent") shall have occurred (or been waived by Buyer in writing) on or prior to the final day of the Due Diligence
Period:

          (a) PHYSICAL CONDITION OF THE PROPERTY. Buyer shall have reviewed and approved, in writing, the physical condition of each Property, including, without limitation, all mechanical, utility, structural and electrical systems; roofs and parking lots; ground water and soil cores; any soils and substrata reports and materials (such soils and substrata reports and materials are collectively referred to as the "Soils Reports"); and any seismic and flood plain reports and materials, including, without limitation, any reports or maps of the Federal Emergency Management Agency.

          (b) RENT ROLL. Buyer shall have reviewed and approved, in writing, a current Rent Roll (organized by Property) delivered by the Company to Buyer prior to the end of the Due

Diligence Period, prepared and certified by the Company as true, correct and complete in the form of SCHEDULE 2.7(A)(V) attached to this Agreement (but updated to the date of delivery) (the "Certified Rent Roll").

          (c) LEASE REVIEW. Buyer shall have reviewed and approved, in writing, (A) copies of all Leases (organized by Property), including, without limitation, all amendments and modifications thereof, all lease guaranty agreements pursuant to which the guarantors thereunder guaranty tenants' obligations under the relevant Leases (the "Lease Guaranties"), and (B) all available summaries of the rental rates and material terms of all pending and unexecuted leases affecting the Property certified by the Company and Seller as true, correct and complete, and all available information regarding any inducements to lease, including, without limitation, any rental concessions, all standard lease forms in use at the Property (the "Standard Lease Forms"); all tenant correspondence files (the "Tenant Correspondence"); and to the extent available to the Company, current financial statements of each Tenant under any Tenant Lease and any other credit information regarding the tenants that is in the Company's possession or control (the "Tenant Financial Statements").

          (d) BUDGET. Buyer shall have reviewed and approved, in writing, all available current budgets and any available future budgets showing projected income and expenses for the Company and each of the Properties (the "Budgets").

          (e) CURRENT PRELIMINARY TITLE REPORTS. Buyer shall have reviewed and approved, in writing, (i) current updated preliminary title reports for the Land (the "Title Reports"), prepared by First American Title Company of Oregon, having offices in Portland and Medford, Oregon, or such other title company selected by Buyer (the "Title Company"), (ii) together with all documents supporting exceptions to title.

          (f) TITLE POLICIES. Buyer shall have reviewed and approved, in writing, the Company's existing policies of title insurance applicable to each Property (the "Title Policies").

          (g) PROJECT PLANS. Buyer shall have reviewed and approved, in writing, all available, current, as-built plans and specifications for the Improvements applicable to each Property (the "Project Plans").

          (h) SURVEY. Buyer shall have reviewed and approved, in writing, an ALTA/ACSM Land Title Survey of each Property (the "Survey"), which Buyer shall cause to be prepared. The expense of such preparation shall be paid by Buyer. The Survey shall be prepared and certified in accordance with Buyer's standard specifications set forth in EXHIBIT E attached to this Agreement (the "Surveyor's Certification and Specifications").

          (i) TENANT'S ESTOPPEL CERTIFICATES. Buyer shall have reviewed and approved, in writing, the estoppel certificates executed by each of the tenants at the Property, each substantially in the form of EXHIBIT F attached to this Agreement, modified as Buyer deems appropriate to reflect the review by Buyer of the Leases, or, if the Company after using best efforts is unable to procure such certificates, substitute certificates at Buyer's request, executed by the Company (as so procured or substituted, the "Tenant's Estoppel Certificates").

          (j) LESSOR'S ESTOPPEL CERTIFICATES. Buyer shall have reviewed and approved, in writing, the estoppel certificates executed by each of the lessors at the Leasehold property, each substantially in the form of EXHIBIT G attached to this Agreement but modified as Buyer deems appropriate to reflect the review by Buyer of the applicable leases, or, if the Company after using best efforts is unable to procure such certificates, substitute certificates at Buyer's request, executed by the Company (as so procured or substituted, the "Lessor's Estoppel Certificates"). The substitute certificates referred to in this subsection (j) and the immediately preceding subsection (i) shall be deemed to be a representation and warranty of Company to Buyer as to the matters set forth therein, PROVIDED, HOWEVER, that paragraph 10 of such certificate shall be deemed to conclude with the additional qualifier "and except as disclosed in Seller's Disclosure Schedule and except as disclosed with specificity (as to nature and quantity) in (a) the environmental reports referenced in Seller's Disclosure Schedule or (b) the environmental reports prepared for Buyer or Western by an environmental consultant under contract with Buyer or Western and delivered to Buyer or Western prior to the end of the Due Diligence Period."

          (k) RESTRICTIONS. Buyer shall have reviewed and approved, in writing, any recorded or unrecorded documents evidencing any restrictions affecting the development, use or operation of the Property, including, without limitation, conditional use permits, special use permits, variances and licenses.

          (l) COLLECTIVE BARGAINING AGREEMENTS. Buyer shall have reviewed and approved, in writing, all collective bargaining agreements to which the Company is a party or is bound.

          (m) EMPLOYEE BENEFIT PLANS. Buyer shall have reviewed and approved, in writing, all of the Company's employee benefit plans, including, without limitation, the plans referred to in Section 2.17 of this Agreement.

          (n) OTHER DOCUMENTS. Buyer shall have reviewed and approved, in writing, all of the following documents (in each case, if any) in the Company's possession or control: maintenance contracts; utility permits and contracts; construction and building permits; licenses; operating contracts; certificates of occupancy respecting the shell of the Improvements and, if applicable, the tenant improvements therein (the "Certificates of Occupancy"); management and leasing agreements; service contracts; structural calculations, if any; any approved site plans, engineering reports and approved plans, landscape plans, tenant improvement plans and floor plans; any and all other materials respecting the development, development approval, construction and construction approval at the Property; reports of insurance carriers insuring the Property during the last five (5) years respecting the claims history of the Property; insurance certificates of Company and tenants respecting the Property; all correspondence, reports, and notices pertaining to the existence of toxic or hazardous materials and/or waste at the Property; all permits, reports, certificates and notices pertaining to the existence, removal and/or decommission of any and all storage tanks located on, at or underneath the Property; any existing photographs of the Property reasonably requested by Buyer, including, without limitation, aerial photographs of the Property; all brokerage and commission agreements; all current rental agreements; all agreements entered by Company, Seller and any of their affiliates affecting the Property and/or income and cash flow to be received from the Property that will survive the Closing; tax bills and assessments for the current year and the three (3) year period immediately preceding the current year; all warranties pertaining to the Property, including, without limitation, warranties and guaranties respecting the base building improvements, tenant improvements, roofs and mechanical systems and parking lots (the "Warranties"); all information and documentation respecting any proposed or approved roadways that are at or near, or that affect, the Property; copies of all sales volume reports submitted to the Company by tenants at the Property for the last three (3) years; a summary of all outstanding accounts receivable relating to or in connection with the Property; copies of all pleadings respecting any litigation or administrative actions pertaining to the Property during the last ten (10) years; all written reports respecting incidents of theft, burglary or crimes (other than petty crimes such as shoplifting or employee shrinkage occurring in the ordinary course) attempted or committed at, on or to the Property or other such incidents which are the subject of litigation during the last ten (10) years; and such other information specifically and reasonably requested by Buyer of Seller or the Company in writing during the Due Diligence Period.

          (o) UNEXPIRED CONCESSIONS. Buyer shall have confirmed its satisfaction in writing that there exists no unpaid leasing commissions with respect to leased premises at the Property or unexpired free rent or expense concessions of any type whatsoever (including, without limitation, any free rent provisions, operating expense abatements, moving expense reimbursements, tenant improvement allowances or unsatisfied construction obligations of the Company) (collectively, the "Unexpired Concessions") remaining in any of the Leases, other than as specifically set forth on the Rent Roll.

          (p)   ENVIRONMENTAL REPORTS.    Buyer shall have reviewed and
approved, in writing, the environmental reports referred to in Section 2.7(k).

          (q) ESTIMATED CLOSING BALANCE SHEET. Buyer shall have reviewed and approved, in writing, the Estimated Closing Balance Sheet.

          (r) SUPPLEMENTAL DISCLOSURE SCHEDULE. Buyer shall have reviewed and approved, in writing, the Supplemental Disclosure Schedule (as defined below).

          4.2 SELLER'S ACKNOWLEDGMENT. Seller acknowledges that each of the approvals and confirmations of Buyer listed in Section 4.1 may be given or withheld by Buyer in its sole good faith discretion.

                                     ARTICLE 5
                  COVENANTS WITH RESPECT TO CONDUCT OF THE COMPANY
                       AND ITS SUBSIDIARIES PRIOR TO CLOSING
                             AND CERTAIN OTHER MATTERS

          5.1   ACCESS.

          (a) GENERALLY. The Company shall, and shall cause its Subsidiaries to, authorize and permit Buyer and its representatives (which term shall be deemed to include its Buyer's Accountants and counsel and representatives of any prospective financing institutions of Buyer or Western):

                (i) PHYSICAL ACCESS. Subject to existing confidentiality and document return commitments, to have reasonable access during normal business hours, upon reasonable notice and in such manner as will not unreasonably interfere with the conduct of their respective businesses and employee relationships, to all of their respective properties, books, records, operating instructions and procedures, Tax Returns and all other information with respect to the Business as Buyer may from time to time request (including, without limitation, each of the due diligence items referred to in Section 4.1), and to make copies of any such books, records and other documents.

                (ii) INTERVIEWS. Upon advance notice to the President of the Company, to interview such Persons (including, without limitation, the respective directors, officers, employees, accountants, counsel, suppliers, customers, and creditors, of the Company, its Subsidiaries and the Tenants) as Buyer considers necessary or appropriate for the purposes of familiarizing itself with the Business, properties and assets of the Company and its Subsidiaries, obtaining any necessary Approvals of or Permits for the transactions contemplated by this Agreement and conducting an evaluation of the organization and Business of the Company and its Subsidiaries.

          (b)   SPECIFIC AUTHORIZATION.   Without limiting the generality of the
foregoing and subject to the provisions of the Leases, the Company shall authorize Buyer, and Buyer's agents, representatives, designees and contractors, to do the following during the Due Diligence Period: (i) enter and inspect the Property and all mechanical and utility systems, records and documents, including financial records, for the Property as reasonably required by Buyer to complete its due diligence review; (ii) enter the Property in order to conduct an assessment of the environmental condition of the Property, including taking ground water and soil cores; (iii) upon advance notice to the President of the Company, interview tenants and lessors at the Property; (iv) contact the property and public liability insurance carriers who have insured the Property since the Property was placed in service regarding the claims history of the Property; (v) upon advance notice to the President of the Company, interview employees of the Company and its Subsidiaries (and the Company agrees to use commercially reasonable efforts to make such employees available to Buyer for purposes of such interviews); and (vi) undertake such other investigations in furtherance of Buyer's due diligence review of the Property as Buyer reasonably deems appropriate. With respect to any physical entry onto the Property by Buyer during the Due Diligence Period, Buyer shall indemnify, defend and hold the Company harmless from and against any and all loss, cost or liability caused by Buyer's negligence or willful misconduct in the inspection of the Property during the Due Diligence Period.

          (c)   FINANCIAL ACCESS.   Company shall, and shall cause its
Subsidiaries to, allow Buyer and Buyer's Accountants access to such records, working papers, physical inventory and any other items as they may reasonably request for the purpose of verifying the results obtained and financial statements produced by Company's Accountants and Previous Accountants.

          5.2 NOTICE OF BOARD MEETINGS. Seller and the Company agree to provide Buyer with notice of all meetings of the Company and/or its Subsidiaries' respective boards of directors occurring after the First Deposit Date and to deliver concurrently to Buyer copies of all materials distributed to members of their respective boards of directors in connection with such meetings, it being understood that the Company may redact information relating to this transaction.

          5.3 SPECIFIC DELIVERIES. The Company shall use its best efforts to deliver to Buyer or to make available for inspection by Buyer, in each case on or prior to the date of this Agreement (except in the case of the Tenant's Estoppel Certificates and the Lessor's Estoppel Certificates and any related substitute certificates, which shall be delivered no later than the final day of the Due Diligence Period):

          (a) ESTIMATED CLOSING BALANCE SHEET. The Estimated Closing Balance Sheet (which delivery shall be made no later than the seventh day prior to the First Deposit Date).

          (b) CHARTER DOCUMENTS. True, correct and complete copies of the respective charter documents of the Company and the Subsidiaries as in effect on the date of delivery, certified as of a recent date by the secretary of state of the jurisdiction of formation (and the Company shall further deliver certified copies of any amendments or supplements thereto through the Closing Date).

          (c)   MINUTE BOOKS.  True, correct and complete copies of the Minute
Books.

          (d) STOCK RECORD BOOKS. True, correct and complete copies of the Stock Record Books.

          (e) TAX RETURNS. To the extent in the Company's possession or available from the Internal Revenue Service, every tax return filed by or on behalf of the Company or its predecessors since 1913; and any available financial statements for years in which tax returns are not so available.

          (f) SUBSIDIARIES' FINANCIAL STATEMENTS. To the extent available, (unconsolidated) balance sheets for the Company and each of the Subsidiaries at fiscal year-end 1997, 1996 and 1995 and the related consolidated and consolidating statements of operations, changes in stockholder's equity and changes in financial position or cash flow for the years then ended; and interim (unconsolidated) balance sheets for the Company and each of the Subsidiaries at first fiscal quarter-end, 1998 and 1997 (and when and if available, for second fiscal quarter-end 1998 and 1997) and the related consolidated and consolidating statements of operations, changes in stockholder's equity and changes in financial position or cash flow for the periods then ended.

          (g) MATERIAL CONTRACTS. True, correct and complete copies of the agreements appearing on SCHEDULE 2.6, including all amendments and supplements thereto through the Closing Date.

          (h) ENVIRONMENTAL REPORTS. Copies of all of the Environmental Reports referred to in SECTION 2.7(K)(A).

          (i) INSURANCE POLICIES. Copies of all of the insurance policies and Bonds listed in SCHEDULE 2.13.

          (j)   CERTIFIED RENT ROLL.  The certified Rent Roll.

          (k)   LEASES.  Copies of all of the Leases.

          (l)   LEASE GUARANTIES.  Copies of all of the Lease Guaranties.

          (m)   TENANT CORRESPONDENCE.  Copies of all of the Tenant
Correspondence.

          (n) TENANT FINANCIAL STATEMENTS. If available, the Tenant Financial Statements for each Tenant under a Tenant Lease, including statements for such Tenant's most recently ended fiscal year and interim periods subsequent thereto.

          (o) BUDGET. If available, the Company shall deliver to Buyer copies of the Budgets.

          (p) TITLE REPORTS. Copies of current, updated, preliminary Title Reports.

          (q)   TITLE POLICIES.  Copies of the Title Policies.

          (r)   PROJECT PLANS.  If available, copies of all of the Project
Plans.

          (s)   [RESERVED]

          (t) TENANT'S ESTOPPEL CERTIFICATES. Originally executed Tenant's Estoppel Certificates from each of the Tenants under the Tenant Leases; PROVIDED, HOWEVER, that if the Company, after using its best efforts to procure such certificates from such Tenants, is unable to procure such certificates, the Company shall, at Buyer's request, execute a substitute certificate.

          (u) LESSOR'S ESTOPPEL CERTIFICATES. Originally executed Lessor's Estoppel Certificates from each Lessor of each Leasehold; PROVIDED, HOWEVER, that if the Company, after using its best efforts to procure such certificates from such Lessors, is unable to procure such certificates, the Company shall, at Buyer's request, execute a substitute certificate.

          (v) CERTIFICATES OF OCCUPANCY. Copies of all of the Certificates of Occupancy, if any and if available.

          (w) WARRANTIES. Copies of all of the Warranties, if any and if available.

          (x) SUPPLEMENTAL SELLER'S DISCLOSURE SCHEDULE. A supplemental disclosure schedule (the "Supplemental Disclosure Schedule") showing all changes to the Seller's Disclosure Schedule necessary to reflect events occurring after the date of this Agreement through the Closing, and to correct any inaccuracies in the Seller's Disclosure Schedule attached to this Agreement. Nonetheless, the Supplemental Disclosure Schedule shall not be deemed to amend the Seller's Disclosure Schedule as attached to this Agreement (unless Buyer so agrees in writing). The Company shall update the Supplemental Disclosure Schedule from time to time during the Due Diligence Period as the relevant facts and circumstances change materially or at Buyer's reasonable request.

          (y) OTHER REQUESTS. Each and every document that Buyer has heretofore reasonably requested in writing in connection with its due diligence review.

          5.4   MATERIAL ADVERSE CHANGES; REPORTS; FINANCIAL STATEMENTS.

          (a) NOTICE. Seller and the Company will promptly notify Buyer of any event of which Seller or the Company obtains knowledge which has had or might reasonably be expected to have a material adverse effect on the Business or which if known as of the date of this Agreement would have been required to be disclosed to Buyer.

          (b) DELIVERY OF REPORTS. Seller and the Company will deliver to Buyer (i) commencing after the First Deposit Date, as soon as available, and in any event within three (3) days after it is presented to the board of directors, any report by the Company or any of its Subsidiaries for submission to its board of directors and the working papers related thereto and other operating or financial reports (including any projections prepared for management of any of their respective businesses and the working papers related thereto), it being understood that the Company may redact information relating to this transaction,
(ii) notice of and, unless good reason exists not to do so, as soon as available, copies of all portions of all reports, renewals, filings, certificates, statements and other documents filed with any Governmental Entity, and (iii) monthly and quarterly unaudited consolidated and consolidating balance sheets, statements of operations and cash flow and changes in stockholder's equity for the Company, (iv) monthly and quarterly unaudited consolidated and consolidating balance sheets, statements of operations and cash flow and changes in stockholder's equity for each of the Subsidiaries and (v) such other reports as Buyer may reasonably request relating to the Company and its Subsidiaries. Each of the financial statements delivered pursuant to this Section 5.4(b) shall be prepared in accordance with GAAP consistently applied during the periods covered (except as disclosed therein), except that such financial statements may omit footnote disclosures required by GAAP to the extent the content thereof would not materially differ from those disclosures reported in the most recent reviewed period and year-end adjustments to the extent not material. The Company hereby certifies, as of the date of their delivery, that each of the financial statements delivered pursuant to this Section 5.4(b) present fairly the financial condition and results of operations of the Company and its Subsidiaries for the periods covered and reflect all adjustments (which consist only of normal recurring adjustments not material in amount) necessary for a fair presentation.

          5.5 CONDUCT OF BUSINESS. Seller and the Company agree with and for the benefit of Buyer and Western that neither the Company nor any Subsidiary shall take any of the following actions without the prior consent in writing of Buyer, provided however that such consent shall not be necessary to take any action in the ordinary course of business unless such action may foreseeably cause a material adverse change:

          (a) conduct the Business in any manner except in the ordinary course substantially as now conducted; or

          (b) amend, terminate, or renegotiate any Lease or any other Material Contract or default (or take or omit to take any action that, with or without the giving of notice or passage of time, would constitute a default) in any of its obligations under any Lease or Material Contract or enter into any new lease or Material Contract or take any action that would jeopardize the continuance of its material supplier or customer relationships; or

          (c) terminate, amend or fail to renew any existing insurance coverage; or

          (d)   terminate or fail to renew or preserve any Permits; or

          (e) incur or agree to incur any obligation or liability (absolute or contingent) that would extend beyond the Closing that individually calls for payment by the Company or any Subsidiary of more than Fifteen Thousand Dollars ($15,000) in any specific case or Fifty Thousand Dollars ($50,000) in the aggregate; or

          (f) make any loan, guaranty or other extension of credit, or enter into any commitment to make any loan, guaranty or other extension of credit, to or for the benefit of any director, officer, employee, stockholder or any of their respective Associates or Affiliates; or

          (g) grant any general or uniform increase in the rates of pay or benefits to officers, directors or employees (or a class thereof) or any material increase in salary or benefits of any officer, director, employee or agent or pay any bonus to any person, or enter into any new employment, collective bargaining or severance agreement; or

          (h) sell, transfer, mortgage, encumber or otherwise dispose of any assets or any liabilities, except (i) for dispositions of property not material in amount, or (ii) in the ordinary course of business or (iii) as may be contemplated by this Agreement; or

          (i) issue, sell, redeem or acquire for value, or agree to do so, any debt obligations or Equity Securities of the Company or any of its Subsidiaries; or

          (j) declare, issue, make or pay any dividend or other distribution of assets, whether consisting of money, other personal property, real property or other thing of value, to its shareholders, or split, combine, dividend, distribute or reclassify any shares of its Equity Securities; or

          (k)   change or amend its charter documents or bylaws; or

          (l) make any material capital expenditures or commitments with respect thereto; or

          (m) make special or extraordinary payments to any person (other than severance payments required under existing employment contracts); or

          (n) make any material investment, by purchase, contributions to capital, property transfers, or otherwise, in any other Person; or

          (o) dispose of or permit to lapse any rights to the use of any material Intangible Property or dispose of or disclose any material Intangible Property not a matter of public knowledge; or

          (p) directly or indirectly terminate or reduce or commit to terminate or reduce any bank line of credit or the availability of any funds under any other agreement or understanding, other than through the use thereof in the ordinary course; or

          (q) compromise or otherwise settle any claims, or adjust any assertion or claim of a deficiency in Taxes (or interest thereon or penalties in connection therewith), or file any appeal from an asserted deficiency, except in a form previously approved by Buyer in writing, or file or amend any Tax Return, in any case before furnishing a copy to Buyer and affording Buyer an opportunity to consult with respect thereto; or

          (r) make any Tax election or make any change in any method or period of accounting or in any accounting policy, practice or significant procedure; or

          (s) introduce any new method of management or operation in respect of the Business;

          (t) enter into discussions or negotiations with any of the tenants at the Property or otherwise take any other action with the direct or indirect intent of inducing any of the tenants at the Property to terminate their respective Leases or to vacate their respective leased premises at the Property;

          (u)   take any action prohibited by Section 9 of the Settlement
Agreement;

          (v) agree to or make any commitment to take any actions prohibited by this Section 5.5; or

          (w) take any action inconsistent with this Agreement or fail to perform in accordance with the terms of this Agreement.

          5.6   NOTIFICATION OF CERTAIN MATTERS.

          (a) The Company shall give prompt written notice to Buyer, and Buyer or Western shall give prompt notice to the Company, of (i) the occurrence, or failure to occur, of any event that would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Closing Date and (ii) any failure of Buyer, Western, Seller or the Company, as the case may be, to comply with or satisfy, in any material respect, any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.

          (b) No such notification shall affect the representations or warranties of the parties or the conditions to their respective obligations hereunder.

          5.7   PERMITS AND APPROVALS.

          (a) Seller, the Company, Western and Buyer each agree to cooperate and use their best efforts to obtain (and will immediately prepare all registrations, filings and applications, requests and notices preliminary to all) Approvals and Permits that may be necessary or which may be reasonably requested by Buyer or the Company to consummate this Agreement.

          (b) To the extent that the Approval of a third-party with respect to any Contract is required in connection with the transactions contemplated by this Agreement, the Company shall use its best efforts to obtain such Approval prior to the Closing Date and in the event that any such Approval is not obtained (but without limitation on Buyer's rights under Section 7.2), Seller shall cooperate with Buyer to ensure that Buyer obtains the benefits of each such Contract.

          5.8 PRESERVATION OF BUSINESS PRIOR TO CLOSING DATE. During the period beginning on the date of this Agreement and ending on the Closing Date,
(a) the Company will use its best efforts to preserve the Business and to preserve the goodwill of customers, suppliers and others having business relations with the Company and its Subsidiaries and (b) the Company and Buyer will consult with each other concerning, and the Company will cooperate to endeavor to keep available to Buyer, the services of the officers and employees of the Company and its Subsidiaries that Buyer may wish to have the Company and Subsidiaries retain. Nothing in this Section shall obligate Buyer, the Company or any Subsidiary after the Closing to retain or offer employment to any officer or employee of the Company or any Subsidiary.

          5.9   GOVERNMENT FILINGS.

          (a) ALL PERMITS TO BE OBTAINED. Seller shall, and shall cause the Company and its Subsidiaries to, and the Company shall, and shall cause its Subsidiaries to, make any and all filings and use reasonable efforts to obtain any and all permits or approvals required to be made or obtained by Seller, the Company or any Subsidiary in order to consummate this Agreement and any related transactions, including, without limitation, the filings and permits listed in
SCHEDULE 2.9. Buyer and Western shall make any and all filings and use reasonable efforts to obtain any and all permits or approvals required to be made or obtained by Buyer or Western in order to consummate this Agreement and any related transactions, including, without limitation, the filings and permits listed in SCHEDULE 3.5. Seller, the Company and Buyer shall furnish each other such necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of necessary filings or submissions under the provisions of such Laws. Seller, the Company and Buyer will supply to each other copies of all correspondence, filings or communications, including file memoranda evidencing telephonic conferences, by such party or its affiliates with any Governmental Entity or members of its staff, with respect to the transactions contemplated by this Agreement and any related transactions.

          (b) HART-SCOTT-RODINO ACT. Without limiting the generality of the foregoing, either:

                (i) NO FILING NECESSARY. Company and Western shall have agreed that no filing is required under the Hart-Scott-Rodino Act in connection with the transactions contemplated by this Agreement; or

                (ii) PRE-MERGER NOTIFICATION FILINGS. No later than five (5) business days after the date of this Agreement, each of Seller and Buyer shall file with the Federal Trade Commission ("FTC") and the Antitrust Division of the Department of Justice (the "Antitrust Division"), and shall deliver to the other a copy of, the pre-merger notification application (without attachments), pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, duly completed and duly executed by Seller, Company, Western or Buyer, as applicable under the Hart-Scott-Rodino Act, and each shall also deliver to the other copies of any and all information and/or correspondence transmitted from such party (and/or any of its affiliates or consultants) to the FTC and the Antitrust Division with respect thereto. Such documents, information and correspondence are sometimes herein referred to as "Seller's Pre-Merger Notice" and "Buyer's Pre-Merger Notice," respectively. Additionally, each of Seller and Buyer shall deliver to the other promptly from time to time copies of any other information and/or correspondence transmitted to or from such party and/or the FTC or the Antitrust Division with respect to the Seller's or Buyer's Pre-Merger Notice, as the case may be. Both Seller's and Buyer's filing shall request early termination of the waiting period. Buyer and the Company shall each pay one-half (1/2) of the filing fee associated with the filing of the Pre-Merger Notice. The Company shall tender to Buyer the Company's share of such filing fee upon Buyer's written request.

          5.10  INTERCOMPANY AND AFFILIATE LIABILITIES.

          (a) NO RECENT CONTRIBUTIONS. Within two years prior to the date of this Agreement, Seller has not contributed any assets to the capital of the Company or any Subsidiary, within the meaning of Section 118 of the Code other than as set forth on SCHEDULE 5.10; and

          (b) NO RECENT CANCELLATIONS. Within two years prior to the date of this Agreement, Seller has not cancelled any intercompany loans or extensions of credit of any type owed Seller by the Company other than as set forth on
SCHEDULE 5.10.

          5.11  TERMINATION/RETENTION OF EMPLOYEES; WARN ACT.

          (a) RETENTION OF KEY EXECUTIVES; EMPLOYMENT AGREEMENTS. Each of the Company and each Subsidiary, as applicable, shall use its best efforts to enter into employment agreements with any employees that are named by Buyer in a letter (the "Employee Retention Letter") delivered to the Company. If delivered at all, the Employee Retention Letter shall be delivered no later than the final day of the Due Diligence Period. If Alan Jones and Robert Griguhn are named in the Employee Retention letter, the Company shall use reasonable efforts to cause the employment agreements with such individuals to include a covenant not to compete with the Company or its Subsidiaries in their geographic markets for a period of two years following any termination of employment, except as may otherwise be agreed between Western and such employees.

          (b)   COSTS OF TRANSITION TO THIRD-PARTY LESSEES.

                (i) The parties to this Agreement understand that Buyer intends, at or soon after the Closing, to lease all of the Stores to third-party operators who are independent businesses and employers ("Operators"). If Buyer leases the Stores to such Operators, the leases are not required to include an obligation on such Operators to employ any specific number of the Stores' pre-Closing employees or to assume any collective bargaining agreements or union relationships that may exist with respect to such Stores. Such leases may also allow Operators the right lawfully to determine wages, hours and working conditions for their operation of the Stores.

                (ii) The parties to this Agreement understand that subsequent to Closing, Buyer may, without limitation, (1) terminate operations at one or more Stores until the applicable Operator's lease commences, (2) terminate operations at one or more Stores permanently, and/or (3) cause the Company to continue to operate one or more Stores until the lease commences (the "Transition Options")

                (iii) Buyer agrees to communicate to the Company and the Representative its specific intent and timetable with respect to the Transition Options from time to time as the facts change materially or upon the reasonable request of the Company or the Representative. Company and Seller (through the Representative) agree to take all actions reasonably requested by Buyer (and all actions incidental and appropriate thereto) in order to implement the Transition Options.

                (iv) Regardless of which Transition Option Buyer elects to apply to any particular Store, Seller agrees to retain and bear all legal obligations, financial responsibility and liability, including a duty to defend (pursuant to the procedures set forth in Section 9.4(b)), with respect to (A) any obligations (including, without limitation, the obligation to engage in so-called "effects bargaining") that the Company may have to the unions representing employees at any of the Stores arising from or in connection with Buyer's transfer of Stores to Operators or other exercise of Buyer's Transition Options and (B) any obligation derived therefrom to pre-Closing employees (whether or not they may be hired by an Operator); PROVIDED, HOWEVER, that Seller's obligations under this subsection (iv) shall terminate with respect to any individual Store and its employees, fifteen (15) months after the Closing Date if the Company is still operating such Store on such date. The Company and Buyer hereby grant Seller, acting through the Representative, the authority to act as the Company's bargaining agent to the extent necessary or appropriate in order that Seller may satisfy its responsibilities under this subsection
     (iv).

                (v) Seller agrees that the Company shall create a pre-Closing reserve to fund the cost of the legal obligations, financial responsibility and liability referred to in the immediately preceding paragraph (iv) as though such cost were a pre-Closing expense, and accordingly such cost shall be estimated on the preliminary Closing Balance Sheet within the line item "Severance" and shall be set forth on the Final Closing Balance Sheet (as more fully described in Section 1.4(b)). The Company shall bear any professional expense incurred in the ordinary course in connection with the Transition Options, which expense shall be paid from such pre-closing reserve; PROVIDED, that Seller shall remain responsible for any professional expenses incurred in connection with any litigation (pending or threatened) or any investigations or hearings by any Governmental Entity in connection with the Transition Options.

                (vi) Buyer agrees that, post-Closing and prior to the third-party leases, the Company shall remain liable (as a post-Closing expense) for, and will hold Seller harmless from, all normal operating expenses (including payment of employee wages and benefits, but not including any severance payments or other wage-based penalties that may be payable by the Seller under Section 5.11(b)(iv)) and normal operating obligations (including ongoing union obligations, if any, but not including any obligations assumed by Seller under Section 5.11(b)(iv)).

                (vii) All parties agree to cooperate in good faith with each other to implement the Transition Options in a manner that will minimize disruption, expenses and liabilities of all parties. In carrying out its agency authority under subsection 5.11(b)(iv), Seller shall keep the Company informed and, at the Company's request, shall meet and confer with the Company.

          (c) WARN ACT NOTICES. Based on the representation and warranty of the Company in Section 2.31, the parties agree that WARN Act notices will not be required in connection with the Closing or in connection with Buyer's exercise of the Transition Options.

          5.12 REAL PROPERTY TRANSFER TAXES. Seller shall pay (or promptly reimburse Buyer or Western for) any real property transfer taxes and any excise taxes arising as a result of the sale of Stock pursuant to this Agreement.

                                     ARTICLE 6
                          ADDITIONAL CONTINUING COVENANTS

          6.1 NONDISCLOSURE OF PROPRIETARY DATA. After the Closing, neither Seller nor any of its representatives shall, at any time, make use of, divulge or otherwise disclose, directly or indirectly, any trade secret or other proprietary data (including, but not limited to, any customer list, record or financial information) concerning the business or policies of the Company or any of its Subsidiaries that Seller or any representative of Seller may have learned as a shareholder, employee, officer or director of the Company or any of its Subsidiaries. In addition, neither Seller nor any of its representatives shall make use of, divulge or otherwise disclose, directly or indirectly, to persons other than Buyer or Western, any confidential information concerning the business or policies of the Company and its Subsidiaries which may have been learned in any such capacity.

          6.2 FEDERAL SECURITIES LAW DISCLOSURE COOPERATION. After the Closing, Seller shall, and shall cause its respective subsidiaries and Affiliates to, cooperate fully with Buyer, Western, the Company and its Subsidiaries in providing information reasonably requested for the preparation of all disclosure documents to be filed by Buyer, Western, the Company or their affiliates with the Securities and Exchange Commission (the "Commission") and shall provide, or cause to be provided at such Selling Stockholder's sole cost and expense, to Buyer, the Company and its Subsidiaries any records and other information reasonably requested by such parties in connection therewith. Each Selling Stockholder shall, and shall cause its Affiliates to, cooperate fully with Buyer, Western, the Company and the Subsidiaries in connection with any due diligence investigation of such information or Commission inquiry, audit or other proceeding.

          6.3 TAX COOPERATION. After the Closing, each Selling Stockholder shall cooperate fully with Buyer, the Company and its Subsidiaries in the preparation of all Tax Returns and shall provide, or cause to be provided at such Selling Stockholder's sole cost and expense, to Buyer, the Company and its Subsidiaries any records and other information reasonably requested by such parties in connection therewith. Seller shall, and shall cause its Affiliates to, cooperate fully with Buyer, the Company and the Subsidiaries in connection with any Tax investigation, audit or other proceeding. Any information obtained pursuant to this Section 6.3 or pursuant to any other Section of this Agreement providing for the sharing of information or the review of any Tax Return or other schedule relating to Taxes shall be subject to Section 10.9.


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

          6.4 REPRESENTATIVE. Each Selling Stockholder hereby appoints a group, acting unanimously, of (i) the President of the Company, and (ii) the two personal representatives of the Estate of Juan Young (or the two trustees of the trust created by his will) OR one of such personal representatives (or trustees) and attorney Ross Laybourn (or a successor to him designated in writing by the Attorney General of the State of Oregon), and (iii) any of Dan Kienow, Antoinette Arenz or Judith Fisher, as representative (the "Representative") to take such actions as this Agreement specifically contemplates that the Representative may take (PROVIDED, HOWEVER, that after the Closing, such group shall not include the President of the Company), including, without limitation,
(a) certification of the Closing Balance Sheet and the allocation of liability referred to in Section 1.4(b); (b) the allocation of the cash portion of the Purchase Price referred to in Section 1.4(c); (c) the waiver of closing conditions referred to in Sections 7.1 and 7.3; and (d) the execution of the closing certificate referred to in Section 7.2(b). In addition, each Selling Stockholder hereby authorizes the Representative to enter into any amendment to this Agreement on behalf of such Selling Stockholder. Actions by the Representative in connection with this Agreement and any amendment shall be taken by such procedures as the Representative shall adopt. Each Selling Stockholder understands and agrees that the Representative has been appointed as the Representative by each of the other Selling Stockholders. Each Selling Stockholder agrees that Buyer shall be entitled to rely on the advice, information and decisions of the Representative evidenced by a writing that appears on its face to have been signed by (i) the President of the Company (PROVIDED, HOWEVER, that for any action taken after the Closing, the signature of the President of the Company shall not be required), (ii) the two personal representatives of the Estate of Juan Young (or the two trustees of the trust created by his will) OR by one of such personal representatives (or trustees) and attorney Ross Laybourn (or a successor to him designated in writing by the Attorney General of the State of Oregon), and (iii) any of Dan Kienow, Antoinette Arenz or Judith Fisher, without any obligation independently to verify, authenticate or seek the confirmation or approval of the Representative's advice, information or decisions or any other facts from the Selling Stockholders or any other Person, except as may otherwise be expressly provided in this Agreement. Any certificate to be delivered by the Representative, if such certificate so provides, shall constitute a reaffirmation of any representations herein as of the Closing by each Selling Stockholder unless such Selling Stockholder otherwise notifies the Representative and Buyer in writing on or prior to the Closing of any exceptions thereto.

          6.5   RELEASE.

          (a) AGREEMENT. Effective as of the Closing and except as to the matters set forth in SCHEDULE 2.19, each Selling Stockholder agrees not to sue and fully releases and discharges each of the Company and its Subsidiaries, past and present, including, without limitation, its directors, officers, employees, shareholders, representatives, agents, assigns and successors, past and present (collectively "Releasees"), with respect to and from any and all claims, issuances of the Company's stock (including preemptive rights), notes or other securities, any demands, rights, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, debts, costs, expenses, damages, judgments, orders and liabilities of whatever kind or nature in Law, equity or otherwise, whether now known or unknown, and whether or not concealed or hidden, all of which each Selling Stockholder now owns or holds or has at any time owned or held against Releasees.

          (b) WAIVER. It is the intention of each Selling Stockholder that such release be effective as a bar to each and every claim, demand and cause of action hereinabove specified. In furtherance of this intention each Selling Stockholder hereby expressly waives, effective as of the Closing, any and all rights and benefits conferred upon him by the provisions of Section 1542 of the California Civil Code and expressly consents that this release shall be given full force and effect according to each and all of its express terms and provisions, including as well, those related to unknown and unsuspected claims, demands and causes of action, if any, as those relating to any other claims, demands and causes of action hereinabove specified, but only to the extent such section is applicable to releases such as this.  Section 1542 provides:

                "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

          6.6 AGREEMENT TO CONVEY RIGHTS TO THE NAME "KIENOW'S". Buyer shall convey to Dan Kienow III upon request the right to use the name "Kienow's" (and variations thereof) if customary grocery store use of the name by Western and/or Buyer or SuperValue (a potential lessee) is affirmatively discontinued after the Closing at all properties owned or leased by Buyer for a consecutive (not cumulative) period of six months; PROVIDED, HOWEVER, that any discontinued use that results from one or more stores changing tenants, or being refurbished or reconstructed (whether as the result of new tenant improvements or as a result of damage or destruction or otherwise) shall not be counted towards such six month period.

                                     ARTICLE 7
                               CONDITIONS TO CLOSING

          7.1 GENERAL CONDITIONS. The obligations of the parties to effect the Closing shall be subject to the following conditions unless waived in writing by Buyer and the Representative:

          (a) NO ORDERS; LEGAL PROCEEDINGS. No Law or Order shall have been enacted, entered, issued, promulgated or enforced by any Governmental Entity, nor shall any Action have been instituted and remain pending or have been threatened and remain so at what would otherwise be the Closing Date, which prohibits or restricts or would (if successful) prohibit or restrict the transactions contemplated by this Agreement or (with respect to obligations of Buyer only) which would not permit the Business as presently conducted to continue unimpaired following the Closing Date. No Governmental Entity shall have notified any party to this Agreement that consummation of the transactions contemplated by this Agreement would constitute a violation of any Laws of any jurisdiction and/or that it intends to commence proceedings to restrain or prohibit such transactions or force divestiture or rescission, unless such Governmental Entity shall have withdrawn such notice and abandoned any such proceedings prior to the time which otherwise would have been the Closing Date.

          (b) APPROVALS. To the extent required by applicable Law, all Permits and Approvals required to be obtained from any Governmental Entity pursuant to this Agreement shall have been received or obtained on or prior to the Closing Date and any applicable waiting period under the Hart-Scott-Rodino Act shall have expired or been terminated.


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

          (c) RESOLUTION OF ALL OPEN ISSUES. The parties shall have resolved, in one or more written agreements, all material issues specifically left open for further agreement by this Agreement, including, without limitation, identification of the assets to be contributed by Buyer to the DownREIT (Section 1.5(c)(ii)) and negotiation of the Partnership Agreement.

          7.2 CONDITIONS TO OBLIGATIONS OF BUYER. The obligations of Buyer and Western to effect the Closing shall be subject to the following conditions except to the extent waived in writing by Buyer:

          (a) TENDER OF ALL STOCK. All Selling Stockholders shall have delivered for sale to Buyer or contribution to the DownREIT on or before the Closing, stock certificates representing all shares of the Stock as contemplated hereby, with stock powers duly executed in blank.

          (b) REPRESENTATIONS AND WARRANTIES AND COVENANTS OF SELLER. The representations and warranties of the Company, Seller and of each Selling Stockholder contained in this Agreement shall be true and correct at the Closing Date with the same effect as though made at and as of such time; each of the Company, Seller and each Selling Stockholder shall have performed all obligations and complied with all covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and the Company and Seller shall have delivered to Buyer (i) a certificate of the Company (signed by Alan Jones, its President and Treasurer, and Edward L. Werstlein, Jr., its Vice President) regarding the Company's representations, warranties, obligations and covenants and (ii) a certificate of Seller (signed by the Representative) regarding the Selling Stockholders' representations, warranties, obligations and covenants, each in form and substance reasonably satisfactory to Buyer, dated the Closing Date.

          (c) NO MATERIAL ADVERSE CHANGE. There shall not have occurred any Material Adverse Change subsequent to the date of this Agreement.

          (d) DUE DILIGENCE. There shall have been no terminations of, or amendments to, any of the agreements (including, without limitation, the Leases) delivered or made available to Buyer as part of its due diligence review, except in the ordinary course of business.

          (e) NO DISPUTES BETWEEN SELLING STOCKHOLDERS. There shall have arisen no suits or actions, or threats thereof, between or among any of the Selling Stockholders, which have not been resolved and which could reasonably be expected materially and adversely to affect the performance or enforceability of this Agreement, including the sale of the Stock to Buyer and post-closing reconciliations.

          (f) OPINION OF COUNSEL TO THE COMPANY. Buyer shall receive at the Closing from Miller, Nash, Wiener, Hager & Carlsen LLP, counsel to the Company, an opinion dated the Closing Date, in form and substance substantially as set forth in EXHIBIT C.

          (g) CONSENTS. Company or Seller shall have obtained (subject to no unduly burdensome, I.E., costly to comply with, conditions) and provided to Buyer all required Approvals and Permits listed on SCHEDULE 2.9 and Buyer shall have obtained all Approvals and

Permits and consents listed on SCHEDULE 3.5, each in form and substance reasonably satisfactory to Buyer.

          (h)   HART-SCOTT-RODINO ACT.  Without limiting the generality of
Section 7.2(g), either the Company and Western shall have agreed that no filing is required under the Hart-Scott-Rodino Act in connection with the transactions contemplated by this Agreement or HSR Compliance shall have occurred.

                (i) HSR COMPLIANCE. As used herein, the term "HSR Compliance" shall mean (1) either (A) the receipt by Buyer and Seller of the FTC No-Action Letter or the FTC Approval Letter, or (B) the No FTC Letter (after the relevant waiting period), AND (2) either (A) the receipt by Buyer and Seller of the Grant of Early Termination Request or Antitrust Division No-Objection Letter, or (B) the No Antitrust Division Letter (after the relevant waiting period).

                (ii) FTC APPROVAL MATTERS. As used herein, the following terms have the following meanings in connection with Seller's Pre-Merger Notice and Buyer's Pre-Merger Notice (collectively, the "Pre-Merger Notice"):

                       (1) FTC NO-ACTION LETTER. The "FTC No-Action Letter" means a duly executed no-action letter from the FTC permitting the transaction contemplated by this Agreement in its entirety.

                       (2) FTC APPROVAL LETTER. The "FTC Approval Letter" means a duly executed letter from the FTC approving this transaction in its entirety.

                       (3) EXTENSION LETTER. The "FTC Extension Letter" means a duly executed extension letter from the FTC extending the waiting period described in Section 7A(b)(1) of the Hart-Scott-Rodino Act for a period not to exceed twenty (20) calendar days in addition to the initial thirty (30) calendar day waiting period. In the event Buyer and Seller receive the FTC Extension Letter, this closing condition shall not be deemed fulfilled (and the Closing Date shall be extended for a period of not more than thirty (30) days) unless and until Buyer and Seller receive one of the following: the FTC No-Action Letter, the FTC Approval Letter or No FTC Letter (as hereinafter defined).

                       (4) NO FTC LETTER. The "No FTC Letter" means the non-receipt of any letter form the FTC objecting to the transaction contemplated by this Agreement after the relevant waiting period.

                (iii) ANTITRUST DIVISION APPROVAL. As used herein, the following terms have the following meanings in connection with the Pre-Merger Notice:

                       (1) GRANT OF EARLY TERMINATION REQUEST. The "Grant of Early Termination Request" means a duly executed letter from the Antitrust Division granting Buyer's or Seller's request for early termination of the waiting period and thereby permitting the transaction contemplated by this Agreement in its entirety.


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

                       (2) NO OBJECTION LETTER. The "Antitrust Division No-Objection Letter" means a duly executed letter from the Antitrust Division not objecting to the transaction contemplated by this Agreement in its entirety.

                       (3) EXTENSION LETTER. The "Antitrust Division Extension Letter" means a duly executed letter from the Antitrust Division extending the waiting period described in Section 7A(b)(1) of the Hart-Scott-Rodino Act for a period not to exceed twenty (20) calendar days in addition to the initial thirty (30) calendar day waiting period. In the event Buyer and Seller receive the Antitrust Division Extension Letter, this Closing Condition shall not be deemed fulfilled unless and until one of the following occurs: Buyer and Seller receive the Antitrust Division No-Objection Letter, or No Antitrust Division Letter, as hereinafter defined.

                       (4) NO ANTITRUST DIVISION LETTER. The "No Antitrust Division Letter" means the non-receipt of any letter from the Antitrust Division objecting to the transaction contemplated by this Agreement after the relevant waiting period.

          (i) CLOSING BALANCE SHEET. Buyer shall have received the Closing Balance Sheet, updated pursuant to Section 1.4(b), together with the Accountants' report referred to in Section 1.4(b)(i).

          (j) COMFORT LETTER. Buyer shall have received from the Accountants a report of their performance of agreed-upon procedures (through a date no more than two business days prior to the Closing Date) and the results obtained, dated the closing date and in substantially the form of EXHIBIT D.

          (k) NO UNRESOLVED OBJECTION FROM BUYER'S ACCOUNTANTS. Buyer's Accountants shall not in good faith have raised any material, written objection to the results obtained by the Company's Accountants, unless such dispute has been resolved to Buyer's reasonable satisfaction prior to the Closing Date.

          (l) RESIGNATION OF DIRECTORS AND CERTAIN OFFICERS AND TERMINATION OF EMPLOYEES. All of the directors and officers of the Company and its Subsidiaries that are not listed in the Employee Retention Letter, shall have submitted their resignations in writing to the Company or Subsidiaries, as applicable. The employment of all of the employees of the Company and its Subsidiaries required to be terminated by Section 5.11(b), shall have been terminated. The Company shall have taken all other actions reasonably requested by Buyer under Section 5.11(b). Such resignations of officers and directors (in such capacity) shall be effective as of the Closing and such other terminations of employment shall be effective immediately prior to the Closing (unless otherwise requested by Buyer).

          (m) EMPLOYMENT AGREEMENTS. The Company shall have used its best efforts to procure the new or amended employment agreements referred to in
Section 5.11(a).

          (n) LEASES. Except as disclosed on the Certified Rent Roll, (A) each of the Leases set forth on the Rent Roll shall remain a valid and enforceable Lease, (B) no tenant under a Lease shall be more than thirty (30) days in arrears in its rent payments, (C) no tenant under a Lease of premises greater than five thousand (5,000) square feet shall be the subject of any bankruptcy or reorganization, (D) no tenant under a Lease of premises greater than five thousand (5,000) square feet shall have abandoned its premises at the Property, and (E) no tenant under a Lease of premises greater than five thousand (5,000) square feet shall have ceased conducting normal business operations from its premises at the Property except as a result of an existing contractual termination provision.

          (o) NO REGULATORY CHANGES. No action shall have been taken by any Governmental Entity, and no Law shall have been enacted, which would materially and adversely affect the financial condition, operations or prospects of Buyer, Western, the Business or the Company and/or any Subsidiary (including, without limitation, any proposal or enactment that would materially and adversely limit the ability of a REIT to own a subsidiary that engages in, or the ability of a subsidiary of a REIT to engage in, activities that would be inconsistent with REIT status if engaged in directly by a REIT), or the regulatory compliance status of the Company, Buyer or Western (including, without limitation, the status of Western as a REIT).

          (p) INVESTOR SUITABILITY QUESTIONNAIRE. Each Electing Stockholder shall have delivered an Investor Suitability Questionnaire, the form of which is attached to this Agreement as EXHIBIT A, to Buyer.

          (q) ABILITY TO CONDUCT AUDITS REQUIRED BY FEDERAL SECURITIES LAWS. Seller acknowledges and agrees that Buyer and/or Western has advised Seller that Buyer and/or Western may be required by the rules and regulations promulgated by the Commission or by its auditors to have financial statement audits performed of the records of the Properties and/or the Company and its Subsidiaries. Accordingly, in the event that Buyer's Accountants determine in good faith that such a requirement exists, it shall be a further condition to Closing that all of the documents and information required for the performance of such audits are in Company's possession and control, including, without limitation: (i) copies of Property operating statements for the last three (3) years through the Closing Date; (ii) copies of all Leases for all tenants in occupancy at the Properties for the last three (3) years through the Closing Date; (iii) access to any existing detail of unpaid rent and other charges as of the last three (3) years and the most recent date available prior to the Closing Date, together with documentation supporting subsequent collection explanations and/or uncollected balances; (iv) copies of operating expense pass-through reconciliation statements and related adjustments, if any, for the last three
(3) years through the Closing Date; (v) access to the invoices supporting operating expenses paid by tenants for the last three (3) years through the Closing Date; (vi) copies of real property tax bills for the last three (3) years through the Closing Date; (vii) schedules of all tenants granted free rent for the last three (3) years through the Closing Date; and (viii) copies of any and all other documents necessary for the Buyer or Western to comply with Rule 3-14 of Regulation S-X promulgated by the Commission. Further, the chief executive officer and the principal accounting officer will sign and provide standard audit representation letters, substantially in the form on EXHIBIT J to this Agreement, in support of the financial statements required by Rule 3-14.

          (r) ENVIRONMENTAL RESERVE. The parties shall have agreed, in writing, upon a valuation of the Environmental Reserve line item on the preliminary Closing Balance Sheet (if necessary under Section 1.4(b)(ii)(9)).


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

          (s) SUPPLEMENTAL DISCLOSURE SCHEDULE. The Supplemental Disclosure Schedule shall not disclose any developments in the Business arising, or any liabilities of the Company arising, outside of the ordinary course of business.

          7.3 CONDITIONS TO OBLIGATIONS OF SELLER. The obligations of Seller to effect the Closing shall be subject to the following conditions, except to the extent waived in writing by the Representative:

          (a) REPRESENTATIONS AND WARRANTIES AND COVENANTS OF BUYER AND WESTERN. The representations and warranties of Buyer and Western contained in this Agreement shall be true and correct at the Closing Date with the same effect as though made at and as of such time; each of Buyer and Western shall have performed all obligations and complied with all covenants and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and Buyer and Western each shall have delivered to Seller certificates to such effect in form and substance satisfactory to Seller, dated the Closing Date.

          (b) OPINION OF COUNSEL TO WESTERN AND BUYER. Seller shall receive at the Closing from O'Melveny & Myers LLP, counsel to Western and Buyer, an opinion dated the Closing Date, in form and substance substantially as set forth in EXHIBIT H.

          (c) CONSENTS. The Company or Seller shall have obtained all required Approvals and Permits listed on SCHEDULE 2.9 and Buyer or Western shall have obtained all Approvals and Permits and consents listed on SCHEDULE 3.5, each in form and substance reasonably satisfactory to the Representative.

          (d)   ENVIRONMENTAL RESERVE.   If the mean average of the
Environmental Reserve estimates referred to in Section 1.4(b)(ii)(9) (I.E., the sum of the estimates divided by the number of estimates) is greater than $100,000, either (i) the parties shall have agreed upon a valuation of the Environmental Reserve line item on the preliminary Closing Balance Sheet or (ii) Buyer shall have elected for the Environmental Reserve line item to be valued at $200,000 as more fully described in Section 1.4(b)(ii)(9).

                                     ARTICLE 8
                        TERMINATION OF OBLIGATIONS; SURVIVAL

          8.1 TERMINATION UPON FAILURE OF DUE DILIGENCE CONDITIONS PRECEDENT. On or prior to the final day of the due diligence period, Buyer shall deliver to Seller a report of which due diligence conditions precedent it has approved, confirmed or waived, as applicable, and setting forth its objections as to any unapproved or unconfirmed conditions.

          (a) LACK OF APPROVAL BY BUYER. In the event that one or more of the due diligence matters set forth in Section 4.1 have not been approved or confirmed, as applicable, (or waived) expressly in writing by Buyer on or prior to the final day of the Due Diligence Period, Seller and the Company shall have fifteen (15) days from the final day of the Due Diligence Period to cure Buyer's objections to such unapproved or unconfirmed conditions to Buyer's written satisfaction (the "Cure Period"). In the event that Buyer does not deliver such written evidence of its satisfaction, this Agreement shall automatically terminate as of 8:00 P.M. Pacific


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

time on the final day of such Cure Period. In the event that Buyer does deliver such written evidence of its satisfaction prior to the end of such Cure Period, this Agreement shall remain in full force and effect except that the Scheduled Closing Date shall be fifteen (15) days later than the day specified in Section
1.8. In the event that the Second Deposit Date or the Third Deposit Date falls within a Cure Period, such deposit may be delayed, at Buyer's option, until the day after the end of such Cure Period.

          (b) WRITTEN DISAPPROVAL BY BUYER. In the event that Buyer, in Buyer's sole good faith discretion, at any time prior to the final day of the Due Diligence Period, gives Seller written notice of Buyer's disapproval of (and objections to) any of the due diligence matters set forth in Section 4.1 and in such notice elects to terminate this Agreement on the grounds of such disapproval, Seller and the Company shall have fifteen (15) days from the date of such notice to cure such condition to Buyer's written satisfaction. In the event that Buyer does not deliver such written evidence of its satisfaction, this Agreement shall automatically terminate as of 8:00 P.M. Pacific time on the final day of such Cure Period. In the event that Buyer does deliver such written evidence of its satisfaction prior to the end of such Cure Period, this Agreement shall remain in full force and effect except that to the extent that the date of such delivery of written satisfaction falls after the final day of the Due Diligence Period, the Scheduled Closing Date shall delayed by the same number of days compared to the date specified in Section 1.8. In the event that the Second Deposit Date or the Third Deposit Date falls within a Cure Period, such deposit may be delayed, at Buyer's option, until the day after the end of such Cure Period.

          8.2 OTHER GROUNDS FOR TERMINATION. Anything in this Agreement to the contrary notwithstanding, this Agreement and the transactions contemplated by this Agreement shall terminate if the Closing does not occur on or before the close of business on the Scheduled Closing Date unless extended by mutual consent in writing of Buyer and Seller and otherwise may be terminated (i) as set forth in Section 8.1 or (ii) at any time before the Closing as follows and in no other manner:

          (a) MUTUAL CONSENT. By mutual consent in writing of Buyer and Seller.

          (b) CONDITIONS TO BUYER'S PERFORMANCE NOT MET. By Buyer by written notice to the Company if any event occurs or condition exists which would render impossible the satisfaction of one or more conditions to the obligations of Buyer to consummate this Agreement as set forth in Section 7.1 (other than as a result of a default or the lack of a required performance by Buyer) or 7.2.

          (c) CONDITIONS TO SELLER'S PERFORMANCE NOT MET. By the Representative by written notice to Buyer if any event occurs or condition exists which would render impossible the satisfaction of one or more conditions to the obligation of Seller to consummate this Agreement as set forth in
Section 7.1 (other than as a result of a default or the lack of a required performance by Seller or the Company) or 7.3.

          (d) INACCURATE INFORMATION FROM SELLER OR THE COMPANY. By Buyer if any material written information delivered by Seller, the Company or any Subsidiary (or on behalf of any of the foregoing by Macadam Capital Partners or counsel to the Company) to Buyer is inaccurate or incomplete in any material respect.


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

          (e) INACCURATE INFORMATION FROM BUYER OR WESTERN. By the Representative if any material information (whether or not in writing) delivered by or on behalf of Buyer or Western is inaccurate or incomplete in any material respect.

          (f) MATERIAL BREACH. By Buyer or the Representative, if there has been a material misrepresentation or other material breach by the other party (or, in the case of Buyer, by Seller or the Company; or in the case of Seller, by Buyer or Western) in its representations, warranties and covenants set forth herein; PROVIDED, HOWEVER, that if such breach is susceptible to cure, the breaching party shall have ten (10) business days after receipt of written notice from the other party of its intention to terminate this Agreement if such breach continues in which to cure such breach.

          (g) FORCE MAJEURE. By either party, if any of the following conditions exist or shall have occurred and, at the time the moving party gives notice to the other party of the moving party's intent to invoke this provision, shall be continuing: (1) any general suspension of trading in, or limitation on prices for, securities on the New York Stock Exchange or the American Stock Exchange, (2) a declaration of a banking moratorium by federal or state authorities or any suspension of payments in respect of banks in the United States, (3) the commencement of a war or armed hostilities involving the United States which commences after the date of this Agreement, (4) any material limitation (whether or not mandatory) imposed by any federal or state authority on the extension of credit by lending institutions in the United States, or
(5) any other occurrence or circumstance beyond the reasonable control of the moving party or occurring without negligence on the part of such party (including but not limited to sudden actions of the elements, actions by any Governmental Entity, epidemic, riot, unavailability of resources due to national defense priorities, delays resulting from the failure of a third party to perform any related matter which such third party is required to perform, strikes, walkouts, major accidents, flood, drought, earthquake, storm, fire, pestilence, lightning, volcanic eruption, or other natural catastrophe or civil disturbance) that renders commercially unreasonable the obligations, or materially less valuable the rights, of the moving party under this Agreement.

          8.3 EFFECT OF TERMINATION. In the event that this Agreement shall be terminated pursuant to Section 8.1 or Section 8.2, all further obligations of the parties under this Agreement shall terminate without further liability of any party to any other; PROVIDED, HOWEVER, that the obligations of the parties contained in Section 1.2 (Pre-Closing Redemption), Section 10.9 (Confidentiality) and Section 10.14 (Expenses) and the obligation of the Company to promptly refund the Deposits under Section 1.6 (without demand, deduction or offset) shall survive any such termination. A termination under Section 8.1 or
Section 8.2 shall not relieve any party of any liability for a breach of, or for any misrepresentation under this Agreement, or be deemed to constitute a waiver of any available remedy (including specific performance if available) for any such breach or misrepresentation.

          8.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in or made pursuant to this Agreement shall expire on the second anniversary of the Closing Date, except that:

          (a) the representations and warranties contained in Section 2.3 (certain Selling Stockholder matters) shall survive the Closing and shall remain in full force and effect indefinitely;


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

          (b) the representations and warranties contained in Article 3 shall survive the closing and shall expire on the sixth anniversary of the Closing Date;

          (c) the agreements made in this Section 8.4 and Section 8.3 shall be continuing; and

          (d) if a claim is made or notice is given under Article 9 (Indemnification) with respect to any specific Loss resulting from an inaccuracy or breach of a representation or warranty prior to the applicable expiration date, indemnification responsibility for such Loss shall continue indefinitely until such claim is finally resolved.

          8.5 ENFORCEABILITY OF REPRESENTATIONS AND WARRANTIES AGAINST SELLER BY CERTAIN THIRD-PARTIES. Seller acknowledges that concurrently with Buyer's acquisition of the Stock, Buyer may contribute all of the Stock acquired by it to the DownREIT or sell a portion of the Company's assets to a third-party or an affiliate of Buyer (each a "Transferee"). Seller agrees that, subject to the terms and conditions of this Agreement, all of Seller's representations, warranties, covenants and indemnities shall inure to the benefit of and be enforceable by each such Transferee with respect to all of the Stock, in the case of the DownREIT, and with respect to the assets acquired by the Transferee from Buyer, in the case of any other Transferee. Each such Transferee shall be a third-party beneficiary of this Agreement.

                                     ARTICLE 9
                                  INDEMNIFICATION

          9.1 OBLIGATIONS OF SELLER. Each Selling Stockholder agrees to indemnify, defend and hold harmless Buyer, Western, the Company, its Subsidiaries, and their respective directors, officers, employees, affiliates, agents and assigns from and against any and all Losses not covered by insurance (as determined under Section 9.4(d)(ii) below) of Buyer, Western, the Company or any Subsidiary or their respective directors, officers, employees, affiliates, agents or assigns, directly or indirectly, as a result of, or based upon or arising from:

          (a) any inaccuracy in any of the representations and warranties made by the Company or the Selling Stockholders or any of them in or pursuant to this Agreement; or

          (b) any breach or nonperformance of any of the covenants or agreements made by the Company or the Selling Stockholders or any of them in or pursuant to this Agreement; or

          (c) any claim against the Company, Buyer, Western or the DownREIT in connection with, the United Grocers stock pass-through arrangement described in
Section 1.4(b)(ii)(6); or

          (d) any claim against the Company, Buyer, Western or the DownREIT for breach of, or otherwise in connection with, the Settlement Agreement.


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

          9.2 OBLIGATIONS OF BUYER. Buyer and Western agree to indemnify and hold harmless each Selling Stockholder from and against any Losses not covered by insurance (as determined under Section 9.4(d)(ii) below) of Seller as a result of any inaccuracy in or breach or nonperformance of (a) any of the representations and warranties, or (b) any of the covenants or agreements, in each case made by Buyer or Western in this Agreement; and from and against any Losses of Seller that (i) occur after the Closing and arise from post-Closing operations and (ii) are not a result of, or based upon or arising from, any of the matters set forth in Section 9.1.

          9.3   [RESERVED].

          9.4   PROCEDURE.

          (a) NOTICE. Any party seeking indemnification with respect to any Loss shall give notice to the party required to provide indemnity hereunder (the "Indemnifying Party").

          (b) DEFENSE. If any claim, demand or liability is asserted by any third party against any Indemnified Party, the Indemnifying Party shall upon the written request of the Indemnified Party, defend any actions or proceedings brought against the Indemnified Party in respect of matters embraced by the indemnity, but the Indemnified Party shall have the right to conduct and control the defense, compromise or settlement of any Indemnifiable Claim if the Indemnified Party chooses to do so, on behalf of and for the account and risk of the Indemnifying Party who shall be bound by the result so obtained to the extent provided herein. If, after a request to defend any action or proceeding, the Indemnifying Party neglects to defend the Indemnified Party, a recovery against the latter suffered by it in good faith, is conclusive in its favor against the Indemnifying Party; PROVIDED, HOWEVER, that, if the Indemnifying Party has not received reasonable notice of the action or proceeding against the Indemnified Party, or is not allowed to control its defense, judgment against the Indemnified Party is only presumptive evidence against the Indemnifying Party. Each party to this Agreement, to the extent that it is or becomes an Indemnifying Party, hereby stipulates that a judgment against the Indemnified Party shall be conclusive upon the Indemnifying Party. The parties shall cooperate in the defense of all third party claims which may give rise to Indemnifiable Claims hereunder. In connection with the defense of any claim, each party shall make available to the party controlling such defense, any books, records or other documents within its control that are reasonably requested in the course of such defense.

          (c) TAX ADJUSTMENTS. Any amounts payable by the Indemnifying Party to or on behalf of an Indemnified Party in respect of a Loss shall be net of tax effect determined as follows:

                (i) If such Indemnified Party is liable for any additional Taxes as a result of the payment of amounts in respect of an Indemnifiable Claim, the Indemnifying Party will pay to the Indemnified Party in addition to such amounts in respect of the Loss within 10 days after being notified by the Indemnified Party of the payment of such liability (x) an amount equal to such additional Taxes (the "Tax Reimbursement Amount") plus
     (y) any additional amounts required to pay additional Taxes imposed with respect to the Tax Reimbursement Amount and with respect to amounts payable under this clause (y), with the result that the Indemnified Party shall have received from the Indemnifying Party, net of the payment of Taxes, an amount equal to the Loss.

                (ii) The Indemnified Party shall reimburse the Indemnifying Party an amount equal to the net reduction in any year in the liability for Taxes (that are based upon or measured by income) of the Indemnified Party or any member of a consolidated or combined tax group of which the Indemnified Party is, or was at any time, part, which reduction is actually realized with respect to any period after the Closing Date and which reduction would not have been realized but for the amounts paid (or any audit adjustment or deficiency with respect thereto, if applicable) in respect of a Loss, or amounts paid by the Indemnified Party pursuant to this paragraph (a "Net Tax Benefit"). The amount of any Net Tax Benefit shall be paid not later than 15 days after the date on which such Net Tax Benefit shall be realized. For purposes of this clause 9.4(c)(ii), the Net Tax Benefit shall be deemed to be actually realized on the date on which such Net Tax Benefit is used to compute an obligation to pay installments of estimated tax or, if earlier, reported earnings; PROVIDED, HOWEVER, that if the amount of any Net Tax Benefit is subsequently affected by reason of any event or events, including, without limitation, any payment of Taxes by such Indemnified Party with respect to the loss of such Net Tax Benefit upon audit or litigation, appropriate adjustments and payments to take into account the increase or decrease in such Net Tax Benefit shall be made between the Indemnified Party and the Indemnifying Party within 15 days after such event or events. Any expenses associated with the realization of a Net Tax Benefit or any contest or proceeding with respect to a Net Tax Benefit shall be deemed to reduce such Net Tax Benefit. Buyer agrees to provide Seller or its designated representatives with such assistance and such documents and records reasonably requested by them that are relevant to their ability to determine whether a Net Tax Benefit has been realized including but not limited to copies of Tax Returns, estimated tax payments, schedules, and related supporting documents.

          (d)   INSURANCE MATTERS.

                (i) The provisions of this Article are subject to the rights of any Indemnified Party's insurer which may be defending any such claim. Nothing in this Section 9.4 shall be deemed to obligate any person to maintain any insurance or to pursue any claim against any insurer or third party, other than the tender of insurance claims referred to in Section 9.4(d)(ii) below.

                (ii) Upon the incurrence of any Loss that (A) would be the subject of an indemnification responsibility under this Article 9 if not covered by insurance and (B) is likely to be insured, the Person suffering the Loss shall file a timely claim with its insurer. The Loss shall be deemed "not covered by insurance" for purposes of this Agreement if such insurer denies the claim, either upon tender or thereafter, or fails to accept the claim. The Company agrees to permit Seller to contest any denied or unaccepted claim at Seller's sole expense; however, Seller may not delay any indemnification payments otherwise required by this Section 9 during the pendency of such contest.


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

          9.5 SURVIVAL. This Article 9 shall survive any termination of this Agreement. This indemnification further shall survive the Closing and shall remain in effect indefinitely, except as to indemnification provided under
Section 9.1(a) and Section 9.2(a) (regarding indemnification for breaches of representations and warranties) as to which the indemnification obligations hereunder shall remain in effect only for the periods specified in Section 8.4 as to each representation and warranty (as the same may be extended by Section 8.4(d)). Any matter as to which a claim has been asserted by notice to the other party that is pending or unresolved at the end of any applicable limitation period shall continue to be covered by this Article 9 notwithstanding any applicable statute of limitations (which the parties hereby waive) until such matter is finally terminated or otherwise resolved by the parties or by a court of competent jurisdiction and any amounts payable hereunder are finally determined and paid.

          9.6 NOTICE. Each party agrees to notify the other parties of any liabilities, claims or misrepresentations, breaches or other matters covered by this Article 9 upon discovery or receipt of notice thereof (other than from such other parties), whether before or after Closing.

          9.7 NOT EXCLUSIVE REMEDY. This Article 9 shall not be deemed to preclude or otherwise limit in any way the exercise of any other rights or pursuit of other remedies for the breach of this Agreement or with respect to any intentional misrepresentation.

          9.8 CERTAIN OFFSET PROHIBITED. Without limiting any other rights and remedies of Buyer or Western (whether under this Agreement or applicable
Law), if any matter as to which Buyer or Western may be able to assert a claim under this Agreement is pending or unresolved at the time any distribution (including conversion rights) is due from the DownREIT to the Electing Stockholders, Western and the DownREIT shall not have the right to withhold from such distribution any part of the amount of such claim.

          9.9 SELLING STOCKHOLDERS' PROPORTIONATE LIABILITY. Selling Stockholders agree that Buyer may assert a claim against one or more Selling Stockholders (without any obligation to assert such claim against all Selling Stockholders or any other Selling Stockholder) arising under this Agreement. With reference to matters affecting the Company generally, as distinguished from a particular Selling Stockholder individually, the obligation of each Selling Stockholder shall be proportionate to the extent of their interests set forth in
Section 4 of the Settlement Agreement. With reference to matters affecting a particular Selling Stockholder individually, Buyer may, but shall not be obligated to, seek recovery of the entire claim directly from such Selling Stockholder.

          9.10 LIMITATION ON OBLIGATIONS. Notwithstanding anything to the contrary contained in this Agreement:

          (a) DE MINIMIS THRESHOLDS. Except with respect to the following sentence, Seller shall have no liability under this Agreement for Losses less than Fifty Thousand Dollars ($50,000) in the aggregate. With respect to Section 2.7(q) only, Seller shall have no liability under Section 2.7(q) (Construction of Improvements), or under any indemnification responsibility in respect thereof, for Losses less than Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate.


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

          (b) LIABILITY CAP; SEVERAL AND NOT JOINT. The cumulative liability of any Selling Stockholder to Buyer or Western for (i) any breach of any representation or warranty (other than Section 2.27 (Settlement Agreement)) made in or pursuant to this Agreement and (ii) any indemnification obligation under
Section 9.1(a) (representations and warranties), including, without limitation, defense costs and tax adjustment costs in respect thereof under Section 9.4, and
(iii) any increase in the Environmental Reserve between the preliminary Closing Balance Sheet and the Final Closing Balance Sheet, shall not exceed five percent (5%) of the portion of the Pre-Redemption Purchase Price (whether paid in cash or DownREIT Units) allocated to such Selling Stockholder pursuant to the formula contained in Section 4 of the Settlement Agreement (as allocated by the Representative or fixed pursuant to dispute resolution procedures in the Settlement Agreement) and shall be several and not joint.

          9.11 LIMITATION ON OBLIGATIONS OF THE COMPANY. The Company's representations, warranties, and covenants hereunder are SOLELY for the benefit of Buyer and Western. Notwithstanding anything to the contrary contained herein, after the Closing neither the Company nor its Subsidiaries shall be jointly or severally liable with Seller (or any Selling Stockholder) in connection with any inaccuracy in or breach or nonperformance of any of the representations, warranties, covenants or agreements made by the Company, Seller (or any Selling Stockholder) in or pursuant to this Agreement. Any such inaccuracy in representations of or any breach by the Company shall have no effect on the obligations of Seller (or any Selling Stockholder) to Buyer hereunder.

                                     ARTICLE 10
                                      GENERAL

          10.1 AMENDMENTS; WAIVERS. This Agreement and any schedule or exhibit attached to this Agreement may be amended only by agreement in writing of all parties, provided that the Representative may execute any such amendment on behalf of the Selling Stockholders. No waiver of any provision nor consent to any exception to the terms of this Agreement or any agreement contemplated hereby shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided.

          10.2 SCHEDULES; EXHIBITS; INTEGRATION. Each schedule and exhibit delivered pursuant to the terms of this Agreement shall be in writing and shall constitute a part of this Agreement, although schedules need not be attached to each copy of this Agreement. This Agreement (together with such schedules and exhibits) constitutes the entire agreement among the parties pertaining to the subject matter of this Agreement and supersedes all prior agreements and understandings of the parties in connection therewith, including, but not limited to, the letter of intent dated June 15, 1998, between the Company and Western.

          10.3  BEST EFFORTS; FURTHER ASSURANCES.

          (a) STANDARD. Each party will use its best efforts to cause all conditions to its obligations to be timely satisfied and to perform and fulfill all obligations on its part to be performed and fulfilled under this Agreement, to the end that the transactions contemplated by this Agreement shall be effected substantially in accordance with its terms as soon as feasible. The parties shall cooperate with each other in such actions, including attendance by the Company in any labor negotiations, and in securing requisite Approvals. Each party shall execute and deliver both before and after the Closing such further certificates, agreements and other documents and take such other actions as the other party may reasonably request to consummate or implement the transactions contemplated hereby or to evidence such events or matters.

          (b) LIMITATION. As used in this Agreement, the term "best efforts" shall not mean efforts which require the performing party to do any act that is unreasonable under the circumstances, to make any capital contribution or to expend any funds other than reasonable out-of-pocket expenses incurred in satisfying its obligations under this Agreement, including, but not limited to, the fees, expenses and disbursements of its accountants, actuaries, counsel and other professionals.

          10.4  GOVERNING LAW.

          (a) CHOICE OF LAW. This Agreement, the legal relations between the parties and any Action, whether contractual or non-contractual, instituted by any party with respect to matters arising under or growing out of or in connection with or in respect of this Agreement, including but not limited to the negotiation, execution, interpretation, coverage, scope, performance, breach, termination, validity, or enforceability of this Agreement, shall be governed by and construed in accordance with the Laws of the State of Oregon applicable to contracts made and performed in such State and without regard to conflicts of law doctrines, except to the extent that certain matters are preempted by federal Law or are governed as a matter of controlling Law by the Law of the jurisdiction of organization of the respective parties.

          (b) CONSENT TO JURISDICTION. Each party hereby irrevocably submits to and accepts for itself and its properties, generally and unconditionally, the non-exclusive jurisdiction of and service of process pursuant to the Laws of the State of Oregon and the rules of its courts, waives any defense of forum non conveniens and agrees to be bound by any judgment rendered thereby arising under or out of in respect of or in connection with this Agreement or any related document or obligation.

          10.5 NO ASSIGNMENT. Neither this Agreement nor any rights or obligations under it are assignable except that Buyer may assign its rights hereunder (including, but not limited to, its rights under Article 9) to any Affiliate of Buyer (including, without limitation, the DownREIT) or to any post-Closing purchaser of a substantial part of the assets of the Company.

          10.6 HEADINGS. The descriptive headings of the Articles, Sections and subsections of this Agreement, the titles of the Schedules and the Table of Contents are for convenience only and do not constitute a part of this Agreement.

          10.7 COUNTERPARTS. This Agreement and any amendment to this Agreement or any other agreement (or document) delivered pursuant to this Agreement may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement (or other document) and shall become effective (unless otherwise provided therein) when one or more counterparts have been signed by each party and the applicable signature page thereof delivered to the other party. Signature pages may be delivered by facsimile.


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

          10.8 PUBLICITY AND REPORTS. Seller, the Company and Buyer shall coordinate all publicity relating to the transactions contemplated by this Agreement and no party shall issue any press release, publicity statement or other public notice relating to this Agreement, or the transactions contemplated by this Agreement, without obtaining the prior consent of both Seller and Buyer except to the extent that independent legal counsel to Buyer or Seller, as the case may be, shall deliver a written opinion to the other party that a particular action is required by applicable Law. Seller shall obtain the prior consent of Buyer to the form and content of any application or report made to any Governmental Entity or which relates to this Agreement.

          10.9 CONFIDENTIALITY. All information subject to confidentiality agreements or designated in writing as confidential by any party (or its representatives) whether before or after the date of this Agreement, in connection with the transactions contemplated by, or the discussions and negotiations preceding, this Agreement, to any other party (or its representatives) shall be kept confidential by such other party and its representatives and shall not be used by any such Persons other than as contemplated by this Agreement, except to the extent that such information
(i) was known by the recipient when received, (ii) it is or hereafter becomes lawfully obtainable from other sources, (iii) is necessary or appropriate to disclose to a Governmental Entity having jurisdiction over the parties, (iv) as may otherwise be required by Law or (v) to the extent such duty as to confidentiality is waived in writing by the other party. If this Agreement is terminated in accordance with its terms, each party shall use all reasonable efforts to return upon written request from the other party all documents (and reproductions thereof) received by it or its representatives from such other party (and, in the case of reproductions, all such reproductions made by the receiving party) that include information not within the exceptions contained in the first sentence of this Section 10.9, unless the recipients provide assurances reasonably satisfactory to the requesting party that such documents have been destroyed.

          10.10 INVESTMENT REPRESENTATION. Buyer is acquiring the Stock from Seller for Buyer's own account, for investment purposes only and not with a view to or for sale in connection with the distribution thereof, except for a possible transfer to an Affiliate of Buyer.

          10.11 PARTIES IN INTEREST. This Agreement shall be binding upon and inure to the benefit of each party, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Nothing in this Agreement is intended to relieve or discharge the obligation of any third person to (or to confer any right of subrogation or action over against) any party to this Agreement.

          10.12 PERFORMANCE BY SUBSIDIARIES. Each party agrees to cause its subsidiaries to comply with any obligations hereunder relating to such subsidiaries and to cause its subsidiaries to take any other action which may be necessary or reasonably requested by the other party in order to consummate this Agreement.

          10.13 WESTERN GUARANTY. Subject to the terms and conditions of this Agreement, Western guarantees Buyer's obligation to pay the Purchase Price at the Closing.

          10.14 NOTICES. Any notice or other communication hereunder must be given in writing and (a) delivered in person, (b) transmitted by telex, telecopy or telecommunications


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

mechanism or (c) mailed by certified or registered mail, postage prepaid, receipt requested as follows:

If to Buyer, addressed to:

          Western Real Estate Services, Inc.
          3450 California Street
          San Francisco, CA 94118
          Attention:  Mr. Dennis D. Ryan
          Telephone:  (415) 929-0211
          Facsimile:  (415) 929-0905

If to Western, addressed to:

          Western Investment Real Estate Trust
          3450 California Street
          San Francisco, CA 94118
          Attention:  Mr. Dennis D. Ryan
          Telephone:  (415) 929-0211
          Facsimile:  (415) 929-0905

In each case with a copy to:

          O'Melveny & Myers LLP
          275 Battery Street, Suite 2600
          San Francisco, CA  94111-3305
          Attention:  Peter T. Healy, Esq.
          Telephone:  (415) 984-8833
          Facsimile:  (415) 984-8701

If to Seller, any Selling Stockholder or the Representative, addressed to both of:

          John Arenz, Esq.
          Brownstein, Rask, Arenz, Sweeney, Kerr & Grimm LLP
          1200 S.W. Main Street
          Portland, OR 97205
          Telephone:  (503) 221-1332
          Facsimile:  (503) 221-1074

and

          Mr. Scott Klusmann
          28775 S.W. Pete's Mountain Road
          West Linn, OR  97068
          Telephone:  (503) 655-0902


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

With a copy to:

          Miller, Nash, Wiener, Hager & Carlsen LLP
          Attorneys and Counselors at Law
          111 S.W. Fifth Avenue, Suite 3500
          Portland, OR  97204-3699
          Attention:  Michael E. Arthur, Esq.
          Telephone:  (503) 224-5858
          Facsimile:  (503) 224-0155

If to the Company, addressed to:

          Kienow's Food Stores, Inc.
          9840 S.E. 17th Ave.
          Milwaukie, Oregon 97222
          Attention:  President
          Telephone:  (503) 659-5220

With a copy, if pre-Closing, to:

          Miller, Nash, Wiener, Hager & Carlsen LLP
          Attorneys and Counselors at Law
          111 S.W. Fifth Avenue, Suite 3500
          Portland, OR  97204-3699
          Attention:  Michael E. Arthur, Esq.
          Telephone:  (503) 224-5858
          Facsimile:  (503) 224-0155

Or, if post-Closing, with copies to both of:

          Western Investment Real Estate Trust
          3450 California Street
          San Francisco, CA 94118
          Attention:  Mr. Dennis D. Ryan
          Telephone:  (415) 929-0211
          Facsimile:  (415) 929-0905

and

          O'Melveny & Myers LLP
          275 Battery Street, Suite 2600
          San Francisco, CA  94111-3305
          Attention:  Peter T. Healy, Esq.
          Telephone:  (415) 984-8833
          Facsimile:  (415) 984-8701

or to such other address or to such other person as either party shall have last designated by such notice to the other party. Each such notice or other communication shall be effective (i) if given


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

by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this Section 10.13 and an appropriate confirmation is received,
(ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when actually received at such address.

          10.15 EXPENSES. Unless otherwise specifically allocated by this Agreement, Seller and Buyer and, prior to closing, the Company shall each pay their own expenses incident to the negotiation, preparation and performance of this Agreement and the transactions contemplated hereby, including but not limited to the fees, expenses and disbursements of their respective investment bankers, accountants and counsel. Company and Buyer shall each pay one half of the fees of the Escrow Agent. The Company shall pay all expenses incident to preparing and delivering documents in response to Buyer's due diligence requests (including, without limitation, all of the items listed in Section 4.1, except as otherwise set forth therein). Company shall reimburse Buyer on demand for fifty percent (50%) of the filing fee paid by Buyer as a result of its Hart-Scott-Rodino filing, if any, and Buyer shall reimburse the Company on demand for fifty percent (50%) of the equipment appraisal fee. All of the foregoing expenses payable by the Company shall be paid (or a reserve set aside) by the Company, which payment (or reserve liability) shall be reflected in the Closing Balance Sheet.

          10.16 REMEDIES; WAIVER. To the extent permitted by Law all rights and remedies existing under this Agreement and any related agreements or documents are cumulative to and not exclusive of, any rights or remedies otherwise available under applicable Law. No failure on the part of any party to exercise or delay in exercising any right hereunder shall be deemed a waiver thereof, nor shall any single or partial exercise preclude any further or other exercise of such or any other right.

          10.17 ATTORNEY'S FEES. In the event of any Action by any party arising under or out of, in connection with or in respect of this Agreement, including any participation in bankruptcy proceedings to enforce against a party a right or claim in such proceedings and any appellate proceedings, the prevailing party shall be entitled to reasonable attorney's fees, costs and expenses incurred in such Action. Attorney's fees incurred in enforcing any judgment in respect of this Agreement are recoverable as a separate item. The parties to this Agreement intend that the preceding sentence be severable from the other provisions of this Agreement, survive any judgment and, to the maximum extent permitted by Law, not be deemed merged into such judgment.

          10.18 KNOWLEDGE CONVENTION. Whenever any statement herein or in any schedule, exhibit, certificate or other documents delivered to any party pursuant to this Agreement is made "to its knowledge" or "to its best knowledge" or words of similar intent or effect of any party or its representative, such statement shall mean the actual knowledge of such person after reasonable inquiry.

          10.19 REPRESENTATION BY COUNSEL; INTERPRETATION. Seller and Buyer each acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of Buyer and Seller.

          10.20 SPECIFIC PERFORMANCE. Seller and Buyer each acknowledge that, in view of the uniqueness of the Business and the transactions contemplated by this Agreement, each party would not have an adequate remedy at law for money damages in the event that this Agreement has not been performed in accordance with its terms, and therefore agrees that the other party shall be entitled to specific enforcement of the terms of this Agreement in addition to any other remedy to which it may be entitled, at law or in equity.

          10.21 SEVERABILITY. If any provision of this Agreement is determined to be invalid, illegal or unenforceable by any Governmental Entity, the remaining provisions of this Agreement to the extent permitted by Law shall remain in full force and effect provided that the essential terms and conditions of this Agreement for all parties remain valid, binding and enforceable. In event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intents and purposes of this Agreement. To the extent permitted by Law, the parties hereby to the same extent waive any provision of Law that renders any provision of this Agreement prohibited or unenforceable in any respect.

          10.22 NO CONSEQUENTIAL DAMAGES. Notwithstanding anything to the contrary elsewhere in this Agreement, no party (or its Affiliates) shall, in any event, be liable to any other party (or its Affiliates) for any consequential damages, including, but not limited to, loss of revenue or income, or loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement.

                              [Signature page follows.]

          IN WITNESS WHEREOF, each of the parties to this Agreement has executed this Agreement or has caused this Agreement to be executed by its duly authorized officers, trustees or personal representatives as of the day and year first above written.

                                   WESTERN REAL ESTATE SERVICES, INC., a
                                   California corporation, as Buyer

                                   By: /s/ Bradley N. Blake
                                      ------------------------------------------
                                        Bradley N. Blake
                                        Chief Executive Officer

                                   By: /s/ Dennis D. Ryan
                                      ------------------------------------------
                                        Dennis D. Ryan
                                        Chief Financial Officer



                                   WESTERN INVESTMENT REAL ESTATE TRUST, a
                                   California business trust, as Western

                                   By: /s/ Bradley N. Blake
                                      ------------------------------------------
                                        Bradley N. Blake
                                        President and Chief Executive Officer

                                   By: /s/ Dennis D. Ryan
                                      ------------------------------------------
                                        Dennis D. Ryan
                                        Executive Vice President and Chief
                                        Financial Officer



                                   KIENOW'S FOOD STORES, INC., an Oregon
                                   corporation, as the Company

                                   By: /s/ Alan Jones
                                      ------------------------------------------
                                        Alan Jones
                                        President

                                   By: /s/ Edward L. Werstlein, Jr.
                                      ------------------------------------------
                                        Edward L. Werstlein, Jr.
                                        Vice President

                                   DANIEL H. KIENOW MARITAL TRUST, an Oregon trust, as Selling Stockholder

                                   By: /s/ Dan H. Kienow, III
                                      ------------------------------------------
                                        Dan H. Kienow, III
                                        Co-trustee

                                   By: /s/ Antoinette K. Arenz
                                      ------------------------------------------
                                        Antoinette K. Arenz
                                        Co-trustee



                                   ESTATE OF JUAN YOUNG, as Selling Stockholder

                                   By: /s/ John Arenz
                                      ------------------------------------------
                                        John Arenz
                                        Personal Representative

                                   By: /s/ Scott Klusmann
                                      ------------------------------------------
                                        Scott Klusmann
                                        Personal Representative



                                   /s/ W. H. Courtney
                                   ---------------------------------------------
                                   W. H. COURTNEY, as Selling Stockholder



                                   /s/ Edward Mendel
                                   ---------------------------------------------
                                   EDWARD MENDEL, as Selling Stockholder



                                   /s/ Edward L. Werstlein, Jr.
                                   ---------------------------------------------
                                   EDWARD L. WERSTLEIN, JR., as Selling
                                   Stockholder

                                   /s/ Antoinette K. Arenz
                                   ---------------------------------------------
                                   ANTOINETTE K. ARENZ, as Selling Stockholder



                                   /s/ Judith Fisher
                                   ---------------------------------------------
                                   JUDITH FISHER, as Selling Stockholder



                                   /s/ Dan H. Kienow, III
                                   ---------------------------------------------
                                   DAN H. KIENOW, III, as Selling Stockholder



                                   /s/ John H. Arenz
                                   ---------------------------------------------
                                   JOHN H. ARENZ, as Selling Stockholder



                                   /s/ Scott Klusmann
                                   ---------------------------------------------
                                   SCOTT KLUSMANN, as Selling Stockholder

                              ACKNOWLEDGMENT OF SELLER

               (Alan Jones, President of Kienow's Food Stores, Inc.)






STATE OF OREGON        )
                       ) ss.
COUNTY OF Multnomah    )



          This instrument was acknowledged before me on Sept. 22, 1998, by Alan Jones as President of Kienow's Food Stores, Inc.


                                             /s/ Laree G. Holmgren
[OFFICIAL SEAL]                              -----------------------------------
                                             Notary Public for Oregon
                                             My commission expires:  4/18/2000


                               Acknowledgment of Seller

                              ACKNOWLEDGMENT OF SELLER

      (Edward L. Werstlein, Jr., Vice President of Kienow's Food Stores, Inc.)



STATE OF OREGON        )
                       ) ss.
COUNTY OF Multnomah    )



          This instrument was acknowledged before me on Sept. 22, 1998, by Edward L. Werstlein, Jr. as Vice President of Kienow's Food Stores, Inc.


                                             /s/ Laree G. Holmgren
[OFFICIAL SEAL]                              -----------------------------------
                                             Notary Public for Oregon
                                             My commission expires:  4/18/2000


                               Acknowledgment of Seller

                               ACKNOWLEDGMENT OF SELLER

        (Dan H. Kienow, III, Co-Trustee of the Daniel H. Kienow Marital Trust)




STATE OF OREGON        )
                       ) ss.
COUNTY OF Multnomah    )



          This instrument was acknowledged before me on Sept. 23, 1998, by Dan
H. Kienow, III as Co-Trustee of the Daniel H. Kienow Marital Trust.


                                             /s/ Laree G. Holmgren
[OFFICIAL SEAL]                              -----------------------------------
                                             Notary Public for Oregon
                                             My commission expires:  4/18/2000


                               Acknowledgment of Seller

                              ACKNOWLEDGMENT OF SELLER

      (Antoinette K. Arenz, Co-Trustee of the Daniel H. Kienow Marital Trust)






STATE OF OREGON        )
                       ) ss.
COUNTY OF Multnomah    )



          This instrument was acknowledged before me on Sept. 22, 1998, by Antoinette K. Arenz as Co-Trustee of the Daniel H. Kienow Marital Trust.


                                             /s/ Laree G. Holmgren
[OFFICIAL SEAL]                              -----------------------------------
                                             Notary Public for Oregon
                                             My commission expires:  4/18/2000


                               Acknowledgment of Seller

                               ACKNOWLEDGMENT OF SELLER

          (John Arenz, Personal Representative of the Estate of Juan Young)



STATE OF OREGON        )
                       ) ss.
COUNTY OF Multnomah    )



          This instrument was acknowledged before me on Sept. 22, 1998, by John Arenz as the Personal Representative of the Estate of Juan Young.


                                             /s/ Laree G. Holmgren
[OFFICIAL SEAL]                              -----------------------------------
                                             Notary Public for Oregon
                                             My commission expires:  4/18/2000


                               Acknowledgment of Seller

                              ACKNOWLEDGMENT OF SELLER

       (Scott Klusmann, Personal Representative of the Estate of Juan Young)






STATE OF OREGON        )
                       ) ss.
COUNTY OF Multnomah    )



          This instrument was acknowledged before me on Sept. 22, 1998, by Scott Klusmann as the Personal Representative of the Estate of Juan Young.


                                             /s/ Laree G. Holmgren
[OFFICIAL SEAL]                              -----------------------------------
                                             Notary Public for Oregon
                                             My commission expires:  4/18/2000


                               Acknowledgment of Seller

                               ACKNOWLEDGMENT OF SELLER

                                   (W.H. Courtney)




STATE OF OREGON        )
                       ) ss.
COUNTY OF Multnomah    )



          This instrument was acknowledged before me on Sept. 22, 1998, by W.H. Courtney.


                                             /s/ Laree G. Holmgren
[OFFICIAL SEAL]                              -----------------------------------
                                             Notary Public for Oregon
                                             My commission expires:  4/18/2000


                               Acknowledgment of Seller

                              ACKNOWLEDGMENT OF SELLER

                                  (Edward Mendel)




STATE OF OREGON        )
                       ) ss.
COUNTY OF Multnomah    )



          This instrument was acknowledged before me on Sept. 21, 1998, by Edward Mendel.


                                             /s/ Laree G. Holmgren
[OFFICIAL SEAL]                              -----------------------------------
                                             Notary Public for Oregon
                                             My commission expires:  4/18/2000


                               Acknowledgment of Seller

                              ACKNOWLEDGMENT OF SELLER

                             (Edward L. Werstlein, Jr.)



STATE OF OREGON        )
                       ) ss.
COUNTY OF Multnomah    )



          This instrument was acknowledged before me on Sept. 22, 1998, by Edward L. Werstlein, Jr..


                                             /s/ Laree G. Holmgren
[OFFICIAL SEAL]                              -----------------------------------
                                             Notary Public for Oregon
                                             My commission expires:  4/18/2000


                               Acknowledgment of Seller

                              ACKNOWLEDGMENT OF SELLER

                               (Antoinette K. Arenz)



STATE OF OREGON        )
                       ) ss.
COUNTY OF Multnomah    )



          This instrument was acknowledged before me on Sept. 22, 1998, by Antoinette K. Arenz.


                                             /s/ Laree G. Holmgren
[OFFICIAL SEAL]                              -----------------------------------
                                             Notary Public for Oregon
                                             My commission expires:  4/18/2000


                               Acknowledgment of Seller

                              ACKNOWLEDGMENT OF SELLER

                                  (Judith Fisher)



STATE OF OREGON        )
                       ) ss.
COUNTY OF Sachnish     )



          This instrument was acknowledged before me on September 21, 1998, by Judith Fisher.


                                             /s/ Suzanne E. Nester
[OFFICIAL SEAL]                              -----------------------------------
                                             Notary Public for Washington
                                             My commission expires: 1/6/1999


                               Acknowledgment of Seller

                              ACKNOWLEDGMENT OF SELLER

                                (Dan H. Kienow, III)



STATE OF OREGON        )
                       ) ss.
COUNTY OF Multnomah    )



          This instrument was acknowledged before me on Sept. 23, 1998, by Dan
H. Kienow, III.


                                             /s/ Laree G. Holmgren
[OFFICIAL SEAL]                              -----------------------------------
                                             Notary Public for Oregon
                                             My commission expires:  4/18/2000


                               Acknowledgment of Seller

                              ACKNOWLEDGMENT OF SELLER

                                  (John H. Arenz)



STATE OF OREGON        )
                       ) ss.
COUNTY OF Multnomah    )



          This instrument was acknowledged before me on Sept. 22, 1998, by John
H. Arenz.


                                             /s/ Laree G. Holmgren
[OFFICIAL SEAL]                              -----------------------------------
                                             Notary Public for Oregon
                                             My commission expires:  4/18/2000


                               Acknowledgment of Seller

                              ACKNOWLEDGMENT OF SELLER

                                  (Scott Klusmann)



STATE OF OREGON        )
                       ) ss.
COUNTY OF Multnomah    )



          This instrument was acknowledged before me on Sept. 22, 1998, by Scott Klusmann.


                                             /s/ Laree G. Holmgren
[OFFICIAL SEAL]                              -----------------------------------
                                             Notary Public for Oregon
                                             My commission expires:  4/18/2000


                               Acknowledgment of Seller

                                   SPOUSAL CONSENT

          Each of the undersigned hereby represents and warrants to Buyer that he or she is the spouse of the Selling Stockholder identified as such below and that the undersigned has read, understands and agrees to the terms of the Stock Purchase Agreement and the Exhibits and Schedules attached thereto. The undersigned hereby consents to such Selling Stockholder's entering into the Stock Purchase Agreement and to the sale, exchange or contribution of the shares of Stock of the Company owned by such Selling Stockholder and/or the undersigned, in any capacity, pursuant thereto. The undersigned hereby agrees that Buyer, or its nominee, will acquire such shares of the Company's Stock pursuant to the Stock Purchase Agreement free and clear of any right, interest or claim of the undersigned and that any property of such Selling Stockholder that is or may be subject to marital property rights of the undersigned shall be bound by the Stock Purchase Agreement.



                                             By:
                                                --------------------------------
                                             Name: Robert H. Fisher
                                                  ------------------------------
                                                  (Spouse of Judith Fisher)



                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                                  (Spouse of Dan H. Kienow, III)


                                   Spousal Consent

                                   SPOUSAL CONSENT

          Each of the undersigned hereby represents and warrants to Buyer that he or she is the spouse of the Selling Stockholder identified as such below and that the undersigned has read, understands and agrees to the terms of the Stock Purchase Agreement and the Exhibits and Schedules attached thereto. The undersigned hereby consents to such Selling Stockholder's entering into the Stock Purchase Agreement and to the sale, exchange or contribution of the shares of Stock of the Company owned by such Selling Stockholder and/or the undersigned, in any capacity, pursuant thereto. The undersigned hereby agrees that Buyer, or its nominee, will acquire such shares of the Company's Stock pursuant to the Stock Purchase Agreement free and clear of any right, interest or claim of the undersigned and that any property of such Selling Stockholder that is or may be subject to marital property rights of the undersigned shall be bound by the Stock Purchase Agreement.



                                        By:
                                           -------------------------------------
                                        Name: Barbara Irene Kienow
                                             -----------------------------------
                                             (Spouse of Daniel H. Kienow III)


                                   Spousal Consent

                                    SCHEDULE 1.0

                                SELLING STOCKHOLDERS


                                                                       Number
                                                                      of Shares
                                                                     -----------
Daniel H. Kienow Marital Trust(1)                                        2,400

Estate of Juan Young(2)            26,268

W. H. Courtney, an individual. . . . . . . . . . . . . . . . . . . . .   732

Edward Mendel, an individual . . . . . . . . . . . . . . . . . . . . .   100

Edward L. Werstlein, Jr., an individual. . . . . . . . . . . . . . . .   100

Antoinette K. Arenz, an individual . . . . . . . . . . . . . . . . . . 1,025

Judith Fisher, an individual . . . . . . . . . . . . . . . . . . . . . 1,025

Dan H. Kienow, III, an individual. . . . . . . . . . . . . . . . . . . 1,645

John H. Arenz, an individual . . . . . . . . . . . . . . . . . . . . .   100

Scott Klusmann, an individual. . . . . . . . . . . . . . . . . . . . .   100

          Total. . . . . . . . . . . . . . . . . . . . . . . . . . . .33,495


____________________
     1    Current legal owner of stock certificate number 21 which bears the name and is registered to "JUAN YOUNG and DAN H. KIENOW, III, Trustees under the Last Will and Testament of Dan H. Kienow, Deceased." The income beneficiary of the Daniel H. Kienow Marital Trust is Constance G. Kienow; there are no other beneficiaries.

     2    Current legal and beneficial owner of stock certificate number 29 which bears the name and is registered to "JUAN YOUNG."


                              Schedule 1.0 - Page 1 of 1

                                    SCHEDULE 1.4

           KIENOW'S FOOD STORES ESTIMATED CLOSING PURCHASE BALANCE SHEET*


ASSETS

     Cash                                              $11,982,499

     Accounts Receivable                               $    68,116

     Accrued Interest Receivable                       $   150,000

     Inventory                                         $ 3,118,937

     Prepaid Expenses                                  $    81,174

     Deferred Charges, Net                             $         0

     Certificates of Deposit                           $   305,000

     United Grocers Stock                              $   517,494

     Notes Receivable                                  $   168,684

     Real Estate                                       $36,361,446

     Furniture, Fixtures, Equipment & Leaseholds       $   630,000

     Blue Sky Money                                    $ 5,500,000

          TOTAL ASSETS                                 $58,883,350


LIABILITIES

     Accounts Payable                                  $(1,075,496)

     Expenses                                          $  (868,245)

     Severance                                         $  (550,000)

     Closing Costs                                     $  (700,000)

     Lease Deposits                                    $   (96,398)

     City of Gresham LID Assessment                    $  (171,751)

     Taxes                                             $  (415,488)

     Worker's Compensation Future Reserve              $  (164,142)

     Environmental Reserve                             $      [___]

          TOTAL LIABILITIES                            $(4,041,520)

          NET PURCHASE PRICE                           $54,841,830

* Prepared on September 14, 1998. Amounts shown are estimates of the amounts applicable on October 30, 1998. Actual numbers in the preliminary Closing Balance Sheet and in the Final Closing Balance Sheet will be determined and adjusted as set forth in the Agreement.


                              Schedule 1.4 - Page 1 of 1

                                    SCHEDULE 2.1

             CERTAIN INFORMATION REGARDING THE COMPANY AND SUBSIDIARIES

1.  LIST OF SUBSIDIARIES OF THE COMPANY:

     1.1  Kienow's Wholesale Grocery Co.

     1.2  Meyer's Road Investments, Inc.




2.  THE COMPANY:

     2.1  FOREIGN QUALIFICATIONS:  none

     2.2  DIRECTORS:               Alan Jones
                                   Dan H. Kienow III
                                   Antoinette K. Arenz
                                   Judith Fisher
                                   Ron Witcosky

     2.3  EXECUTIVE OFFICERS:      Alan Jones, President and Treasurer
                                   Edward L. Werstlein, Jr., Vice President
                                   Dan H. Kienow, Secretary



3.  KIENOW'S WHOLESALE GROCERY CO.

                3.1 CAPITALIZATION: The authorized capital stock consists of 2,000 shares of common stock, $100.00 par value, of which 1712 shares are issued and outstanding. Such outstanding shares are owned by the following Person in the following amount:

                       NAME                                 SHARES

                Kienow's Food Stores, Inc.                  1712

     3.2  JURISDICTION OF ORGANIZATION:  Oregon

     3.3  FOREIGN QUALIFICATIONS:  none

     3.4  DIRECTORS:  same as 2.2, above

     3.5  EXECUTIVE OFFICERS:  same as 2.3, above

4.  MEYER'S ROAD INVESTMENTS, INC.

                4.1 CAPITALIZATION: The authorized capital stock consists of 500 shares of common stock, no par value, of which 100 shares are issued and outstanding. Such outstanding shares are owned by the following Person in the following amount:

                       NAME                               SHARES

                Kienow's Food Stores, Inc.                  100

     4.2  JURISDICTION OF ORGANIZATION:  Oregon

     4.3  FOREIGN QUALIFICATIONS:  none

     4.4  DIRECTORS:  see 2.2, above

     4.5  EXECUTIVE OFFICERS:  see 2.3, above

                                      EXHIBIT A

                     DOWNREIT INVESTOR SUITABILITY QUESTIONNAIRE

                                 INDIVIDUAL INVESTORS

     _____, a Delaware limited partnership (the "Company"), will use the responses to this questionnaire to qualify prospective investors for purposes of United States federal and state securities laws. This is not an offer to sell or the solicitation of an offer to buy securities. Such an offer can be made only by appropriate offering documentation. Any such offer may be conditioned upon your qualification as an accredited investor under federal and state securities laws.

     If the answer to the question below is "none" or "not applicable", please so indicate.

     Your answers will be kept confidential at all times. However, by signing this Questionnaire, you agree that the Company may present this Questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal securities laws.

                              I.  GENERAL INFORMATION

1.   REGISTRATION OF CERTIFICATE

     Name to appear on stock certificate:
                                         ---------------------------------------

     ---------------------------------------------------------------------------

     Name of beneficial owner (if different from above):
                                                        ------------------------

     ---------------------------------------------------------------------------

     If the beneficial owner differs from the registered holder, describe the relationship:
                  --------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


                                    Exhibit A - 1

                             II.  INVESTOR INFORMATION

1.   PERSONAL

     Residence Address:
                       ---------------------------------------------------------

     Residence Telephone Number:
                                ------------------------------------------------

     Social Security Number:
                            ----------------------------------------------------

     Date of Birth:
                   -------------------------------------------------------------

2.   BUSINESS

     Occupation:
                ----------------------------------------------------------------

     Number of Years:
                     -----------------------------------------------------------

     Present Employer:
                      ----------------------------------------------------------

     Position/Title:
                    ------------------------------------------------------------

     Business Address:
                      ----------------------------------------------------------

     ---------------------------------------------------------------------------

3.   INCOME

     INDIVIDUAL INCOME

     (a) Do you expect that your individual annual gross income for the current calendar year will be more than $200,000?

                       [ ]    Yes                      [ ]  No

     (b) Was your individual annual gross income last calendar year more than $200,000?

                       [ ]    Yes                      [ ]  No

     (c) Was your individual annual gross income two calendar years ago more than $200,000?

                       [ ]    Yes                      [ ]  No


                                    Exhibit A - 2

     JOINT INCOME WITH SPOUSE

     (a) Do you expect that the joint annual gross income of you and your spouse for the current calendar year will be more than $300,000?

                       [ ]    Yes                      [ ]  No

     (b) Was the joint annual gross income of you and your spouse in the last calendar year more than $300,000?

                       [ ]    Yes                      [ ]  No

     (c) Was the joint annual gross income of you and your spouse two calendar years ago more than $300,000?

                       [ ]    Yes                      [ ]  No

4.   NET WORTH

     (a) Currently, is your net worth, together with the net worth* of your spouse, if applicable, in excess of $1,000,000?

                       [ ]  Yes                        [ ]  No

     * "Net worth" may include principal residence, net of encumbrances, at either cost or appraised value, and furnishings and automobiles.

5.   EDUCATION

     Please describe your educational background and degrees obtained, if any.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


                                    Exhibit A - 3

6.   INVESTMENT EXPERIENCE

     (a) Please describe briefly principal jobs held during the last five years. Specific employers need not be identified. What is sought is a sufficient description to permit a determination concerning the extent of your experience in financial and business matters.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     (b) Please indicate the frequency of your investment in marketable securities:

                [ ] often;  [ ] occasionally;  [ ] seldom;  [ ] never

     (c) Please indicate the number of times you have invested in securities in which no market is made:

          [ ] five or more;  [ ] 1 or more, but fewer than five;  [ ] none

7.   RELATIONSHIP TO THE COMPANY

     Please briefly describe the nature of any relationship you may already have with the Company or any of its directors or officers, including the appropriate date when such relationship began.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


                                    Exhibit A - 4

8.   ADVISORS

     In evaluating this investment, will you use the services of any advisor?

     [ ]  No, I will not use the services of any advisor

     [ ]  Yes, I will use the services of the advisor(s) identified below:

     (a)  ACCOUNTANT/FINANCIAL ADVISOR

     Name
         -----------------------------------------------------------------------
     Address
            --------------------------------------------------------------------
     City                                         State/Province
         ----------------------------------------               ----------------
     Zip/Postal Code                    Telephone
                    -------------------          -------------------------------

     (b)  ATTORNEY

     Name
         -----------------------------------------------------------------------
     Address
            --------------------------------------------------------------------
     City                                         State/Province
         ----------------------------------------               ----------------
     Zip/Postal Code                    Telephone
                    -------------------          -------------------------------

     ANY PERSONS IDENTIFIED IN THIS SECTION 8 SHOULD COMPLETE A "STATEMENT OF QUALIFICATIONS OF PROFESSIONAL ADVISOR," THE FORM OF WHICH IS ATTACHED HERETO.

9.   REPRESENTATIONS AND WARRANTIES

     The undersigned ("you") hereby confirm the accuracy of each of the representations and warranties below:

          (a) You represent that you are an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), and that you are able to bear the economic risk of an investment in the partnership units of the Company (collectively, the "Shares").

          (b) You acknowledge that you have prior investment experience, including investment in non-registered securities, and the ability and expertise to evaluate the merits and risks of such an investment on your behalf.

          (c) You hereby represent that you have been furnished by the Company with all information regarding the Company which you have requested or desired to know; that you have been afforded the opportunity to ask questions of, and receive answers


                                    Exhibit A - 5
     from, duly authorized officers or other representatives of the Company concerning the terms and conditions of the private placement offering of the Shares (the "Offering"), and have received any additional information which you have requested.

          (d) You hereby acknowledge that the offering of Shares has not been reviewed by, and the fairness of such Shares has not been determined by, the Commission or any state regulatory authority, since the Offering is intended to be a nonpublic offering pursuant to Section 4(2) of the Act. You represent that the Shares being acquired by you are being acquired for your own account, for investment and not for distribution of the Shares to others.

          (e) You understand that the Shares have not been registered under the Act or any state securities or "blue sky" laws and are being sold in reliance on exemptions from the registration requirements of the Act and such laws.

          (f) You have adequate means of providing for your current needs and possible personal contingencies without relying on the sale of the Shares in the foreseeable future.

          (g) You either (i) have a pre-existing personal or business relationship with the Company or its partners, officers, directors or controlling persons or (ii) by reason of your business or financial experience or the business or financial experience of your professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, you have the capacity to protect your own interests in connection with your acquisition of the Shares.

          (h) The Company may rely, and shall be protected in acting upon, any papers or other documents which may be submitted to it by you in connection with the Shares and which are believed by it to be genuine and to have been signed or presented by the proper party or parties, and the Company shall not have any liability or responsibility with respect to the form, execution or validity thereof.

                              [Signature page follows.]


                                    Exhibit A - 6

                                   III.  SIGNATURE

     The above information is true and correct in all material respects and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in relying on an exemption from the registration requirements of the Securities Act of 1933, as amended, and in determining applicable state securities laws and relying on exemptions contained therein. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

     Executed at                   , on                     .
                -------------------     --------------------
                   (city)                  (date)

                                           -------------------------------------
                                           (Signature)

                                           -------------------------------------
                                           (Print Name)


                                    Exhibit A - 7

                 STATEMENT OF QUALIFICATIONS OF PROFESSIONAL ADVISOR

                                                                          [date]

          I have been engaged to act and have acted as a professional advisor to [names] shareholders of Kienow's Food Stores, Inc. (the "Company") in connection with the issuance of shares of partnership interest of [the DownREIT] (the "DownREIT") in exchange for shares of common stock of the Company pursuant to that certain Stock Purchase and Contribution Agreement by and among Western Real Estate Services, Inc. ("Buyer"), Western Investment Real Estate Trust ("Western"), the Company and the shareholders of Company listed in Schedule 1.0 thereto (the "Agreement"). My qualifications are summarized in the attached resume. I have no material relationship with the DownREIT, Buyer, Western or any of their officers or directors, nor am I a shareholder of or otherwise affiliated with any of them. I am being compensated for my services solely by
______________.

          I understand that in order for the DownREIT and Buyer to rely on the exemption from qualification contained in Section 25102(f) of the California Corporate Securities Law of 1968 for the shares of partnership interest that are to be issued pursuant to the Agreement, certain Company shareholders may need to be represented by a professional advisor to assist them in evaluating Buyer's offer. I further understand that a duty of the professional advisor in these circumstances is to advise the offerees as to the merits and risks of the prospective investment. As a [Certified Financial Planner] I am customarily relied upon by others for investment recommendations and advice and am compensated for providing such services.

          In order to act as the professional advisor in this matter, I have reviewed the Agreement. Further, I have had access to, and have conferred with, the management of the Company, the DownREIT, Western and Buyer and have had the opportunity to have any questions answered and to review such additional documents and materials as I have deemed necessary or advisable in connection with my services in this transaction.

          I have been designated as a professional advisor by and have presented my evaluation, findings and conclusions concerning the DownREIT, Western, Buyer, the Company and the transactions contemplated by the Agreement to the shareholders of Company identified above and have had the opportunity to discuss and advise such shareholders on the merits and risks of an exchange of their shares for shares of the DownREIT's partnership interest, and to convey to them my recommendations in this regard. To the best of my knowledge all of such shareholders were capable of understanding and did understand such merits, risks and recommendations, as so explained to them.

                                        Respectfully submitted,


                                        ----------------------------------------
                                        [Name]
                                        [Title]


                                    Exhibit A - 8

                              NON-INDIVIDUAL INVESTORS

     _______, a Delaware limited partnership (the "Company"), will use the responses to this questionnaire to qualify prospective investors for purposes of United States federal and state securities laws. This is not an offer to sell or the solicitation of an offer to buy securities. Such an offer can be made only by appropriate offering documentation. Any such offer may be conditioned upon your qualification as an accredited investor under federal and state securities laws.

     If the answer to the question below is "none" or "not applicable", please so indicate.

     Your answers will be kept confidential at all times. However, by signing this Questionnaire, you agree that the Company may present this Questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under state and federal securities laws.

                              I.  INVESTOR INFORMATION

IF THE PARTNERSHIP UNITS MAY BE REDEEMED FOR COMPANY SHARES BY MORE THAN ONE AFFILIATED ENTITY, PLEASE COMPLETE A COPY OF THIS QUESTIONNAIRE FOR EACH ENTITY.

1.   IDENTIFICATION

     Name
         -----------------------------------------------------------------------
                (Exact name as it will appear on stock certificate)

     Address of Principal Place of Business
                                           -------------------------------------

     ---------------------------------------------------------------------------
     Jurisdiction of Formation or Incorporation
                                               ---------------------------------
     Contact Person
                   -------------------------------------------------------------
     Telephone Number
                     -----------------------------------------------------------
     Facsimile Number
                     -----------------------------------------------------------
     Type of Entity (corporation, partnership, trust, etc.)
                                                           ---------------------
     Taxpayer Identification Number:
                                    --------------------------------------------


                                    Exhibit A - 9

     Was entity formed for the purpose of this investment?

                Yes ____           No ____

     If the answer is yes, all shareholders, partners or other equity owners must answer Part I of this Questionnaire. If the above answer is no, please continue completing this form.

2.   NET WORTH

     Please state the investing entity's net worth at the time the shares would be purchased:
                                 $________________


3.   BUSINESS

     Please check the appropriate box to indicate which of the following accurately describes the nature of the business conducted by the investing entity:

     [ ] private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 [a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives];

     [ ] a Small Business Investment the Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

     [ ] an investment company registered under the Investment the Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

     [ ] a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933, acting in either an individual or fiduciary capacity;

     [ ] an insurance company as defined in Section 2(13) of the Securities Act of 1933;

     [ ] an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, OR whose total assets exceed $5,000,000, or, if a self-directed plan, a plan whose investment decisions are made solely by persons who accredited investors;


                                    Exhibit A - 10

     [ ] an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust or a partnership, in each case, not formed for the purpose of this investment, with total assets in excess of $5,000,000;

     [ ] an entity not located in the U.S. and whose equity owners are neither U.S. citizens nor U.S. residents;

     [ ] a trust with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933.

     [ ]  Other. Describe:

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

4.   INVESTMENT EXPERIENCE

     Please provide information detailing the business, financial and investment experience of the entity and investment manager of such entity.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

5.   REPRESENTATIONS AND WARRANTIES

     The undersigned ("you") hereby confirm the accuracy of each of the representations and warranties below:

          (a) You are an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), and that you are able to bear the economic risk of an investment in the partnership interests of the Company (collectively, the "Shares").

          (b) You acknowledge that you have prior investment experience, including investment in non-registered securities, and the ability and expertise to evaluate the merits and risks of such an investment on your behalf.


                                    Exhibit A - 11

          (c) You hereby represent that you have been furnished by the Company with all information regarding the Company which you have requested or desired to know; that you have been afforded the opportunity to ask questions of, and receive answers from, duly authorized officers or other representatives of the Company concerning the terms and conditions of the private placement offering of the Shares (the "Offering"), and have received any additional information which you have requested.

          (d) You hereby acknowledge that the offering of Shares has not been reviewed by, and the fairness of such Shares has not been determined by, the Commission or any state regulatory authority, since the Offering is intended to be a nonpublic offering pursuant to Section 4(2) of the Act. You represent that the Shares being acquired by you are being acquired for your own account, for investment and not for distribution of the Shares to others.

          (e) You understand that the Shares have not been registered under the Act or any state securities or "blue sky" laws and are being sold in reliance on exemptions from the registration requirements of the Act and such laws.

          (f) The Company may rely, and shall be protected in acting upon, any papers or other documents which may be submitted to it by you in connection with the Shares and which are believed by it to be genuine and to have been signed or presented by the proper party or parties, and the Company shall not have any liability or responsibility with respect to the form, execution or validity thereof.

                                   II.  SIGNATURE

     The above information is true and correct in all material respects and the undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in
Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

     Executed at                   , on                     .
                 ------------------     --------------------
                       (city)                (date)

                                        ----------------------------------------
                                             (Print Name of Entity)

                                        By
                                          --------------------------------------
                                             (Signature)

                                        ----------------------------------------
                                             (Print Name)

                                        ----------------------------------------
                                             (Print Title of Person Signing)


                                    Exhibit A - 12

                                     EXHIBIT B

                       FORM OF DOWNREIT PARTNERSHIP AGREEMENT


                                    Exhibit B - 1

                                     EXHIBIT C

            FORM OF OPINION OF MILLER, NASH, WIENER, HAGER & CARLSEN LLP

                                                                  [Closing Date]

Western Real Estate Services, Inc.
3450 California Street
San Francisco, CA 94118
Attention:  Mr. Dennis D. Ryan

Western Investment Real Estate Trust
3450 California Street
San Francisco, CA 94118
Attention:  Mr. Dennis D. Ryan

          Subject: KIENOW'S FOOD STORES, INC./WESTERN INVESTMENT REAL ESTATE
TRUST

Ladies and Gentlemen:

          We have acted as special counsel to Kienow's Food Stores, Inc., an Oregon corporation ("the Company"), in connection with the purchase or contribution of all of the outstanding capital stock of the Company (the "Stock"), pursuant to the Stock Purchase and Contribution Agreement dated as of September 3, 1998 (the "Agreement") by and among Western Real Estate Services, Inc., a California corporation ("Buyer"), Western Investment Real Estate Trust ("Western"), a California trust, the individuals and entities listed in Schedule
1.0 of the Agreement (each a "Selling Stockholder" and, collectively, "Seller") and the Company. Among other matters, the Agreement provides for the contribution of a portion of the Stock to a Delaware limited partnership (the "DownREIT") in which Western is the General Partner. [Name Selling Stockholders] (the "POA Stockholders") have entered into limited powers of attorney (the "Powers of Attorney") whereby each names Alan Jones his attorney in fact to execute the Agreement on his or her behalf. This opinion is rendered to you pursuant to Section 7.2(f) of the Agreement. Capitalized terms used herein without definition have the same meanings as set forth in the Agreement.

          In our capacity as such counsel, we have examined originals, or copies certified or otherwise identified to our satisfaction as being true copies, of the Agreement and such records of Seller, the Company and its Subsidiaries, certificates of public officials, Seller, the Company and its Subsidiaries and such other documents as we have deemed necessary for the purpose of this opinion. We have assumed the genuineness of all signatures (other than the unacknowledged signatures of Seller and the Company on the Agreement), the authenticity of all items submitted to us as originals, the conformity with originals of all items submitted to us as copies, the due authority of all persons executing the same (other than the due authority of the Selling Stockholders or persons signing on their behalf), and that each natural person who is a party to the transaction has sufficient capacity to enter into and carry out his or her obligations under the Agreement (except for purposes of paragraph 2(c) below). As to material matters of fact, we


                                    Exhibit C - 1
have, when relevant facts were not independently established, relied upon the statements and certificates furnished to us by Seller, the Company and its Subsidiaries, copies of each of which are attached to this Opinion. As to the opinions set forth in paragraph 2 and, with respect to the Selling Stockholders, paragraph 3, below, we have relied on the opinions of counsel to the Selling Stockholders attached hereto.

          On the basis of such examination and our consideration of such questions of law as we have deemed relevant in the circumstances, we are of the opinion, subject to the assumptions, qualifications, and limitations set forth herein, that:

          1. Each of the Company and each of the Subsidiaries has been duly formed and is validly existing under the laws of the state of Oregon. Each of the Company and each of the Subsidiaries has the corporate power to own its properties and conduct its business, and, in the case of the Company, to enter into and carry out the provisions of the Agreement. The Agreement has been executed and delivered by the Company.

          2.    (a)    Each Selling Stockholder listed as a trust in Schedule
1.0 to the Agreement is a trust validly existing under the laws of the state of Oregon; and each such Selling Stockholder has all necessary power to execute, deliver and perform the Agreement, including the power to transfer, convey and sell to Buyer or the DownREIT, as applicable, at the Closing the Stock to be sold or contributed to Buyer or the DownREIT, as applicable, by such Selling Stockholder; and the execution, delivery and performance of the Agreement by all such entities have been duly and validly authorized by all necessary trust action on the part of such Selling Stockholder and its trustees, and the Agreement has been executed and delivered by such Selling Stockholders.

                (b) The Estate of Juan Young (the "Estate") is an estate, validly existing under the laws of the state of Oregon; and the Estate has all necessary power and authority to execute, deliver and perform the Agreement, including the power to transfer, convey and sell to Buyer or the DownREIT, as applicable, at the Closing the Stock to be sold or contributed to Buyer or the DownREIT, as applicable, by the Estate; and the execution, delivery and performance of the Agreement by the Estate have been duly and validly authorized by all necessary action on the part of the Estate and its personal representatives and the Agreement has been executed and delivered by the Estate. The personal representatives of the Estate are John H. Arenz and Scott Klusmann.

                (c) To our knowledge, each Selling Stockholder listed as an individual in Schedule 1.0 to the Agreement has the full capacity, right, power and authority to execute, deliver and perform the Agreement and any Power of Attorney to which he or she is a party, including the capacity, right, power and authority to transfer, convey and sell to Buyer or the DownREIT, as applicable, at the Closing the Stock to be sold or contributed to Buyer or the DownREIT, as applicable, by such Selling Stockholder. The Agreement has been executed and delivered by or on behalf of each such Selling Stockholder. The Powers of Attorney have been executed and delivered by each POA Stockholder.

          3. Neither the execution, delivery and performance of the Agreement or any Power of Attorney to which he, she or it is a party nor the consummation of the purchase and sale transactions contemplated thereby will (a) conflict with or result in a breach by any Selling


                                    Exhibit C - 2

Stockholder, the Company or any of its Subsidiaries or constitute a default under, (i) the Articles of Incorporation or Bylaws or trust agreement, as applicable, of any Selling Stockholder that is a trust, or of the Company, or any Subsidiary or (ii) any Material Contract known to us to which any Selling Stockholder, the Company or any of its Subsidiaries is a party or is bound, or
(b) result in the imposition of any Encumbrance against any asset of the Company or any Subsidiary (except as expressly contemplated by the Agreement), or violate any Order or Law applicable to Seller, the Company or any Subsidiary or any of their respective assets of which we are aware.

          4. The Powers of Attorney confer on Alan Jones legal authority to sign the Agreement on behalf of each POA Stockholder.

          5. Based solely, with your consent, upon a review of records certified to us as the corporate minute and stock record books of the Company (with respect to the opinions given in 5(a) and 5(b)), and upon the certificates attached hereto: (a) the Company has 33,495 shares of common stock issued and outstanding, (b) all such shares are held of record and beneficially as set forth in Schedule 1.0 to the Agreement, (c) the outstanding shares have been duly authorized by all necessary corporate actions on the part of the Company and are validly issued, fully paid and nonassessable, (d) the holders of the common stock of the Company do not possess any preemptive rights to subscribe to any issued shares of the capital stock of the Company, and (e) to our knowledge, the authorized shares of capital stock of the Company are not subject to any warrants, options, rights or commitments granted by Seller or the Company, and neither the Company nor any Subsidiary is obligated to issue, purchase or redeem any shares of its capital stock.

          6. Upon payment for and delivery of the Stock in accordance with the terms of the Agreement, assuming Buyer and its nominee (if applicable) and the DownREIT (if applicable) are acquiring the Stock in good faith, for value, without notice of any adverse claim, Buyer, its nominee and the DownREIT (as applicable) will each acquire its interest in the Stock free and clear of any adverse claim (as defined in Oregon Revised Statutes 78.1020(1)(a)) and, to our knowledge, free and clear of all Encumbrances.

          7. Except for those Approvals and Permits that have been obtained and compliance with Oregon Liquor Control Commission and Oregon Lottery Commission stock transfer notice requirements, the consummation of the sale of the Stock by Seller pursuant to the Agreement and the performance of the Agreement by the Company and Seller do not require any Approval of or any Permit from any Governmental Entity or, to our knowledge, any other person or entity.

          8.    Assuming the accuracy of Buyer's representations in Section
10.10 of the Agreement, and the accuracy of each Electing Stockholder's representations in its Investor Suitability Questionnaire, it is not necessary in connection with (a) the sale or contribution, as the case may be, and delivery of the Stock to Buyer and DownREIT, as applicable, or (b) the delivery of DownREIT Units to the Electing Stockholders in exchange for shares of Stock, in each case under the circumstances contemplated by the Agreement, to register either the Stock or the DownREIT Units under the Securities Act of 1933, as amended, or to qualify the offer or sale of the Stock or the DownREIT Units under the Oregon state securities laws.


                                    Exhibit C - 3

          With respect to the portions of paragraphs 2, 3, 5, 6 and 7 which are stated to be based on our knowledge, we are relying, with your consent, upon such certificates as to factual matters as we have deemed appropriate and upon inquiries as to the current actual knowledge of attorneys presently with our firm who have within the past year given substantive attention to matters on behalf of Company or any of its Subsidiaries or the Selling Stockholders, in the form of legal consultation or legal representation. Except to the extent otherwise set forth above, we have not made an independent review or investigation of any of the operations, transactions, contractual arrangements, orders, litigation, proceedings or investigations pertaining to the Company or to Seller for purposes of this opinion, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such a review or investigation.

          We express no opinion concerning (a) the laws of any jurisdiction other than Oregon and the United States, or (b) choice of law or antitrust law matters (including matters under the Hart-Scott-Rodino Act) or, except for the opinions in paragraph 8, securities matters.

          We hereby represent to you that, except as set forth in SCHEDULE 1 attached to this opinion, we have not given substantive attention on behalf of the Company or any Subsidiary to, or represented the Company or any Subsidiary in connection with, any pending or threatened actions, suits, proceedings or investigations against or affecting the Company or any Subsidiary in any court or by or before any arbitrator or Governmental Entity, but we call your attention to the fact that our engagement is limited to specific matters as to which we are consulted by the Company and any Subsidiary.

          This opinion is solely for the benefit of Buyer, DownREIT and Western in connection with the acquisition of the Stock and related transactions and may not be relied upon by, nor may copies be delivered to, any other Person, firm or entity or for any other purpose, without our prior written consent, except that it may be relied upon by O'Melveny & Myers LLP for the opinions such firm renders in connection with the transactions contemplated by the Agreement.

                                        Very truly yours,


                                    Exhibit C - 4

                                     EXHIBIT D

               SUBSTANCE OF LETTER OF DELAP WHITE CALDWELL & CROY LLP

          1. We are independent certified public accountants with respect to the Company and its Subsidiaries within the meaning of the Securities Act of 1933 (the "Act") and the applicable published rules and regulations and:

          2. On the basis of a reading of the latest available respective interim financial statements of the Company and its Subsidiaries, inquiries of officials of the Company and its Subsidiaries responsible for financial and accounting matters and the performance of other specified agreed-upon procedures, nothing came to our attention that caused us to believe that:

          (a) the respective unaudited financial statements of the Company and its Subsidiaries dated as of [end of month prior to closing] delivered to Buyer (the "Unaudited Statements") are not presented in conformity with generally accepted accounting principles applied on a basis consistent with that of the respective reviewed financial statements of the Company and its Subsidiaries, dated as of November 29, 1997; or

          (b) at the date of the latest available balance sheet read by us, or at a subsequent specified date not more than five days prior to the date hereof, there was any material or significant decrease in stockholders' equity, tangible net worth, total assets, or total [specify types of reserves] or any increase in indebtedness, [deferred revenue,] accrued income taxes of the Company or at the date of the latest available income statement read by us, there was any material or significant decrease in earnings as compared with amounts shown on the unaudited statements.

          3. On the basis of a limited review of federal and state income tax returns of the Company, inquiries of officials of the Company responsible for tax matters and other specified procedures, nothing has come to our attention which has caused us to believe that Taxes, in all material respects, have not been paid or adequately provided for on the books and records of the Company and its Subsidiaries, as appropriate, for the periods covered thereby. In addition, we have also performed a limited review to ascertain the amount of applicable federal and state income taxes for the period _________________, 19__ to the latest of such financial statements and have determined that either such taxes have been paid or adequate reserves have been established for payment of such taxes.

                                    Exhibit D - 1

                                     EXHIBIT E

                    SURVEYOR'S CERTIFICATION AND SPECIFICATIONS

I hereby certify to WESTERN REAL ESTATE SERVICES, INC., WESTERN INVESTMENT REAL ESTATE TRUST, O'MELVENY & MYERS and [_____] TITLE INSURANCE COMPANY (i) that the survey was prepared by me and was actually made on the ground pursuant to the record description of the Property (hereinafter defined); (ii) that the survey and information, courses and distances shown hereon are correct; (iii) that the title lines and lines of actual possession are the same; (iv) that the survey correctly shows hereon the fixed and determinable location of the Property (including the position of the point of beginning); (v) that the survey reflects boundary lines of the Property which "close by engineering calculation"; (vi) that the survey correctly shows the size, location and type of all buildings, structures and other improvements situated on the Property; (vii) that there are no specific set-back lines established by the City of _____ other than the graphical building locations shown on the approved Precise Development Plan for the Property on file at the City of _____; (viii) that all zoning, use and density classifications are properly shown hereon and, after due inquiry, there are no known violations of zoning ordinances, restrictions or other rules and regulations with reference to the location of said buildings, structures and improvements; (ix) that all driveways and other cuts in the curb along any street upon which the Property abuts are correct as shown; (x) that, except as shown, there are no easements, rights-of-way or uses with respect to which the undersigned has been advised, no party walls, no encroachments on adjoining property, streets or alleys by any of said buildings, structures or other improvements, and no encroachments on the Property by buildings, structures, or other improvements situated on adjoining property; (xi) that the Notes and Details hereon identify any violations of building restrictions and set-back lines and identify any party walls, encroachments, or over-hangs of any buildings, structures or other improvements upon any easements, rights-of-way or adjacent land; (xii) that the location and direction of all storm drainage systems for the collection and disposal of all roof and surface drainage and any discharge into streams, rivers, canals, culverts or other conveyance system is depicted hereon; (xiii) that all utility services required for the operation of the Property either enter the Property through adjoining public streets or the survey shows the point-of-entry and location of any utilities which pass through or are located on adjoining private land; (xiv) that any utility transformers labelled as containing PCBs are specifically noted; (xv) that any and all wells (dry or otherwise), soil borings and underground and above-ground tanks located at the property are specifically noted; (xvi) that the Property is located within flood hazard areas in accordance with any maps entitled: "Department of Housing and Urban Development, Federal Insurance Administration Special Flood Hazard Area Maps," "Flood Insurance Rate Map," "Flood Hazard Boundary Map" and "Floodway Map," as more particularly described in the Notes hereon; (xvii) that the Property and only the Property constitutes one or more discrete tax lots and the tax parcel numbers are shown hereon; (xviii) and that the certifications made herein have been made after a careful physical inspection of the Property.

          The undersigned has received and examined a copy of the Commitment to Insure, issued by _____ Title Insurance Company, the Title Company for the property described therein (the "Property"), and of each instrument listed therein, and the location of each easement and exception, to the extent it can be located, has (with recording reference) been shown thereon, and


                                    Exhibit E - 1
if such easement cannot be sufficiently located, a notation thereof has been made on the survey. This map or plat and the survey on which it is based has been made in accordance with the "Minimum Standard Detail Requirements for Land Title Surveys" jointly established by the American Land Title Association and American Congress on Surveying and Mapping in 1992 and meets the accuracy standards of an "Urban" survey as defined in the current accuracy standards adopted by ALTA and ACSM, and additionally includes items 2,3,4,6,10 and 11 of Table A thereof.

                                             Name:
                                                  ------------------------------
                                             Registered Land Surveyor
                                             Registration No.
                                                             -------------------
                                             [Seal]

                                             Date:
                                                  ------------------------------


                                    Exhibit E - 2

                                     EXHIBIT F

                       FORM OF TENANT'S ESTOPPEL CERTIFICATE

Western Real Estate Services, Inc.
3450 California Street
San Francisco, CA 94118
Attention:  Mr. Dennis D. Ryan

Western Investment Real Estate Trust
3450 California Street
San Francisco, CA 94118
Attention:  Mr. Dennis D. Ryan

          Re:  TENANT'S ESTOPPEL CERTIFICATE AND AGREEMENT

Ladies and Gentlemen:

          The undersigned is giving this letter to you in connection with the sale (or contribution) of stock by the stockholders of Kienow's Food Stores, Inc., the Lessor under that certain lease described herein, of their right, title and interest in and to such stock with the understanding that you will rely on this statement in acquiring said stock. You are entitled to rely upon the statements contained herein.

          The undersigned hereby represents, warrants, covenants and certifies as follows:

          1. That it is the tenant of the premises demised under that certain Lease, dated as of _____ ____, 19___, executed by __________________, as lessor
("Lessor"), and _________________________, as tenant ("Tenant"), a true, correct and complete copy of which, together with all amendments, modifications and supplements thereto and extensions and renewals thereof, if any, is attached hereto (collectively, the "Lease").

          2. That the Lease is in full force and effect, and there are no amendments, modifications, waivers or supplements, whether written or oral, thereto, except as attached hereto.

          3. That the Lease constitutes the sole and entire agreement between the undersigned Tenant and the Lessor with respect to the property described therein.

          4. That Lessor is not in any respect in default in the performance of its obligations under the Lease, nor is there any circumstance which, with the giving of notice or the passage of time, or both, would constitute a default under the Lease by the undersigned or Lessor. Tenant has not, nor, to the best of Tenant's knowledge, has Lessor, assigned, transferred or hypothecated its interest (or any part thereof) under the Lease or further leased or subleased all or any portion of the demised premises.


                                    Exhibit F - 1

          5. That the term of the Lease commenced on __________, 19___, and will expire on __________, _____, subject to Tenant's rights to extend the term thereof as set forth therein. Tenant has accepted possession of the premises described in the Lease (unconditionally and without qualification) and continues to occupy the same.

          6. That the monthly rental payable under the Lease is $____________; [that such monthly rental will increase to $______ on ________, 19____;] that rent is due on the [first day of each month] for the duration of the term of the Lease; and that the current term of the Lease expires on __________[; and that Tenant has an option to extend or renew the Lease for ______ [list number and length of terms].

          7. That the security deposit under the Lease is $_______; that the Lessor has received the full amount of such deposit; that there are no circumstances known to the Tenant entitling the Lessor to apply all or any portion of said security deposit; and that the Lessor has not heretofore applied all or any portion of said security deposit.

          8. That all improvements to be completed under the Lease have been completed in accordance with the provisions of the Lease, and that as of the date hereof no condition has occurred or remains unfulfilled that would allow cancellation or termination of the Lease by either party thereto or the suspension of any rent or other payment whatsoever.

          9. That, to the knowledge of the undersigned, all applicable zoning, environmental and other land use regulations, and all covenants, conditions and restrictions affecting the demised premises, including without limitation those contained in any mortgage or deed of trust, have been and are presently being complied with.

          10. That the undersigned has no knowledge of any processing, use, storage, disposal, presence, release or treatment of any hazardous or toxic materials or substances on or about the leased premises, except as set forth below and except for normal cleaning substances used in the ordinary course of business and not in violation of any environmental laws.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          11. That Lessor has satisfied all commitments (economic and otherwise) made to induce Tenant to enter into the Lease.

          12. That there are no offsets or credits against rentals or other payments payable under the Lease.


                                    Exhibit F - 2

          This certificate and agreement shall bind the undersigned and the successors and assigns of the undersigned and shall inure to the benefit of your successors and assigns.




Dated:
      -------------------
                                             Tenant

                                             -----------------------------------
                                             By:
                                                --------------------------------
                                             Its:
                                                 -------------------------------


                                    Exhibit F - 3

                                     EXHIBIT G

                                FORM OF CERTIFICATE

Western Real Estate Services, Inc.
3450 California Street
San Francisco, CA 94118
Attention:  Mr. Dennis D. Ryan

Western Investment Real Estate Trust
3450 California Street
San Francisco, CA 94118
Attention:  Mr. Dennis D. Ryan

          Re:  CERTIFICATE AND AGREEMENT

Ladies and Gentlemen:

          The undersigned is giving this letter to you in connection with the sale (or contribution) of stock by the stockholders of Kienow's Food Stores, Inc., the Lessee under that certain lease described herein, of their right, title and interest in and to such stock with the understanding that you will rely on this statement in acquiring said stock. You are entitled to rely upon the statements contained herein.

          The undersigned hereby represents, warrants, covenants and certifies as follows:

          1. That it is the sole fee owner of the premises demised under that certain Lease, dated as of _____ ____, 19___, executed by __________________, as lessor ("Lessor"), and _________________________, as tenant ("Tenant"), a true, correct and complete copy of which, together with all amendments, modifications and supplements thereto and extensions and renewals thereof, if any, is attached hereto (collectively, the "Lease").

          2. That the Lease is in full force and effect, and there are no amendments, modifications, waivers or supplements, whether written or oral, thereto, except as attached hereto.

          3. That the Lease constitutes the sole and entire agreement between the undersigned Lessor and Tenant with respect to the property described therein.

          4. That Tenant is not in any respect in default in the performance of its obligations under the Lease, nor is there any circumstance which, with the giving of notice or the passage of time, or both, would constitute a default under the Lease by the undersigned or Tenant. Lessor has not, nor to the best of Lessor's knowledge has Tenant, assigned, transferred or hypothecated its interest (or any part thereof) under the Lease or further leased or subleased all or any portion of the demised premises.


                                    Exhibit G - 1

          5. That the term of the Lease commenced on __________, 19___, and will expire on __________, _____, [subject to Tenant's rights to extend the term thereof as set forth therein.] Tenant has accepted possession of the premises described in the Lease and continues to occupy the same unconditionally and without qualification.

          6. That the monthly rental payable under the Lease is $____________; [that such monthly rental will increase to $______ on ________, 19____;] that rent is due on the [first day of each month] for the duration of the term of the Lease; and that the current term of the Lease expires on __________[; and that Tenant has an option to extend or renew the Lease for ______ [list number and length of terms].

          7. That the security deposit under the Lease is $_______; that the Lessor has received the full amount of such deposit; that there are no circumstances known to the Lessor entitling the Lessor to apply all or any portion of said security deposit; and that the Lessor has not heretofore applied all or any portion of said security deposit.

          8. That all improvements to be completed under the Lease have been completed in accordance with the provisions of the Lease, and that as of the date hereof no condition has occurred or remains unfulfilled that would allow cancellation or termination of the Lease by either party thereto or that would allow Lessor to require any payment from Tenant other than the rent as stated in the Lease.

          9. That, to the knowledge of the undersigned, all applicable zoning, environmental and other land use regulations, and all covenants, conditions and restrictions affecting the demised premises, including without limitation those contained in any mortgage or deed of trust, have been and are presently being complied with.

          10. That the undersigned has no knowledge of any processing, use, storage, disposal, presence, release or treatment of any hazardous or toxic materials or substances on or about the leased premises, except as set forth below and except for normal cleaning substances used in the ordinary course of business and not in violation of any environmental laws.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          11. That Tenant has satisfied all commitments (economic and otherwise) made to induce Lessor to enter into the Lease.

          12. That there are no offsets or credits against rentals or other payments payable under the Lease.


                                    Exhibit G - 2

          This certificate and agreement shall bind the undersigned and the successors and assigns of the undersigned and shall inure to the benefit of your successors and assigns.

Dated:
      -------------------
                                             Lessor

                                             -----------------------------------


                                             By:
                                                --------------------------------
                                             Its:
                                                 -------------------------------


                                    Exhibit G - 3

                                     EXHIBIT H

                      FORM OF OPINION OF O'MELVENY & MYERS LLP

                                                                  [Closing Date]

[name]

as Representative of the Selling
   Stockholders mentioned below
[address]

Ladies and Gentlemen:

          We have acted as special counsel to Western Real Estate Services, Inc., a California corporation ("Buyer"), Western Investment Real Estate Trust, a California trust ("Western"), and __________, a Delaware limited partnership ("DownREIT" and, together with Buyer and Western, the "Western Parties"), in connection with the purchase or contribution of all of the outstanding capital stock of Kienow's Food Stores, Inc., an Oregon corporation ("the Company"), pursuant to the Stock Purchase and Contribution Agreement dated as of September 3, 1998 (the "Agreement") by and among Buyer, Western, the Company and the entities listed in SCHEDULE 1.0 to such agreement (each a "Selling Stockholder" and, collectively, "Seller"). Among other matters, the Agreement provides for the contribution of a portion of the Stock to DownREIT. This opinion is rendered to you pursuant to Section 7.3(b) of the Agreement. Capitalized terms used herein without definition have the same meanings as set forth in the Agreement.

          In our capacity as such counsel, we have examined originals or copies, certified or otherwise identified to our satisfaction as being true copies, of the Agreement and such corporate records of the Western Parties, certificates of public officials and of officers of the Western Parties, and other documents as we have deemed necessary for the purpose of this opinion. We have assumed the genuineness of the signatures (except for those of the officers of the Western Parties), the authenticity of all items submitted to us as originals, the conformity with originals of all items submitted to us as copies, the due authority of all persons executing the same (other than the due authority of officers of the Western Parties) and that each natural person who is a party to the transaction has sufficient capacity to enter into and carry out his or her obligations under the Agreement. As to material matters of fact, we have, when relevant facts were not independently established, relied upon the statements and certificates furnished to us, copies of which are attached to this opinion.

          On the basis of such examination and our consideration of such questions of law as we have deemed relevant in the circumstances, we are of the opinion, subject to the assumptions, qualifications and limitations set forth herein, that:

          1. Each of Buyer and Western has been duly organized and is validly existing and in good standing under the laws of the state of California with corporate or trust power, as applicable, to own its properties and conduct its business, to enter into the Agreement


                                     Exhibit H-1
and to carry out the provisions of the Agreement (including entry into and performance of the Partnership Agreement) and, in the case of Buyer, to acquire the Stock. Based solely on a review of certificates of public officials, Buyer is qualified to do business in the State of Oregon.

          2. DownREIT is a duly formed and validly existing limited partnership under the laws of the State of Delaware with the power under Delaware Revised Uniform Limited Partnership Act (the "Act") and its partnership agreement (the "Partnership Agreement") to own its property and assets and to perform its obligations as contemplated by the Agreement and the Partnership Agreement. Based solely on a review of certificates of public officials, DownREIT is registered as a foreign limited partnership to transact intrastate business in California and is qualified to do business in the State of Oregon.

          3. Neither the execution, delivery and performance of the Agreement and the Partnership Agreement nor the acquisition of the Stock will (a) conflict with, result in a breach by any of the Western Parties of, or constitute a default under, the Articles of Incorporation or Bylaws, Declaration of Trust or Partnership Agreement, as applicable, of such Western Party, or (b) violate any Order or Law applicable to the Western Parties or any of their respective assets of which we are aware.

          4. The Agreement has been duly authorized by all necessary corporate and trust action on the part of Buyer and Western, respectively, and the Agreement has been duly executed and delivered by each of Buyer and Western.

          5. The Partnership Agreement has been duly authorized by all necessary trust action on the part of Western and the Partnership Agreement has been duly executed and delivered by Western.

          6. Except for those approvals and consents that have been obtained, the consummation of the acquisition of the Shares by Buyer and the DownREIT and the issuance of DownREIT Units by the DownREIT does not require the approval or consent of any United States Federal or California Governmental Entity or, to our knowledge, any other person or entity.

          7. Based solely, with your consent, upon a review of the records certified to us as the partnership records of the DownREIT and the Partnership Agreement, (a) prior to the contribution of shares of Stock to the DownREIT, Western is the sole general partner of the DownREIT and ____ is the sole limited partner of the DownREIT and (b) there are no outstanding options, rights or commitments granted by the DownREIT to, and the DownREIT is not obligated to, issue, purchase or redeem any DownREIT Units, other than pursuant to the Agreement and the Partnership Agreement.

          8.    Assuming the accuracy of Buyer's representations in Section
10.10 of the Agreement, and the accuracy of each Electing Stockholder's representations in its Investor Suitability Questionnaire, it is not necessary in connection with (a) the sale or contribution, as the case may be, and delivery of the Stock to Buyer and DownREIT, as applicable, or (b) the delivery of DownREIT Units to the Electing Stockholders in exchange for shares of Stock, in each case under the circumstances contemplated by the Agreement, to register either the Stock or the DownREIT Units under the Securities Act of 1933, as amended, or to qualify the offer or


                                     Exhibit H-2
sale of the Stock or the DownREIT Units under the California Corporate Securities Law of 1968, as amended.

          Our use of the terms "known to us," "to our knowledge," "of which we are aware" or similar phrases to qualify a statement in this opinion means that those attorneys in this firm who have given substantive attention to the representation described in the introductory paragraph of this opinion do not have current actual knowledge that the statement is inaccurate. Such terms do not include any knowledge of other attorneys within our firm (regardless of whether they have represented or are representing the Western Parties in connection with any other matter) or any constructive or imputed notice of any matters or items of information. Except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of the statement, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation. No inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Western Parties in connection with this opinion letter or in other matters. We call your attention to the fact that our engagement is limited to specific matters as to which we are consulted by the Western Parties.

          We express no opinion concerning (a) the laws of any jurisdiction other than California or the United States, (b) choice of law or antitrust law matters (including matters under the Hart-Scott-Rodino Act) or, (c) except for the opinions in paragraph 8, securities law matters.

          This opinion is solely for your benefit in connection with your sale of the Stock and related transactions and may not be relied upon by, nor may copies be delivered to, any other Person or for any other purpose, without, in each case, our prior written consent.

                                   Respectfully submitted,





                                     Exhibit H-3

                                     EXHIBIT I

                     SUBSTANCE OF CLOSING BALANCE SHEET LETTER
                         OF DELAP WHITE CALDWELL & CROY LLP



          1. We are independent certified public accountants with respect to the Company and its Subsidiaries within the meaning of the Securities Act of 1933 (the "Act") and the applicable published rules and regulations and:

          2. On the basis of a reading of the latest available respective interim financial statements of the Company and its Subsidiaries, inquiries of officials of the Company and its Subsidiaries responsible for financial and accounting matters and the performance of other specified agreed-upon procedures, nothing came to our attention that caused us to believe that the Closing Balance Sheet of the Company and its Subsidiaries, dated as of [date], prepared by the Company for the purpose of determining adjustments to the Purchase Price, as defined in the Stock Purchase and Contribution Agreement (the "Purchase Agreement"), and delivered to Buyer (the "Closing Balance Sheet"), are not presented in conformity with the valuation procedures described in Section 1.4(b) of the Purchase Agreement and otherwise in accordance with generally accepted accounting principles applied on a basis consistent with that of the respective reviewed financial statements of the Company and its Subsidiaries, dated as of November 29, 1997.

          3. On the basis of a limited review of federal and state income tax returns of the Company, inquiries of officials of the Company responsible for tax matters and other specified procedures, nothing has come to our attention which has caused us to believe that Taxes (as defined in the Purchase Agreement, in all material respects, have not been paid or adequately provided for on the books and records of the Company and its Subsidiaries, as appropriate, for the periods covered thereby. In addition, we have also performed a limited review to ascertain the amount of applicable federal and state income taxes for the period _________________, 19__ to the date of the Closing Balance Sheet and have determined that either such taxes have been paid or adequate reserves have been established for payment of such taxes.




                                     Exhibit I-1

                                     EXHIBIT J

                 SUBSTANCE OF RULE 3-14 AUDIT REPRESENTATION LETTER



                                                                          [date]



KPMG Peat Marwick LLP
Three Embarcadero Center
San Francisco, CA  94111

ATTN: Mr. Thomas F. Orr, Partner

Ladies and Gentlemen:

          We are providing this letter in connection with your audit of the Historical Statement of Gross Income and Direct Operating Expenses of Kienow's Food Stores, Inc. and subsidiaries (the Statement) for the year ended November 29, 1997 for the purpose of expressing an opinion as to whether the Statement presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of depreciation, interest, management fees and income taxes, of the Company in conformity with generally accepted accounting principles.

          Certain representations in this letter are described as being limited to matters that are material. Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in the light of surrounding circumstances, makes it probable that the judgement of a reasonable person relying on the information would be changed or influenced by the omission or misstatement.

          We confirm, to the best of our knowledge and belief, the following representations made to you during your audit.

                1. The Statement referred to above is fairly presented in conformity with generally accepted accounting principles.

                2. We have made available to you all financial records and related data.

                3.     There have been no:

                       a. Instances of fraud involving management or employees who have significant roles in internal control.

                       b. Instances of fraud involving others that could have a material effect on the financial statements.


                                     Exhibit J-1

                       c. Communications from regulatory agencies concerning noncompliance with, or deficiencies in, financial reporting practices.

                       d. Violations or possible violations of laws or regulations, the effects of which should be considered for disclosure in the financial statements or as a basis for recording a loss contingency.

                4.     There are no:

                       a. Unasserted claims or assessments that our lawyer(s) has (have) advised us are probable of assertion and must be disclosed in accordance with Statement of Financial Accounting Standards
                              (SFAS) No. 5, Accounting for Contingencies.

                       b. Other liabilities or gain or loss contingencies that are required to be accrued or disclosed by SFAS No. 5.

                       c. Material transactions that have not been properly recorded in the accounting records underlying the Statement.

                       d. Events that have occurred through the date of this letter that would require adjustment to or disclosure in the Statement.
                5. The Company has complied with all aspects of contractual agreements that would have a material effect on the Statement in the event of noncompliance.

                6. The Company has satisfactory title to all owned assets and there are no liens or encumbrances on such assets nor has any asset been pledged as collateral.

                7. Related party transactions and related amounts receivable or payable, including sales, purchases, loans, transfers, leasing arrangements and guarantees have been properly recorded or disclosed in the Statement.

                8.     Provision, when material, has been made for:

                       a. Losses to be sustained in the fulfillment of, or from inability to fulfill, any sales commitments.

                       b. Loses to be sustained as a result of purchase commitments for inventory quantities in excess of normal requirements or at prices in excess of the prevailing market prices.

                       c. Losses to be sustained as a result of the reduction of excess or obsolete inventories to their estimated net realizable value.


                                     Exhibit J-2

                d.     Losses to be sustained as a result of
                       other-than-temporary declines in the fair value of investments.

          9. All sales transactions entered into by the Company are final and there are no side agreements with customers, or other terms in effect, which allow for the return of merchandise, except for defectiveness or other conditions covered by the usual and customary warranties.

          10. Provision has been made for any material adjustments to long-lived assets, certain identifiable assets and related goodwill in accordance with SFAS 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of.

          Further, we confirm that we are responsible for the fair presentation in the Statement of gross income and direct operating expenses in conformity with generally accepted accounting principles.


                                   Very truly yours,




                                      Exhibit J-